                                    [GRAPHIC]


                                    [GRAPHIC]



                                    [Graphic]



EQUITY


                                           LOOMIS SAYLES AGGRESSIVE GROWTH FUND

                                            LOOMIS SAYLES EMERGING MARKETS FUND

                                                      LOOMIS SAYLES GROWTH FUND

                                        LOOMIS SAYLES INTERNATIONAL EQUITY FUND

                                                    LOOMIS SAYLES RESEARCH FUND

                                            LOOMIS SAYLES SMALL CAP GROWTH FUND

                                             LOOMIS SAYLES SMALL CAP VALUE FUND

                                                       LOOMIS SAYLES VALUE FUND

                                                   LOOMIS SAYLES WORLDWIDE FUND

[LOGO] Loomis Sayles Funds
                SEMI-ANNUAL REPORT

                MARCH 31, 2002

TABLE OF CONTENTS


Corporate Overview                                                       1
Letter from the President                                                2
Economic and Market Overview                                             4
Institutional Class Average Annual Returns vs. Lipper Category Average
and Lipper Category Index                                                6
Fund and Manager Reviews                                                 8
Portfolio of Investments                                                26
Statements of Assets and Liabilities                                    66
Statements of Operations                                                68
Statements of Changes in Net Assets                                     70
Financial Highlights                                                    80
Notes to Financial Statements                                          102

CORPORATE OVERVIEW

LOOMIS SAYLES FUNDS

Loomis Sayles Funds is a Boston-based family of predominantly no-load mutual funds advised by Loomis, Sayles & Company, L.P.

From the outset, Loomis Sayles has recognized the importance of maintaining an environment that provides our portfolio managers with the independence they need to perform effectively. This culture has enabled us to consistently attract talented investment professionals to our ranks -- to achieve the best possible results for our shareholders.

In concert with one of the largest and most experienced staff of career analysts and economists in the industry today, Loomis Sayles' portfolio managers take the lead in uncovering investment opportunities in the ever-changing global markets.

PHONE 800-626-9390 FOR INFORMATION ABOUT:

.. Establishing an account

.. Account procedures and status

.. Exchanges

.. Shareholder services

PHONE 800-633-3330 TO REQUEST ANY OF THE FOLLOWING:

.. Automated account balances, last transaction, and distribution information

.. Speak to a customer service representative regarding an existing account

.. Net asset values and yields

.. To order a prospectus or marketing information



As always, we are interested in your comments and in answering any questions. For more complete information about any of the Loomis Sayles Funds, including charges and expenses, please call Loomis Sayles Distributors, L.P. for a free prospectus at 800-633-3330 Monday through Friday, 8:45 a.m. to 4:45 p.m. EST or visit www.loomissayles.com. Read it carefully before you invest or send money. For the most recent performance information, please call 800-633-3330, or visit our website at www.loomissayles.com.



                                    [Graphic]
Loomis Sayles Equity Funds

LETTER FROM THE PRESIDENT


     [PHOTO OF]      Dear Shareholders:

  DANIEL J. FUSS     One year ago, I wrote in this same forum that, "the most
  President and      important fundamental--peace in the world--has not
  Portfolio Manager  changed." What a difference a year makes. In the last six months, investors have grappled with a barrage of
                     unprecedented world events, which both challenged their
                     resolve and strengthened their convictions.
  Throughout the period, the financial markets remained volatile, as investors attempted to digest rapidly changing news from the political, military, and economic fronts.

At Loomis Sayles, we have always believed that we can persevere in the most challenging market climates by focusing on disciplined investment strategies that have proven successful over time.

For us, specialized research remains the cornerstone of this disciplined investment philosophy. It is a focus that guides us through market rallies and downturns, helping us to build broadly diversified investment portfolios. In the months ahead, the financial markets may remain volatile, as the progress and extent of the U.S. economic recovery is closely scrutinized. Any recovery is bound to proceed with fits and starts, which will more than likely be mirrored by the financial markets along the way.

Looking ahead, we are optimistic about the prospects for U.S. corporate earnings growth in 2002. Certain sectors, especially cyclicals, are poised to recover more quickly than others, in our opinion. The international markets should also benefit from any U.S. recovery. This positive impact will be even greater in emerging markets where economies have a greater sensitivity to increases in demand. In the fixed income market, we see opportunity in corporate bonds around the globe in 2002. This outlook is based primarily on our anticipation that improving profits and stronger balance sheets will reduce downgrade pressure overall.

As always, no matter what the investment climate, we believe maintaining a diversified portfolio is the best way to achieve consistent, attractive investment returns over time. We continue to appreciate the confidence you continue to place in the Loomis Sayles Funds, and we look forward to helping you reach your investment goals.

Sincerely,


/s/ Dan Fuss


Daniel J. Fuss
President
Loomis Sayles Funds



                                    [Graphic]
Loomis Sayles Equity Funds

ECONOMIC AND MARKET OVERVIEW

SEMI-ANNUAL REPORT FOR THE PERIOD ENDED MARCH 31, 2002

STOCK MARKET REVIEW
The last six months continued to challenge stock investors, underscoring the need for discipline and patience in dealing with periods of market unrest. A number of events and influences--including the terrorist attacks of September 11, 2001, the economic recession, the economic recovery, Federal Reserve Board rate cuts, the war in Afghanistan, high-profile corporate bankruptcies and conflict in the Middle East--weighed heavily on the market and helped generate severe volatility during the six-month period.

To the surprise of many investors, the stock market bounced back rather quickly from its post-September 11 lows. In the weeks following the terrorist atrocities, the stock market plunged, as investors attempted to assess the psychological, economic and political impacts of the attacks. But by the end of 2001, the Federal Reserve Board's aggressive efforts to inject liquidity into the system and spur an economic rebound with historically low interest rates, along with early successes in the war against terrorism, helped bring about an aura of optimism. The stock market ended the year on an upbeat note, led by the battered-down technology sector. The S&P 500 Index posted a return of 10.71 percent for the fourth quarter of 2001.

Nevertheless, the optimism of the fourth quarter faded during the first quarter of 2002, as investors focused on accounting issues and the upcoming earnings season. In the wake of the Enron and Global Crossings bankruptcies, corporate accounting practices took center stage. The market punished the stock of any company suspected of implementing questionable accounting tactics. Investors also reacted to earnings shortfalls or anticipated earnings deficits by driving down stock prices, particularly in the technology sector. Stocks, as measured by the S&P 500 Index, posted a return of 0.23 percent for the first quarter of 2002. For the entire six-month period, the index's return was 10.97 percent.

There were some bright spots during the period, specifically among economically sensitive market sectors. Stocks in such areas as consumer discretionary, transportation and materials performed well in the improving economic environment. In addition, small-capitalization stocks continued to outperform their larger brethren, as valuations and earnings expectations among smaller-cap equities appealed to investors. Furthermore, emerging markets stocks generated strong performance, primarily due to the prospects for an economic recovery in the United States. The developed international markets did not fare as well, though, as they struggled with economic issues similar to those affecting the U.S. market.

BOND MARKET REVIEW
The Federal Reserve Board lowered interest rates three times in the fourth quarter of 2001, capping off a year that included 11 rate cuts and a federal funds rate of 1.75 percent. The Federal Reserve Board's actions helped support higher bond prices at the short end of the yield curve but had little direct impact at the longer end, where yields and prices remained relatively stable.

Evidence that the easing campaign finally was working and the economy was on the mend caused the Federal Reserve Board to hold rates steady during the first quarter of 2002. Most investors assumed that the Federal Reserve Board's easing crusade had come to an end, and they began focusing on the impacts an improving economy would have on the bond market.

It seemed likely that the Federal Reserve Board's next move would be a rate hike, with the timing tied to the strength and staying power of the economic recovery. Nevertheless, simply the fear of a shift in Federal Reserve Board policy sent the interest-rate sensitive government bond sector lower during the first quarter of 2002.

On the other hand, mortgage-backed securities performed well in this climate. With interest rates unlikely to move lower, the prepayment risk associated with mortgage-backed securities subsided, and the mortgage sector offered attractive returns.

Investment-grade corporate bonds also moved higher in anticipation of a better economic environment. But the rally was stifled somewhat by the Enron debacle and resulting Arthur Andersen accounting scandal, along with other corporate bankruptcies. Similar to the stock market's response, bond investors worried that accounting irregularities would surface in other corporations, leading to credit downgrades and potential bankruptcies.

In general, the high-yield sector also responded favorably to improving economic news. But credit downgrades and bankruptcies continued to pose problems for select bonds, particularly in the telecommunication segment.




                                    [Graphic]
Loomis Sayles Equity Funds

INSTITUTIONAL CLASS

AVERAGE ANNUAL RETURNS(1) VS. LIPPER CATEGORY AVERAGE AND LIPPER CATEGORY
INDEX(2)
FOR THE PERIODS ENDED MARCH 31, 2002.

-------------------------------------------------------------------------------------------------
                                                                                       SINCE
                                        6 MONTHS 1 YEAR  3 YEARS 5 YEARS 10 YEARS INCEPTION(3)(4)
-------------------------------------------------------------------------------------------------
LOOMIS SAYLES AGGRESSIVE GROWTH FUND     15.27%  -22.32%  1.80%  13.72%     NA         12.22%
 Lipper Mid-Cap Growth Funds Average     17.65%  -0.93%   3.73%   9.40%     NA         6.93%
 Rank                                      NA    452/466 165/277 63/189     NA         40/181
 Percentile                                NA      97      60      34       NA           22
 Lipper Mid-Cap Growth Funds Index       15.80%  -0.43%   2.51%   9.66%     NA         6.66%
LOOMIS SAYLES EMERGING MARKETS FUND      47.04%  17.07%    NA      NA       NA         7.63%
 Lipper Emerging Markets Funds Average   39.36%  16.66%    NA      NA       NA         -0.27%
 Rank                                      NA    83/199    NA      NA       NA         74/167
 Percentile                                NA      42      NA      NA       NA           45
 Lipper Emerging Markets Funds Index     37.93%  16.17%    NA      NA       NA         -1.01%
LOOMIS SAYLES GROWTH FUND                16.08%  -4.87%  -6.20%   5.26%   8.79%        9.45%
 Lipper Large-Cap Growth Funds Average   10.78%  -5.93%  -7.15%   7.79%   10.07%       10.43%
 Rank                                      NA    372/805 250/500 231/303  65/85        63/79
 Percentile                                NA      47      50      76       76           79
 Lipper Large-Cap Growth Funds Index     11.32%  -4.80%  -9.37%   7.07%   10.64%       10.63%
LOOMIS SAYLES INTERNATIONAL EQUITY FUND  4.52%   -7.70%   2.97%   2.65%   6.16%        6.42%
 Lipper International Funds Average      9.76%   -7.48%  -2.60%   1.97%   6.53%        6.14%
 Rank                                      NA    376/776 72/564  147/375  38/71        22/53
 Percentile                                NA      48      13      40       53           41
 Lipper International Funds Index        11.11%  -4.95%  -1.38%   2.75%   7.15%        6.68%

Note: Past performance is no guarantee of future performance. Total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance and rankings would be lower.

(1)Periods less than one year are not annualized.
(2)Lipper Category Average total return represents the average annual total return for all funds in each fund's corresponding investment category as determined by Lipper Inc. The Lipper Category Index total return represents the average annual total return of 30 funds, or 10 funds for the Lipper Emerging Markets Funds Index and Lipper Global Flexible Portfolio Funds Index in each fund's corresponding investment category as determined by Lipper Inc. Rankings are based on the total return of each fund for the period relative to the total return of all funds in that fund's corresponding investment category. It is not possible to invest directly in an index.
  Source: Lipper Inc.

---------------------------------------------------------------------------------------------------------
                                                                                               SINCE
                                                6 MONTHS 1 YEAR  3 YEARS 5 YEARS 10 YEARS INCEPTION(3)(4)
---------------------------------------------------------------------------------------------------------
LOOMIS SAYLES RESEARCH FUND                      15.30%   3.65%    NA      NA       NA        -12.92%
 Lipper Large-Cap Core Funds Average             10.32%  -1.87%    NA      NA       NA        -12.40%
 Rank                                              NA    38/807    NA      NA       NA        405/739
 Percentile                                        NA       5      NA      NA       NA          55
 Lipper Large-Cap Core Funds Index               10.37%  -0.36%    NA      NA       NA        -12.17%
LOOMIS SAYLES SMALL CAP GROWTH FUND              10.42%  -22.25% -9.39%   5.17%     NA         1.74%
 Lipper Small-Cap Growth Funds Average           20.35%   6.54%   8.55%  10.27%     NA         7.20%
 Rank                                              NA    416/418 284/293 146/189    NA        144/183
 Percentile                                        NA      100     97      77       NA          79
 Lipper Small-Cap Growth Funds Index             20.88%   5.73%   9.45%  10.09%     NA         6.97%
LOOMIS SAYLES SMALL CAP VALUE FUND               25.31%  25.69%  19.18%  13.73%   14.24%      16.83%
 Lipper Small-Cap Core Funds Average             26.04%  19.59%  16.73%  12.48%   12.20%      13.06%
 Rank                                              NA    43/276  56/197  40/117    5/28        l/21
 Percentile                                        NA      16      29      34       18           5
 Lipper Small-Cap Core Funds Index               26.15%  20.08%  15.91%  12.18%   12.38%        NA
LOOMIS SAYLES VALUE FUND                         10.82%   1.41%   0.52%   7.29%   11.35%      11.38%
 Lipper Large-Cap Value Funds Average            11.03%   1.39%   2.52%   8.88%   12.10%      12.71%
 Rank                                              NA    160/336 159/243 104/l64  35/55        37/51
 Percentile                                        NA      48      66      64       63          72
 Lipper Large-Cap Value Funds Index              10.81%   1.02%   0.93%   9.44%   12.40%      12.51%
LOOMIS SAYLES WORLDWIDE FUND                     5.04%    0.65%  12.15%   9.06%     NA         9.22%
 Lipper Gobal Flexible Portfolio Funds Average   9.40%    0.27%   1.94%   6.04%     NA         6.77%
 Rank                                              NA     44/93   2/79    8/62      NA         8/46
 Percentile                                        NA      47       3      13       NA          18
 Lipper Global Flexible Portfolio Funds Index    7.55%   -0.74%   2.42%   5.84%     NA         6.54%

(3)Actual Inception Dates:

Aggressive Growth Fund    December 31, 1996
Emerging Markets Fund     November 9, 1999
Growth Fund               May 16, 1991
International Equity Fund May 10, 1991
Research Fund             July 31, 2000
Small Cap Growth Fund     December 31, 1996
Small Cap Value Fund      May 13, 1991
Value Fund                May 13, 1991
Worldwide Fund            May 1, 1996

(4)Lipper index and ranking performance data is reported only as of month end. For each Fund with an inception date other than at month end, Lipper index and average data is reported as of the month end closest to the Fund's inception date (e.g., for a Fund with an inception date of November 9, 1999, index performance data is reported as of October 31, 1999). Lipper ranking data is reported as of the month end following the Fund's inception date.



                                    [Graphic]
Loomis Sayles Equity Funds

FUND AND MANAGER REVIEW

 LOOMIS SAYLES AGGRESSIVE GROWTH FUND                         [PHOTO]          [PHOTO]
                                                         Christopher R. Ely  David L. Smith
 OBJECTIVE | Long-term capital growth

 STRATEGY | Invests primarily in stocks with market
 capitalization falling within the capitalization range       [PHOTO]
 of the Russell Midcap Growth Index                        Philip C. Fine

 FUND INCEPTION DATE | 12/31/96

 COMMENCEMENT OF OPERATIONS OF CLASS |
 Institutional: 1/2/97; Retail: 1/2/97;
 Admin: 7/31/00

 EXPENSE RATIO | Institutional: 1.00%;
 Retail: 1.25%; Admin: 1.50%

 TOTAL NET ASSETS (ALL CLASSES) | $71.1 Million

--------------------------------------------------------------------------------
PERFORMANCE | For the six-month period ended March 31, 2002, the Institutional, Retail and Admin Classes of the Aggressive Growth Fund returned 15.27%, 15.06% and 14.95%, respectively, compared to the 24.82% return for the Fund's benchmark, the Russell Midcap Growth Index. The Lipper Mid-Cap Growth Funds Average posted a total return of 17.65% for the same period.

PORTFOLIO REVIEW | One of our key strategies is to seek to identify companies with strong fundamentals, rapid earnings growth, strong management and a solid business model. Our approach remained aggressive during the six-month period, with significant exposure to technology stocks. We also increased portfolio exposure to consumer discretionary holdings, which performed well primarily due to relatively strong consumer spending.

The overall economic environment was unfavorable to growth investors during the period. Focusing on stocks with the high earnings growth, coupled with the impact of severe market volatility, hurt the Fund's performance during the six-month period against the benchmark. Many of the stock market's highest-growth sectors, such as information technology, biotechnology, healthcare and services, were hardest-hit, and the Fund's performance suffered due to significant exposure to these areas. Although we did have investments in the strong-performing consumer discretionary sector, including restaurant, consumer electronics and retail stocks, the portfolio did not have enough of a large consumer weighting to offset weakness in other industries.

OUTLOOK | We believe the stock market hit a bottom point in late September 2001 and that the early stages of a new bull market may be underway. Given this outlook, we remain focused on companies in which business is "good and getting better." Of course, the unpredictable course of world events will influence the stock market's behavior in the next several months.


     /s/ Christopher Ely       /s/ David L. Smith        /s/ Phillip Fine
     Christopher R. Ely          David L. Smith           Philip C. Fine

                            AVERAGE ANNUAL RETURNS-PERIODS ENDED MARCH 31, 2002

---------------------------------------------------------------------------------------------------
                                                                                          SINCE
                                                     6 MONTHS* 1 YEAR  3 YEARS 5 YEARS INCEPTION(a)
---------------------------------------------------------------------------------------------------
LOOMIS SAYLES AGGRESSIVE GROWTH FUND (INSTITUTIONAL)  15.27%   -22.32%  1.80%  13.72%     12.22%
LOOMIS SAYLES AGGRESSIVE GROWTH FUND (RETAIL)         15.06%   -22.54%  1.48%  13.38%     11.90%
LOOMIS SAYLES AGGRESSIVE GROWTH FUND (ADMIN)(b)       14.95%   -22.71%  1.04%  12.88%     11.39%
Lipper Mid-Cap Growth Funds Index(c)                  15.80%    -0.43%  2.51%   9.66%      6.66%
Russell Midcap Growth Index(d)                        24.82%     4.70%  0.42%   9.44%      8.20%

                                 CUMULATIVE PERFORMANCE(e)--12/31/96 TO 3/31/02
                                    [CHART]

             Loomis Sayles Aggressive    Russell Midcap    Lipper Mid-Cap Growth
                   Growth Fund            Growth Index         Funds Index
             ------------------------    --------------    ---------------------
12/31/1996            $10,000               $10,000             $10,000
1/31/1997              10,620                10,443              10,256
2/28/1997              10,290                10,213               9,574
3/31/1997               9,630                 9,635               8,846
4/30/1997               9,740                 9,872               8,769
5/31/1997              10,620                10,756               9,912
6/30/1997              10,720                11,054              10,329
7/31/1997              11,810                12,112              10,960
8/31/1997              11,540                11,994              10,929
9/30/1997              12,570                12,601              11,712
10/31/1997             12,290                11,970              11,056
11/30/1997             11,910                12,096              10,879
12/31/1997             12,265                12,254              11,134
1/31/1998              11,625                12,033              10,923
2/28/1998              12,553                13,165              11,851
3/31/1998              12,980                13,717              12,465
4/30/1998              13,322                13,903              12,519
5/31/1998              12,724                13,331              11,789
6/30/1998              13,375                13,708              12,332
7/31/1998              12,692                13,121              11,511
8/31/1998              10,119                10,617               9,029
9/30/1998              11,219                11,420               9,971
10/31/1998             11,977                12,261              10,338
11/30/1998             12,073                13,088              11,123
12/31/1998             13,680                14,443              12,558
1/31/1999              13,813                14,876              13,181
2/28/1999              13,537                14,149              12,158
3/31/1999              17,363                14,937              13,024
4/30/1999              18,248                15,617              13,559
5/31/1999              18,923                15,416              13,502
6/30/1999              21,400                16,493              14,590
7/31/1999              21,234                15,968              14,391
8/31/1999              22,473                15,802              14,318
9/30/1999              22,207                15,667              14,736
10/31/1999             27,803                16,879              16,039
11/30/1999             32,629                18,626              18,050
12/31/1999             40,738                21,851              21,816
1/31/2000              41,880                21,847              21,441
2/29/2000              56,943                26,440              26,814
3/31/2000              51,718                26,467              24,927
04/30/2000             46,828                23,898              21,639
05/31/2000             42,110                22,156              19,693
06/30/2000             48,073                24,507              22,754
07/31/2000             46,932                22,955              21,810
08/31/2000             55,547                26,417              24,662
09/30/2000             55,028                25,125              23,477
10/31/2000             46,678                23,406              21,579
11/30/2000             34,943                18,320              17,066
12/31/2000             38,459                19,284              18,296
1/31/2001              35,283                20,386              18,545
2/28/2001              27,549                16,860              15,763
3/31/2001              23,577                14,447              14,091
4/30/2001              27,444                16,855              15,948
5/31/2001              26,166                16,776              16,080
6/30/2001              25,370                16,784              16,017
7/31/2001              22,838                15,652              15,175
8/31/2001              19,944                14,518              14,158
9/30/2001              15,890                12,119              12,116
10/31/2001             17,436                13,392              12,791
11/30/2001             19,240                14,835              13,841
12/31/2001             19,475                15,398              14,442
1/31/2002              18,807                14,898              13,890
2/28/2002              16,909                14,053              13,200
3/31/2002              18,316                15,125              14,031


Foreign investments involve special risks including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. In addition, foreign countries may have different accounting standards than those of the U.S., which may adversely affect the value of the Fund.

Small and mid-cap stocks may be more volatile and subject to wider value fluctuations than larger, more established companies. The secondary market of small and mid-cap stocks may be less liquid, or harder to sell, which could also adversely impact the Fund's value.

Note: Past performance is no guarantee of future performance. Total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance and rankings would be lower.

(a)Inception date of the Institutional and Retail Classes of shares is December 31, 1996. Inception date of the Admin Class of shares is July 31, 2000.
(b)Performance shown for periods prior to the inception date of the Admin Class (July 31, 2000) represents the performance of the Institutional Class of shares during the periods shown adjusted to reflect the current levels of management and 12b-1 fees payable by the respective Class of shares.
(c)The Lipper Mid-Cap Growth Funds Index is an equally weighted unmanaged index of typically the 30 largest mutual funds within the mid-cap growth funds investment objective. Returns are adjusted for the reinvestment of capital gains distributions and income dividends. It is not possible to invest directly in an index. Source: Lipper Inc.
(d)The Russell Midcap Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. The Index returns have not been lowered for ongoing management and operating expenses applicable to mutual fund investments. It is not possible to invest directly in an index.
(e)Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail and Admin Classes of shares would, due to the higher fees paid by the Retail and Admin Classes of shares, be lower.
*  Not annualized.



                                    [Graphic]
Loomis Sayles Equity Funds

FUND AND MANAGER REVIEW

 LOOMIS SAYLES EMERGING MARKETS FUND                  [PHOTO]          [PHOTO]

 OBJECTIVE | Long-term capital growth                Eswar Menon  Alexander Muromcew

 STRATEGY | Invests primarily in stocks of issuers     [PHOTO]
 located in countries with emerging securities
 markets                                            John Tribolet

 FUND INCEPTION DATE | 11/9/99

 COMMENCEMENT OF OPERATIONS OF
 CLASS |  Institutional: 11/9/99; Retail: 5/9/00

 EXPENSE RATIO | Institutional: 2.25%;
 Retail: 2.50%

 TOTAL NET ASSETS (ALL CLASSES) | $2.9 million

--------------------------------------------------------------------------------

PERFORMANCE | For the six-month period ended March 31, 2002, the Institutional and Retail Classes of the Emerging Markets Fund returned 47.04% and 46.89%, respectively, compared to the 41.06% return for the Fund's benchmark, the Morgan Stanley Capital International Emerging Markets Free (MSCI EMF) Index GD. The Lipper Emerging Markets Funds Average posted a total return of 39.36% for the same period.

PORTFOLIO REVIEW | Emerging market countries continued to perform well during the period. Stocks in economically sensitive industries led the way due to increased revenue expectations and attractive valuations. The portfolio remained widely diversified by country, sector and issues, with only a few sector under-weights and over-weights relative to the index. Favorable stock selection in a number of sectors, including consumer discretionary, energy, financials, telecommunication services and industrials, contributed to the Fund's performance.

Our strategy during the period was to invest in growth companies experiencing tangible and clear growth. We avoided companies and sectors that were hurt by the economic slowdown and focused instead on companies that we believe would benefit from an increase in consumer demand and an eventual improvement in economic activity, including consumer staples and information technology holdings.

We increased portfolio holdings in Brazil, Israel, Russia and Turkey and decreased holdings in India and Mexico. From a sector perspective, we increased portfolio weightings in the industrials sector and decreased weightings in the energy, financials, health care and telecommunications services sectors. The majority of the portfolio's investments continued to come from Asia, with smaller weightings in Latin America and Eastern Europe.

OUTLOOK | We believe the worldwide economic recovery will be the most important theme going forward. Therefore, we plan to continue positioning the Fund to take advantage of an improving economic environment with meaningful exposure to the consumer discretionary, information technology and industrials sectors and under-weighted exposure to the telecommunication services industry, which continues to suffer from the excesses of the late 1990s.


            /s/ Eswar Menon /s/ Alexander Moromcew /s/ John Tribolet
              Eswar Menon     Alexander Muromcew     John Tribolet

                            AVERAGE ANNUAL RETURNS-PERIODS ENDED MARCH 31, 2002

----------------------------------------------------------------------------------
                                                                         SINCE
                                                     6 MONTHS* 1 YEAR INCEPTION(a)
----------------------------------------------------------------------------------
LOOMIS SAYLES EMERGING MARKETS FUND (INSTITUTIONAL)   47.04%   17.07%     7.63%
LOOMIS SAYLES EMERGING MARKETS FUND (RETAIL)(b)       46.89%   16.89%     7.25%
Lipper Emerging Markets Funds Index(c)                37.93%   16.17%    -1.01%
Morgan Stanley Capital International EMF Index GD(d)  41.06%   15.03%    -3.08%

                                  CUMULATIVE PERFORMANCE(e)--11/9/99 TO 3/31/02
                                    [CHART]

                Lipper Emerging         Loomis Sayles        MSCI-EMF
              Markets Fund Index    Emerging Markets Fund    Index GD
              ------------------    ---------------------    --------
11/9/1999        $10,000                 $10,000             $10,000
11/30/1999        11,103                  13,290              10,897
12/31/1999        13,054                  17,190              12,282
1/31/2000         12,902                  16,360              12,356
2/29/2000         13,286                  20,570              12,519
3/31/2000         13,326                  21,250              12,580
04/30/2000        11,876                  17,430              11,387
05/31/2000        11,244                  15,400              10,917
06/30/2000        11,801                  16,400              11,301
07/31/2000        11,320                  15,700              10,720
08/31/2000        11,437                  16,600              10,773
09/30/2000        10,344                  14,860               9,832
10/31/2000         9,572                  13,860               9,119
11/30/2000         8,706                  11,514               8,322
12/31/2000         9,021                  12,229               8,523
1/31/2001         10,066                  13,641               9,693
2/28/2001          9,285                  11,943               8,933
3/31/2001          8,400                  10,184               8,057
4/30/2001          8,829                  11,289               8,455
5/31/2001          9,071                  11,238               8,556
6/30/2001          8,913                  11,013               8,381
7/31/2001          8,360                  10,328               7,851
8/31/2001          8,251                   9,735               7,774
9/30/2001          7,074                   8,109               6,571
10/31/2001         7,445                   8,732               6,979
11/30/2001         8,183                   9,846               7,707
12/31/2001         8,705                  10,787               8,319
1/31/2002          9,048                  11,186               8,601
2/28/2002          9,251                  11,299               8,742
3/31/2002          9,758                  11,923               9,269


Foreign investments involve special risks including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. In addition, foreign countries may have different accounting standards than those of the U.S., which may adversely affect the value of the Fund.

Note: Past performance is no guarantee of future performance. Total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance and rankings would be lower.

(a)Inception date of the Institutional Class of shares is November 9, 1999. Since Lipper Emerging Markets Funds Index and Morgan Stanley Capital International EMF Index GD performance data is not available coincident with the Fund's inception date, comparative performance is presented from the month end closest to the Fund's inception date (October 31, 1999). Inception date of the Retail Class of shares is May 9, 2000.
(b)Performance shown for the period prior to the inception date of the Retail Class (May 9, 2000) represents the performance of the Institutional Class of shares during the period shown, adjusted to reflect the current fee payable by the respective Class of shares.
(c)The Lipper Emerging Markets Funds Index is an equally weighted unmanaged index of typically the 10 largest mutual funds within the emerging markets funds investment objective. Returns are adjusted for the reinvestment of capital gains distributions and income dividends. It is not possible to invest directly in an index. Source: Lipper Inc.
(d)The Morgan Stanley Capital International EMF Index GD is an unmanaged regional index comprised of 26 emerging market countries, with gross dividends reinvested. The Index returns have not been reduced for ongoing management and operating expenses applicable to mutual funds. It is not possible to invest directly in an index.
(e)Cumulative performance is shown for the Institutional Class of shares. Since index performance data is not available coincident with the Fund's inception date, the beginning value of the index is the value as of the month end closest to the Fund's inception date (October 31, 1999). Performance of the Retail Class of shares would, due to the higher fees paid by the Retail Class of shares, be lower.
*  Not annualized.



                                    [Graphic]
Loomis Sayles Equity Funds

FUND AND MANAGER REVIEW

 LOOMIS SAYLES GROWTH FUND                           [PHOTO]             [PHOTO]

 OBJECTIVE | Long-term growth of capital         Mark B. Baribeau  Pamela N. Czekanski

 STRATEGY | Invests in stocks with large             [PHOTO]
 market capitalization
                                                 Richard D. Skaggs
 FUND INCEPTION DATE | 5/16/91

 COMMENCEMENT OF OPERATIONS OF CLASS |
 Institutional: 5/16/91; Retail: 1/2/97;
 Admin: 7/31/00

 EXPENSE RATIO | Institutional: 0.85%;
 Retail: 1.10%; Admin: 1.35%

 TOTAL NET ASSETS (ALL CLASSES) | $24.7 Million

--------------------------------------------------------------------------------
PERFORMANCE | For the six-month period ended March 31, 2002, the Institutional, Retail and Admin Classes of the Growth Fund returned 16.08%, 16.02% and 15.82%, respectively, compared to the 10.97% return for the Fund's benchmark, the Standard & Poor's 500 Index. The Lipper Large-Cap Growth Funds Average posted a total return of 10.78% for the same period.

PORTFOLIO REVIEW | Our key strategy early in the six-month period--when fears of recession were at their highest--was to avoid companies with questionable earnings stability. But once the recession was confirmed, investors set their sites on an impending recovery, and we shifted our focus to positioning the Fund for improved economic activity.

In the aftermath of last year's terrorist attacks, we believed consumer spending would return to pre-September 11 levels once the military effort in Afghanistan was underway. We expected growing demand to benefit select non-technology manufacturers and oil and gas drillers. As such, we added to the portfolio's industrial and energy sectors, funding these new purchases by cutting back portfolio exposure to the health care sector, which suffered due to market rotation out of stable growth companies and into economically sensitive companies.

The Fund's strong relative performance during the period was due to favorable stock selection in the consumer discretionary, industrial and technology sectors. Furthermore, an over-weighting in the consumer discretionary sector, specifically retail, and an underweighting in the telecommunication area also enhanced the portfolio's return. The financial services sector was a negative influence on Fund performance, due to the portfolio's significant exposure to brokerage firms, which performed poorly during the period.

OUTLOOK | In general, consumer spending has been stronger than expected, and businesses soon should be forced to rebuild their inventories. A snap back in the global supply chain should lead to accelerating growth as the year progresses. We expect the capital spending cycle to improve later this year. As such, we expect a profits rally in the technology sector to be narrow initially, benefiting mostly the semiconductor industry, which has a broad customer base in the consumer and business markets. In addition, we expect the portfolio's financial services holdings to benefit from better profitability as credit losses diminish and capital markets activity expands.


          /s/ Mark Baribeau /s/ Pamela N. Czekanski /s/ Richard Skaggs
          Mark B. Baribeau    Pamela N. Czekanski     Richard Skaggs

                            AVERAGE ANNUAL RETURNS-PERIODS ENDED MARCH 31, 2002

------------------------------------------------------------------------------------------------
                                                                                       SINCE
                                          6 MONTHS* 1 YEAR 3 YEARS 5 YEARS 10 YEARS INCEPTION(a)
------------------------------------------------------------------------------------------------
LOOMIS SAYLES GROWTH FUND (INSTITUTIONAL)  16.08%   -4.87% -6.20%   5.26%    8.79%      9.45%
LOOMIS SAYLES GROWTH FUND (RETAIL)(b)      16.02%   -5.05% -6.37%   5.01%    8.66%      9.33%
LOOMIS SAYLES GROWTH FUND (ADMIN)(b)       15.82%   -5.24% -6.98%   4.53%    8.27%      8.95%
Lipper Large-Cap Growth Funds Index(c)     11.32%   -4.80% -9.37%   7.07%   10.64%     10.63%
S&P 500 Index(d)                           10.97%    0.21% -2.54%  10.17%   13.25%     12.80%

                                 CUMULATIVE PERFORMANCE(e) --5/16/91 TO 3/31/02
                                    [CHART]

               Lipper Large-Cap       Loomis Sayles        S&P 500
              Growth Funds Index       Growth Fund          Index
              ------------------      -------------        -------
5/31/1991          $10,000              $10,000            $10,000
6/30/1991            9,455                9,900              9,542
7/31/1991            9,974               10,810              9,987
8/31/1991           10,313               11,280             10,223
9/30/1991           10,207               11,460             10,052
10/31/1991          10,369               11,850             10,187
11/30/1991           9,999               11,110              9,777
12/31/1991          11,190               12,464             10,895
1/31/1992           11,171               12,257             10,692
2/29/1992           11,242               12,381             10,830
3/31/1992           10,865               11,499             10,620
4/30/1992           10,811               10,939             10,932
5/31/1992           10,927               11,364             10,985
6/30/1992           10,608               10,970             10,822
7/31/1992           10,993               11,395             11,264
8/31/1992           10,800               11,177             11,033
9/30/1992           10,994               11,343             11,163
10/31/1992          11,216               11,956             11,201
11/30/1992          11,788               12,599             11,583
12/31/1992          11,961               12,931             11,725
1/31/1993           12,012               13,077             11,823
2/28/1993           11,795               12,931             11,984
3/31/1993           12,170               13,274             12,237
4/30/1993           11,795               12,869             11,941
5/31/1993           12,240               13,544             12,261
6/30/1993           12,338               13,627             12,297
7/31/1993           12,254               13,616             12,247
8/31/1993           12,763               14,218             12,712
9/30/1993           12,954               14,384             12,614
10/31/1993          13,102               14,415             12,875
11/30/1993          12,837               13,834             12,753
12/31/1993          13,236               14,135             12,907
1/31/1994           13,718               14,645             13,346
2/28/1994           13,496               14,113             12,983
3/31/1994           12,835               13,581             12,417
4/30/1994           12,897               13,700             12,577
5/31/1994           12,975               13,733             12,783
6/30/1994           12,491               13,060             12,470
7/31/1994           12,850               13,505             12,879
8/31/1994           13,508               13,961             13,407
9/30/1994           13,187               13,614             13,079
10/31/1994          13,524               14,146             13,373
11/30/1994          13,026               13,494             12,886
12/31/1994          13,127               13,619             13,077
1/31/1995           13,229               13,782             13,416
2/28/1995           13,685               14,153             13,939
3/31/1995           14,073               14,534             14,351
4/30/1995           14,457               14,719             14,773
5/31/1995           14,935               15,188             15,364
6/30/1995           15,698               16,179             15,720
7/31/1995           16,552               16,942             16,242
8/31/1995           16,644               17,334             16,283
9/30/1995           17,262               17,770             16,970
10/31/1995          17,164               17,618             16,909
11/30/1995          17,704               18,021             17,651
12/31/1995          17,711               17,829             17,991
1/31/1996           18,232               17,805             18,603
2/29/1996           18,642               18,377             18,776
3/31/1996           18,651               18,401             18,957
4/30/1996           19,094               19,463             19,236
5/31/1996           19,658               19,965             19,733
6/30/1996           19,481               20,000             19,808
7/31/1996           18,438               18,191             18,933
8/31/1996           18,991               18,961             19,332
9/30/1996           20,313               20,256             20,421
10/31/1996          20,566               21,082             20,983
11/30/1996          21,896               21,969             22,569
12/31/1996          21,352               21,370             22,122
1/31/1997           22,706               23,262             23,504
2/28/1997           22,380               21,974             23,688
3/31/1997           21,233               20,670             22,715
4/30/1997           22,398               20,496             24,071
5/31/1997           23,918               22,515             25,537
6/30/1997           24,920               23,246             26,683
7/31/1997           27,301               25,600             28,804
8/31/1997           25,812               25,024             27,190
9/30/1997           27,238               27,245             28,679
10/31/1997          26,292               26,965             27,721
11/30/1997          26,877               26,142             29,005
12/31/1997          27,244               26,607             29,503
1/31/1998           27,726               25,512             29,829
2/28/1998           29,843               27,366             31,981
3/31/1998           31,232               28,314             33,619
4/30/1998           31,755               29,135             33,957
5/31/1998           31,045               27,956             33,373
6/30/1998           32,822               29,220             34,729
7/31/1998           32,806               27,640             34,359
8/31/1998           27,449               22,099             29,399
9/30/1998           29,446               24,543             31,274
10/31/1998          31,345               26,228             33,818
11/30/1998          33,497               26,397             35,870
12/31/1998          37,180               30,030             37,934
1/31/1999           39,594               30,951             39,521
2/28/1999           37,968               29,685             38,292
3/31/1999           40,127               32,360             39,826
4/30/1999           40,264               32,792             41,367
5/31/1999           38,930               31,871             40,390
6/30/1999           41,636               34,144             42,636
7/31/1999           40,329               32,648             41,300
8/31/1999           40,338               32,878             41,096
9/30/1999           39,928               32,130             39,969
10/31/1999          42,990               34,575             42,499
11/30/1999          45,115               36,968             43,372
12/31/1999          50,125               42,802             45,917
1/31/2000           48,113               41,117             43,609
2/29/2000           50,644               46,265             42,784
3/31/2000           54,198               47,513             46,968
4/30/2000           50,004               43,738             45,555
5/31/2000           47,126               40,837             44,621
6/30/2000           50,242               44,923             45,721
7/31/2000           49,224               44,518             45,006
8/31/2000           53,482               49,322             47,801
9/30/2000           49,403               46,795             45,278
10/31/2000          46,791               43,270             45,086
11/30/2000          40,513               35,868             41,532
12/31/2000          40,261               35,901             41,735
1/31/2001           41,433               34,910             43,216
2/28/2001           35,018               30,749             39,275
3/31/2001           31,380               28,073             36,787
4/30/2001           34,749               30,187             39,646
5/31/2001           34,485               29,196             39,912
6/30/2001           33,491               28,833             38,940
7/31/2001           32,291               27,578             38,557
8/31/2001           29,836               25,464             36,143
9/30/2001           26,836               23,008             33,221
10/31/2001          27,950               24,259             33,859
11/30/2001          30,510               26,435             36,452
12/31/2001          30,650               27,141             36,781
1/31/2002           29,958               27,032             36,229
2/28/2002           28,717               25,565             35,533
3/31/2002           29,872               26,706             36,866

Foreign investments involve special risks including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. In addition, foreign countries may have different accounting standards than those of the U.S., which may adversely affect the value of the Fund.

Note: Past performance is no guarantee of future performance. Total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance and rankings would be lower.

(a)Inception date of the Institutional Class of shares is May 16, 1991. Since Lipper Large-Cap Growth Funds Index and S&P 500 Index performance data is not available coincident with the Fund's inception date, comparative performance is presented from the month end closest to the Fund's inception date (May 31, 1991). Inception dates of the Retail and Admin Classes of shares are December 31, 1996 and July 31, 2000, respectively.
(b)Performance shown for periods prior to the inception date of the Retail Class (December 31, 1996) and the Admin Class (July 31, 2000) represents the performance of the Institutional Class of shares during the periods shown, adjusted to reflect the current levels of management and 12b-1 fees payable by the respective Classes of shares.
(c)The Lipper Large-Cap Growth Funds Index is an equally weighted unmanaged index of typically the 30 largest mutual funds within the large-cap growth funds investment objective. Returns are adjusted for the reinvestment of capital gains distributions and income dividends. It is not possible to invest directly in an index. Source: Lipper Inc.
(d)S&P 500 Index is a capitalization-weighted, unmanaged total return index comprised of 500 widely held common stocks, representing industrial, utility, transportation, and financial companies traded on the New York Stock Exchange, the American Stock Exchange and in the over-the-counter market. The Index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments. It is not possible to invest directly in an index.
(e)Cumulative performance is shown for the Institutional Class of shares. Since index performance data is not available coincident with the Fund's inception date, the beginning value of the index is the value as of the month end closest to the Fund's inception date (May 31, 1991). Performance of the Retail and Admin Classes of shares would, due to the higher fees paid by the Retail and Admin Classes of shares, be lower.
*  Not annualized.



                                    [Graphic]
Loomis Sayles Equity Funds

FUND AND MANAGER REVIEW


 LOOMIS SAYLES INTERNATIONAL EQUITY FUND              [PHOTO OF]     [PHOTO OF]

 OBJECTIVE | High total investment return         Alexander Muromcew Eswar Menon

 STRATEGY | Invests primarily in stocks of            [PHOTO OF]
 companies organized or head-quartered outside
 the United States
                                                    John Tribolet
 FUND INCEPTION DATE | 5/10/91

 COMMENCEMENT OF OPERATIONS OF
 CLASS | Institutional: 5/10/91; Retail: 1/2/97;
 Admin: 7/31/00

 EXPENSE RATIO | Institutional: 1.00%;
 Retail: 1.25%; Admin: 1.50%

 TOTAL NET ASSETS (ALL CLASSES) | $56.6 Million

--------------------------------------------------------------------------------

PERFORMANCE | For the six-month period ended March 31, 2002, the Institutional, Retail and Admin classes of the International Equity Fund returned 4.52%, 4.31% and 4.32%, respectively, compared to the 8.01% return for the Fund's benchmark, the Morgan Stanley Capital International-EAFE Index ND. The Lipper International Funds Average posted a total return of 9.76% for the same period.

PORTFOLIO REVIEW | We continued to invest in a diversified portfolio of what we believe are the strongest growth companies based outside the United States. In particular, we avoided companies and sectors that we felt would be hurt by the worldwide economic slowdown. Instead, we took a more forward-looking approach, focusing on companies poised to benefit from an eventual increase in consumer demand and an imminent economic recovery.

The majority of the Fund's investments were in the European region, including the United Kingdom, France, Ireland and Germany, with smaller weightings in developed Asia. We also maintained an emerging markets position, which performed very well during the period. We continued to underweight Japan, which rallied sharply in the first quarter of 2002 only to decline severely when investors recognized that the government was propping up stock prices. Not only has our underweight in Japan been a positive factor, so has our stock selection within the country.

Poor stock selection within the industrials and health care sectors and in Australia, France and the United Kingdom contributed to the Fund's under-performance relative to the index. In addition, since March 2000, growth stocks have taken a back seat to value holdings, and the market is now rewarding companies with low stock valuations and clear and concise reporting.

OUTLOOK | The Fund remains invested in what we believe are the best growth stocks in the developed and emerging countries. The Fund is well diversified among countries and industries, and it is positioned to take advantage of an economic recovery through its exposure to economically sensitive stocks in the consumer discretionary, information technology and materials sectors.


            /s/ Eswar Menon /s/ Alexander Moromcew /s/ John Tribolet
              Eswar Menon     Alexander Muromcew     John Tribolet

                            AVERAGE ANNUAL RETURNS-PERIODS ENDED MARCH 31, 2002

------------------------------------------------------------------------------------------------------------
                                                                                                   SINCE
                                                      6 MONTHS* 1 YEAR 3 YEARS 5 YEARS 10 YEARS INCEPTION(a)
------------------------------------------------------------------------------------------------------------
LOOMIS SAYLES INTERNATIONAL EQUITY FUND
(INSTITUTIONAL)                                         4.52%   -7.70%  2.97%   2.65%   6.16%      6.42%
LOOMIS SAYLES INTERNATIONAL EQUITY FUND (RETAIL)(b)     4.31%   -8.16%  2.60%   2.31%   5.98%      6.25%
LOOMIS SAYLES INTERNATIONAL EQUITY FUND (ADMIN)(b)      4.32%   -8.16%  2.20%   1.91%   5.51%      5.78%
Lipper International Funds Index(c)                    11.11%   -4.95% -1.38%   2.75%   7.15%      6.68%
Morgan Stanley Capital International-EAFE Index ND(d)   8.01%   -8.08% -5.18%   1.41%   5.89%      4.49%

                                  CUMULATIVE PERFORMANCE(e)--5/10/91 TO 3/31/02
                                    [CHART]

            Lipper International         Loomis Sayles          MSCI-EAFE
                Funds Index       International Equity Fund     Index ND
            --------------------  --------------------------    ---------
4/30/1991        $10,000                $10,000                  $10,000
5/31/1991         10,132                 10,000                   10,105
6/30/1991          9,605                  9,460                    9,363
7/31/1991         10,029                  9,960                    9,822
8/31/1991          9,936                  9,980                    9,623
9/30/1991         10,222                 10,360                   10,165
10/31/1991        10,264                 10,280                   10,309
11/30/1991         9,897                  9,980                    9,828
12/31/1991        10,361                 10,366                   10,336
1/31/1992         10,474                 10,649                   10,115
2/29/1992         10,490                 10,992                    9,753
3/31/1992         10,150                 10,831                    9,109
4/30/1992         10,417                 10,962                    9,152
5/31/1992         10,940                 11,416                    9,764
6/30/1992         10,607                 11,214                    9,302
7/31/1992         10,211                 10,966                    9,064
8/31/1992         10,260                 10,774                    9,632
9/30/1992         10,042                 10,531                    9,442
10/31/1992         9,744                  9,713                    8,947
11/30/1992         9,796                  9,713                    9,031
12/31/1992         9,917                  9,839                    9,077
1/31/1993          9,954                 10,094                    9,076
2/28/1993         10,177                 10,359                    9,350
3/31/1993         10,767                 10,768                   10,166
4/30/1993         11,325                 11,074                   11,130
5/31/1993         11,587                 11,421                   11,365
6/30/1993         11,359                 10,992                   11,188
7/31/1993         11,719                 11,176                   11,580
8/31/1993         12,495                 12,237                   12,205
9/30/1993         12,448                 12,135                   11,930
10/31/1993        13,063                 12,931                   12,298
11/30/1993        12,545                 12,676                   11,223
12/31/1993        13,803                 13,631                   12,033
1/31/1994         14,663                 14,540                   13,050
2/28/1994         14,310                 14,170                   13,014
3/31/1994         13,655                 13,641                   12,454
4/30/1994         14,017                 13,779                   12,982
5/31/1994         13,996                 13,568                   12,908
6/30/1994         13,775                 13,420                   13,090
7/31/1994         14,199                 13,789                   13,216
8/31/1994         14,690                 13,853                   13,529
9/30/1994         14,311                 13,641                   13,103
10/31/1994        14,567                 13,684                   13,539
11/30/1994        13,887                 13,282                   12,888
12/31/1994        13,702                 13,391                   12,969
1/31/1995         13,022                 13,137                   12,471
2/28/1995         13,019                 13,506                   12,435
3/31/1995         13,361                 13,679                   13,211
4/30/1995         13,852                 14,337                   13,707
5/31/1995         13,989                 14,798                   13,544
6/30/1995         14,042                 14,764                   13,307
7/31/1995         14,814                 15,156                   14,135
8/31/1995         14,563                 14,487                   13,596
9/30/1995         14,807                 14,775                   13,861
10/31/1995        14,499                 14,475                   13,489
11/30/1995        14,650                 14,348                   13,864
12/31/1995        15,075                 14,560                   14,423
1/31/1996         15,431                 15,047                   14,482
2/29/1996         15,497                 15,197                   14,531
3/31/1996         15,739                 15,222                   14,839
4/30/1996         16,252                 15,647                   15,271
5/31/1996         16,234                 15,584                   14,990
6/30/1996         16,382                 15,722                   15,074
7/31/1996         15,829                 15,347                   14,634
8/31/1996         16,036                 15,634                   14,666
9/30/1996         16,394                 15,931                   15,055
10/31/1996        16,329                 16,193                   14,901
11/30/1996        17,097                 16,894                   15,494
12/31/1996        17,250                 17,225                   15,295
1/31/1997         17,272                 17,329                   14,759
2/28/1997         17,584                 17,212                   15,001
3/31/1997         17,677                 17,277                   15,055
4/30/1997         17,754                 17,251                   15,135
5/31/1997         18,755                 18,088                   16,120
6/30/1997         19,656                 18,874                   17,009
7/31/1997         20,287                 19,485                   17,284
8/31/1997         18,824                 17,787                   15,993
9/30/1997         20,032                 18,981                   16,889
10/31/1997        18,512                 17,349                   15,591
11/30/1997        18,356                 16,978                   15,432
12/31/1997        18,500                 17,055                   15,567
1/31/1998         18,948                 17,735                   16,279
2/28/1998         20,150                 18,851                   17,323
3/31/1998         21,245                 19,787                   17,856
4/30/1998         21,571                 19,832                   17,998
5/31/1998         21,614                 19,304                   17,910
6/30/1998         21,425                 18,565                   18,046
7/31/1998         21,754                 18,851                   18,229
8/31/1998         18,624                 16,693                   15,971
9/30/1998         18,045                 16,210                   15,481
10/31/1998        19,372                 17,297                   17,095
11/30/1998        20,342                 18,142                   17,971
12/31/1998        20,843                 18,645                   18,679
1/31/1999         20,969                 18,629                   18,624
2/28/1999         20,430                 17,761                   18,180
3/31/1999         21,110                 18,040                   18,939
4/30/1999         22,093                 18,784                   19,707
5/31/1999         21,272                 18,195                   18,692
6/30/1999         22,281                 19,157                   19,421
7/31/1999         22,779                 20,041                   19,998
8/31/1999         22,959                 20,475                   20,071
9/30/1999         23,033                 21,390                   20,273
10/31/1999        23,836                 23,081                   21,032
11/30/1999        25,585                 28,336                   21,763
12/31/1999        28,728                 35,466                   23,716
1/31/2000         27,046                 33,831                   22,209
2/29/2000         28,831                 39,891                   22,807
3/31/2000         28,906                 36,869                   23,691
4/30/2000         27,072                 32,494                   22,445
5/31/2000         26,328                 29,984                   21,896
6/30/2000         27,547                 31,255                   22,753
7/31/2000         26,654                 29,241                   21,799
8/31/2000         27,105                 30,149                   21,988
9/30/2000         25,526                 28,746                   20,917
10/31/2000        24,659                 26,269                   20,423
11/30/2000        23,618                 24,593                   19,657
12/31/2000        24,500                 25,632                   20,356
1/31/2001         24,644                 25,615                   20,346
2/28/2001         22,915                 23,260                   18,820
3/31/2001         21,304                 21,337                   17,566
4/30/2001         22,599                 22,480                   18,786
5/31/2001         22,052                 22,203                   18,123
6/30/2001         21,429                 21,839                   17,382
7/31/2001         20,872                 21,216                   17,066
8/31/2001         20,454                 20,610                   16,633
9/30/2001         18,225                 18,842                   14,949
10/31/2001        18,719                 19,273                   15,331
11/30/2001        19,417                 19,508                   15,897
12/31/2001        19,763                 19,752                   15,991
1/31/2002         18,964                 18,749                   15,142
2/28/2002         19,230                 18,946                   15,248
3/31/2002         20,247                 19,694                   16,146


Foreign investments involve special risks including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. In addition, foreign countries may have different accounting standards than those of the U.S., which may adversely affect the value of the Fund.

Note: Past performance is no guarantee of future performance. Total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance and rankings would be lower.

(a)Inception date of the Institutional Class of shares is May 10, 1991. Since Lipper International Funds Index and Morgan Stanley Capital International-EAFE Index ND performance data is not available coincident with the Fund's inception date, comparative performance is presented from the month end closest to the Fund's inception date (April 30, 1991). Inception dates of the Retail and Admin Classes of shares are December 31, 1996 and July 31, 2000, respectively.
(b)Performance shown for periods prior to the inception date of the Retail Class (December 31, 1996) and Admin Class (July 31, 2000) represents the performance of the Institutional Class of shares during the periods shown, adjusted to reflect the current levels of management and 12b-1 fees payable by the respective Classes of shares.
(c)The Lipper International Funds Index is an equally weighted unmanaged index of typically the 30 largest mutual funds within the international funds investment objective. Returns are adjusted for the reinvestment of capital gains distributions and income dividends. It is not possible to invest directly in an index. Source: Lipper Inc.
(d)Morgan Stanley Capital International-EAFE Index ND is an unmanaged index, which is a capitalization-weighted average of the performance of over 900 securities listed on the stock exchange of 20 countries in Europe, Australasia and the Far East. The index reflects reinvestment of dividends, net of withholding taxes. The Index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments. It is not possible to invest directly in an index.
(e)Cumulative performance is shown for the Institutional Class of shares. Since index performance data is not available coincident with the Fund's inception date, the beginning value of the index is the value as of the month end closest to the Fund's inception date (April 30, 1991). Performance of the Retail and Admin Classes of shares would, due to the higher fees paid by the Retail and Admin Classes of shares, be lower.
* Not annualized



                                    [Graphic]
Loomis Sayles Equity Funds

FUND AND MANAGER REVIEW



 LOOMIS SAYLES RESEARCH FUND                                            [PHOTO OF]
                                                                   Lauriann Kloppenburg
 OBJECTIVE | Long-term capital growth

 STRATEGY | Invests primarily in stocks with large capitalization

 FUND INCEPTION DATE | 7/31/00

 COMMENCEMENT OF OPERATIONS OF CLASS | Institutional:
 7/31/00; Retail: 11/30/01

 EXPENSE RATIO | Institutional: 0.93%; Retail: 1.10%

 TOTAL NET ASSETS | $19.4 Million

--------------------------------------------------------------------------------

PERFORMANCE | For the six-month period ended March 31, 2002, the Institutional Class of the Research Fund returned 15.30%, compared to the 10.97% return for the Fund's benchmark, the S&P 500 Index. For the period from November 30, 2001, the Retail Class' inception date, through March 31, 2002, the Retail Class had a total return of 3.64%. The Lipper Large-Cap Core Funds Average posted a total return of 10.32% for the six-month period.

PORTFOLIO REVIEW | Over the six-month period, the Fund remained fully invested within each market sector, and the sector weightings matched those of the S&P 500 Index. Within each portfolio sector, we focused on selecting stocks based on their relative attractiveness in terms of earnings outlooks and valuations.

Fears of a recession and its potential impact on earnings drove cyclical stocks sharply lower after the terrorist attacks of September 11, 2001. The resultant attractive valuation levels, coupled with a proactive Federal Reserve Board committed to cutting interest rates and boosting liquidity, created an environment rich with stock-picking opportunities. We took a cautious but pro-cyclical approach, which paid off nicely as the economy began to stabilize. In particular, our contrarian position in property/casualty insurance stocks in the wake of the terrorist attacks, along with increased positions in aerospace and defense stocks, helped the Fund outperform during the period.

Compared to S&P 500 sector performance, the Fund lagged in the materials and financial services sectors due to stock selection. Although the Fund's holdings in each of these groups generated positive results for the period, the returns were not as strong as those of the index.

OUTLOOK | Although the economy has shown signs of improvement, it needs time to demonstrate that it truly has achieved stability. In the meantime, the crosscurrents between accelerating growth and the prospect for higher interest rates are likely to create turbulence. Our sector-neutral approach positions the Fund nicely for what we believe will be a stock-picker's market. We remain biased toward companies whose earnings should be beneficiaries of an economic recovery.

/s/ Lauriann Kloppenburg
Lauriann Kloppenburg

                            AVERAGE ANNUAL RETURNS-PERIODS ENDED MARCH 31, 2002

   -------------------------------------------------------------------------
                                                                   SINCE
                                               6 MONTHS* 1 YEAR INCEPTION(a)
   -------------------------------------------------------------------------
   LOOMIS SAYLES RESEARCH FUND (INSTITUTIONAL)  15.30%    3.65%   -12.92%
   LOOMIS SAYLES RESEARCH FUND (RETAIL)(b)      15.14%    3.37%   -13.15%
   Lipper Large-Cap Core Funds Index (c)        10.37%   -0.36%   -12.17%
   S&P 500 Index(d)                             10.97%    0.21%   -11.28%

                                CUMULATIVE PERFORMANCE/(e)/--7/31/00 TO 3/31/02
                                    [CHART]

              Loomis Sayles                        Lipper Large Cap
              Research Fund       S&P 500 Index    Core Funds Index
              -------------       -------------    ----------------
7/31/2000        $10,000            $10,000            $10,000
8/31/2000         10,940             10,621             10,690
9/30/2000         10,540             10,060             10,121
10/31/2000        10,110             10,018             10,003
11/30/2000         8,704              9,228              9,124
12/31/2000         9,046              9,273              9,235
1/31/2001          9,156              9,602              9,497
2/28/2001          8,151              8,727              8,613
3/31/2001          7,659              8,174              8,084
4/30/2001          8,312              8,809              8,699
5/31/2001          8,382              8,868              8,748
6/30/2001          8,242              8,652              8,515
7/31/2001          8,010              8,567              8,392
8/31/2001          7,548              8,031              7,898
9/30/2001          6,885              7,381              7,298
10/31/2001         7,126              7,523              7,471
11/30/2001         7,648              8,099              7,960
12/31/2001         7,817              8,172              8,050
1/31/2002          7,737              8,050              7,923
2/28/2002          7,656              7,895              7,790
3/31/2002          7,938              8,191              8,054


Foreign investments involve special risks including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. In addition, foreign countries may have different accounting standards than those of the U.S., which may adversely affect the value of the Fund.

Note: Past Performance is no guarantee of future performance. Total returns assume reinvestment of dividends and capital gains distributions. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance and rankings would be lower.

(a) Inception dates of the Institutional and Retail Classes of shares are July 31, 2000 and November 30, 2001, respectively.
(b) Performance shown for periods prior to the inception date of the Retail Class (November 30, 2001) represents the performance of the Institutional Class of shares during the periods shown, adjusted to reflect the current levels of management and 12b-1 fees payable by the respective Class of shares.
(c) The Lipper Large-Cap Core Funds Index is an equally weighted unmanaged index of typically the 30 largest mutual funds within the large-cap core funds investment objective. Returns are adjusted for the reinvestment of capital gains distributions and income dividends. It is not possible to invest directly in an index. Source: Lipper Inc.
(d) The S&P 500 Index is a capitalization-weighted, unmanaged total return index comprised of 500 widely held common stocks, representing industrial, utility, transportation, and financial companies traded on the New York Stock Exchange, the American Stock Exchange and in the over-the-counter market. The index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments. It is not possible to invest directly in an index.
(e) Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail Class of shares would, due to the higher fees paid by the Retail Class of shares, be lower.
* Not annualized.

                                    [Graphic]
Loomis Sayles Equity Funds

FUND AND MANAGER REVIEW

 LOOMIS SAYLES SMALL CAP GROWTH FUND                                            [PHOTO]
                                                               [PHOTO]       David L. Smith
 OBJECTIVE | Long-term capital growth
                                                          Christopher R. Ely
 STRATEGY | Invests in stocks with market
 capitalizations falling within the capitalization range       [PHOTO]
 of the Russell 2000 Index                                  Philip C. Fine

 FUND INCEPTION DATE | 12/31/96

 COMMENCEMENT OF OPERATIONS OF
 CLASS | Institutional: 1/2/97; Retail: 1/2/97;
 Admin: 7/31/00

 EXPENSE RATIO | Institutional: 1.00%; Retail:
 1.25%; Admin: 1.50%

 TOTAL NET ASSETS (ALL CLASSES) | $183.8 Million

--------------------------------------------------------------------------------

PERFORMANCE | For the six-month period ended March 31, 2002, the Institutional, Retail and Admin Classes of the Small Cap Growth Fund returned 10.42%, 10.32% and 10.22%, respectively, compared to the 23.69% return for the Fund's benchmark, the Russell 2000 Growth Index. The Lipper Small Cap Growth Funds Average and the Russell 2000 Index posted total returns of 20.35% and 25.91%, respectively for the same period.

PORTFOLIO REVIEW | Our primary investment strategy focused on finding companies with strong fundamentals, rapid earnings growth, strong management, and a solid business model. We remained aggressive during the six-month period, with a significant position in technology stocks and increased exposure to consumer discretionary stocks. In general, the Fund owned stocks with earnings growth rates expected to be higher than the market as a whole. As investor expectations improved in the fourth quarter of 2001, these stocks rallied sharply, but many sold off quickly due to earnings concerns.

Many of the stock market's highest-growth sectors, such as information technology, biotechnology, health care and services, experienced weakness during the period, and the Fund's performance suffered due to significant exposure to these areas. Although we did have exposure to areas in the consumer discretionary sector, including restaurants, consumer electronics and retail, we did not have the weightings in these strong industries to offset the weakness in other areas. We also owned few of the smallest, most illiquid and risky names in the Fund's benchmark. These micro caps outperformed in the fourth quarter, which hurt the Fund's relative performance compared to the benchmark's.

OUTLOOK | We believe the stock market hit a bottom point in late September 2001 and that the early stages of a new bull market may be underway. Given this outlook, we remain focused on companies in which business is "good and getting better." Of course, the unpredictable course of world events will influence the stock market's behavior in the next several months.


  /s/ Christopher Ely     /s/ David L. Smith        /s/ Phillip Fine
   Christopher R. Ely          David L. Smith            Philip C. Fine

                            AVERAGE ANNUAL RETURNS-PERIODS ENDED MARCH 31, 2002

---------------------------------------------------------------------------------------------
                                                                                    SINCE
                                               6 MONTHS* 1 YEAR  3 YEARS 5 YEARS INCEPTION(a)
---------------------------------------------------------------------------------------------
LOOMIS SAYLES SMALL CAP GROWTH FUND
(INSTITUTIONAL)                                 10.42%   -22.25%  -9.39%  5.17%     1.74%
LOOMIS SAYLES SMALL CAP GROWTH FUND (RETAIL)    10.32%   -22.48%  -9.64%  4.92%     1.49%
LOOMIS SAYLES SMALL CAP GROWTH FUND (ADMIN)(b)  10.22%   -22.57% -10.03%  4.49%     1.11%
Lipper Small-Cap Growth Funds Index(c)          20.88%     5.73%   9.45% 10.09%     6.97%
Russell 2000 Growth Index(d)                    23.69%     4.95%   0.16%  4.76%     2.34%
Russell 2000 Index(e)                           25.91%    13.98%   9.84%  9.52%     7.95%

                                 CUMULATIVE PERFORMANCE(f)--12/31/96 TO 3/31/02
                                    [CHART]

            Loomis Sayles Small   Russell 2000     Lipper Small-Cap     Russell 2000
              Cap Growth Fund     Growth Index    Growth Funds Index        Index
            -------------------   ------------    ------------------    ------------
12/31/1996       $10,000           $10,000             $10,000             $10,000
1/31/1997         10,260            10,250              10,232              10,200
2/28/1997          9,500             9,631               9,493               9,952
3/31/1997          8,510             8,951               8,808               9,483
4/30/1997          8,350             8,848               8,677               9,509
5/31/1997          9,710            10,177               9,881              10,567
6/30/1997         10,280            10,523              10,409              11,020
7/31/1997         11,110            11,062              11,036              11,533
8/31/1997         11,300            11,394              11,211              11,797
9/30/1997         12,550            12,303              12,155              12,660
10/31/1997        11,670            11,564              11,533              12,104
11/30/1997        11,540            11,288              11,273              12,026
12/31/1997        11,943            11,295              11,123              12,236
1/31/1998         11,552            11,144              10,957              12,043
2/28/1998         12,808            12,128              11,843              12,934
3/31/1998         13,388            12,636              12,379              13,467
4/30/1998         13,209            12,714              12,469              13,541
5/31/1998         12,101            11,790              11,587              12,812
6/30/1998         13,282            11,911              11,926              12,839
7/31/1998         11,974            10,916              11,029              11,800
8/31/1998          9,273             8,396               8,620               9,508
9/30/1998         10,371             9,247               9,081              10,253
10/31/1998        10,782             9,730               9,439              10,671
11/30/1998        12,132            10,485              10,207              11,230
12/31/1998        14,179            11,433              11,230              11,925
1/31/1999         14,591            11,948              11,501              12,083
2/28/1999         13,673            10,855              10,395              11,104
3/31/1999         14,717            11,241              10,865              11,278
4/30/1999         14,854            12,234              11,289              12,288
5/31/1999         14,580            12,253              11,350              12,468
6/30/1999         16,764            12,899              12,413              13,032
7/31/1999         16,268            12,500              12,369              12,674
8/31/1999         16,743            12,033              12,195              12,205
9/30/1999         17,661            12,265              12,637              12,208
10/31/1999        19,929            12,579              13,374              12,257
11/30/1999        22,039            13,909              15,062              12,989
12/31/1999        27,198            16,360              18,099              14,459
1/31/2000         26,702            16,208              17,910              14,227
2/29/2000         36,355            19,979              23,158              16,577
3/31/2000         31,544            17,879              21,340              15,484
4/30/2000         29,012            16,074              18,702              14,552
5/31/2000         25,088            14,666              17,173              13,704
6/30/2000         28,063            16,561              20,197              14,898
7/31/2000         25,183            15,141              18,883              14,419
8/31/2000         29,403            16,734              20,914              15,519
9/30/2000         28,464            15,903              19,879              15,063
10/31/2000        25,679            14,612              18,387              14,391
11/30/2000        19,052            11,959              15,256              12,913
12/31/2000        22,260            12,691              16,605              14,022
1/31/2001         21,253            13,718              17,111              14,753
2/28/2001         16,545            11,837              14,921              13,785
3/31/2001         14,081            10,761              13,471              13,110
4/30/2001         16,676            12,079              14,926              14,136
5/31/2001         16,216            12,358              15,330              14,483
6/30/2001         16,611            12,695              15,717              14,983
7/31/2001         14,267            11,612              14,841              14,172
8/31/2001         12,658            10,887              13,962              13,715
9/30/2001          9,915             9,130              11,783              11,868
10/31/2001        11,061            10,009              12,647              12,563
11/30/2001        11,902            10,845              13,627              13,535
12/31/2001        12,374            11,520              14,453              14,370
1/31/2002         11,778            11,110              14,016              14,221
2/28/2002         10,307            10,391              13,168              13,831
3/31/2002         10,947            11,294              14,245              14,943

Foreign investments involve special risks including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. In addition, foreign countries may have different accounting standards than those of the U.S., which may adversely affect the value of the Fund.

Small and mid-cap stocks may be more volatile and subject to wider value fluctuations than larger, more established companies. The secondary market of small and mid-cap stocks may be less liquid, or harder to sell, which could also adversely impact the Fund's value.

Note: Past Performance is no guarantee of future performance. Total returns assume reinvestment of dividends and capital gains distributions. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance and rankings would be lower.

(a)Inception date of the Institutional and Retail Classes of shares is December 31, 1996. Inception date of the Admin Class of shares is July 31, 2000.
(b)Performance shown for periods prior to the inception date of the Admin Class (July 31, 2000) represents the performance of the Institutional Class of shares during the periods shown, adjusted to reflect the current levels of management and 12b-1 fees payable by the respective Class of shares.
(c)The Lipper Small-Cap Growth Funds Index is an equally weighted unmanaged index of typically the 30 largest mutual funds within the small-cap growth funds investment objective. Returns are adjusted for the reinvestment of capital gains distributions and income dividends. It is not possible to invest directly in an index. Source: Lipper Inc.
(d)The Russell 2000 Growth Index is an unmanaged index comprised of those Russell 2000 companies with a greater than average growth orientation. The index returns have not been lowered for ongoing management and operating expenses applicable to mutual fund investments. It is not possible to invest directly in an index.
(e)Russell 2000 Index is an unmanaged index comprised of the 2000 smallest companies in the Russell 3000 Index (a broad market index), representing approximately 8% of the Russell 3000 total market capitalization. The Index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments. It is not possible to invest directly in an index.
(f)Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail and Admin Classes of shares would, due to the higher fees paid by the Retail and Admin Classes of shares, be lower.
 * Not  annualized.



                                    [Graphic]
Loomis Sayles Equity Funds

FUND AND MANAGER REVIEW

 LOOMIS SAYLES SMALL CAP VALUE FUND                                      [Photo]

 OBJECTIVE | Long-term capital growth                                 Joseph R. Gatz

 STRATEGY | Invests primarily in stocks with market capitalizations      [PHOTO]
 falling within the capitalization range of the Russell 2000 Index
                                                                     Daniel G. Thelen
 FUND INCEPTION DATE | 5/13/91

 COMMENCEMENT OF OPERATIONS OF CLASS | Institutional: 5/13/91;
 Retail: 1/2/97; Admin: 1/2/98

 EXPENSE RATIO | Institutional: 0.97%; Retail: 1.21%; Admin: 1.48%

 TOTAL NET ASSETS (ALL CLASSES) | $432.6 Million

--------------------------------------------------------------------------------
PERFORMANCE | For the six-month period ended March 31, 2002, the Institutional, Retail and Admin Classes of the Small Cap Value Fund returned 25.31%, 25.16% and 24.99%, respectively, compared to the 25.91% return for the Fund's benchmark, the Russell 2000 Index. The Lipper Small-Cap Core Funds Average and the Russell 2000 Value Index posted total returns of 26.04% and 27.90%, respectively, for the same period.

PORTFOLIO REVIEW | The market continued to favor small-cap and value-oriented stocks over the last six months. This sentiment, combined with our good stock selection in the consumer discretionary, producer durables and utilities sectors, helped the Fund generate a strong return. Furthermore, our strategy of maintaining broad sector diversification, our emphasis on the early identification of improving business fundamentals, and our rigorous valuation discipline helped deliver strong performance for the Fund.

We positioned the Fund with an emphasis on companies with attractive valuations and those positioned to benefit from a recovering economy. This involved an ongoing and gradual repositioning away from interest-sensitive and non-economically sensitive industries, such as financial service and health care, and into cyclical sectors, including materials and processing, producer durables and transportation. This strategy was effective, because the best-performing sectors of the market were the economically sensitive areas, including autos and transportation, consumer discretionary and producer durables.

The Fund slightly underperformed its benchmark, the Russell 2000 Index as the result of three factors: the Fund was 1) underweight in technology, 2) overweight in utilities, and 3) had a slightly higher weighted average market capitalization than the index.

OUTLOOK | We expect continued yet gradual improvement in economic activity and corporate earnings throughout the remainder of 2002. We believe this will occur against a backdrop of low inflation and relatively low interest rates--although there is some risk that an excessive growth rate may trigger monetary tightening by the Federal Reserve Board. In addition, global politics and conflict will continue to be a source of uncertainty for the financial markets. We believe this environment may continue to promote above-average returns for the small-cap sector, and the market's focus on valuation and fundamentals as the primary drivers of investment decisions should bode well for our value-oriented style.


                    /s/ Joseph R. Gatz  /s/ Daniel G.Thelen
                      Joseph R. Gatz     Daniel G. Thelen

                            AVERAGE ANNUAL RETURNS-PERIODS ENDED MARCH 31, 2002

-----------------------------------------------------------------------------------------------------
                                                                                            SINCE
                                               6 MONTHS* 1 YEAR 3 YEARS 5 YEARS 10 YEARS INCEPTION(a)
-----------------------------------------------------------------------------------------------------
LOOMIS SAYLES SMALL CAP VALUE FUND
(INSTITUTIONAL)                                 25.31%   25.69% 19.18%  13.73%   14.24%     16.83%
LOOMIS SAYLES SMALL CAP VALUE FUND (RETAIL)(b)  25.16%   25.35% 18.88%  13.41%   14.07%     16.68%
LOOMIS SAYLES SMALL CAP VALUE FUND (ADMIN)(b)   24.99%   25.05% 18.56%  13.02%   13.67%     16.27%
Lipper Small-Cap Core Funds Index(c)            26.15%   20.08% 15.91%  12.18%   12.38%         NA
Lipper Small-Cap Value Funds Index(c)           28.02%   23.50% 18.72%  12.50%   12.66%     13.69%
Russell 2000 Index(d)                           25.91%   13.98%  9.84%   9.52%   11.14%     12.12%
Russell 2000 Value Index(e)                     27.90%   23.74% 18.74%  13.32%   14.83%     15.64%

                                  CUMULATIVE PERFORMANCE(f)--5/13/91 TO 3/31/02
                                    [CHART]

            Lipper Small-Cap     Loomis Sayles Small   Russell 2000   Russell 2000
            Value Funds Index      Cap Value Fund          Index      Value Index
            -----------------    -------------------   ------------   ------------
4/30/1991       $10,000               $10,000             $10,000       $10,000
5/31/1991        10,356                10,220              10,477        10,442
6/30/1991         9,994                 9,860               9,866         9,953
7/31/1991        10,250                10,640              10,213        10,212
8/31/1991        10,494                11,450              10,591        10,522
9/30/1991        10,621                11,460              10,674        10,534
10/31/1991       10,922                11,690              10,956        10,654
11/30/1991       10,512                11,400              10,449        10,222
12/31/1991       11,388                13,048              11,286        10,884
1/31/1992        12,093                14,374              12,200        11,795
2/29/1992        12,533                15,179              12,556        12,358
3/31/1992        12,319                14,364              12,131        12,223
4/30/1992        12,096                13,633              11,706        12,054
5/31/1992        12,233                13,654              11,862        12,382
6/30/1992        11,806                12,463              11,301        11,981
7/31/1992        12,226                12,807              11,694        12,432
8/31/1992        11,939                12,390              11,364        12,190
9/30/1992        12,082                12,525              11,626        12,420
10/31/1992       12,206                12,922              11,996        12,710
11/30/1992       13,016                14,155              12,914        13,496
12/31/1992       13,404                14,759              13,364        14,056
1/31/1993        13,861                15,435              13,816        14,801
2/28/1993        13,758                15,080              13,497        14,861
3/31/1993        14,109                15,710              13,935        15,424
4/30/1993        13,770                15,309              13,552        15,054
5/31/1993        14,124                15,962              14,152        15,527
6/30/1993        14,118                16,042              14,240        15,674
7/31/1993        14,248                16,432              14,437        15,943
8/31/1993        14,692                17,314              15,061        16,567
9/30/1993        15,036                18,105              15,486        16,964
10/31/1993       15,452                18,506              15,884        17,352
11/30/1993       15,158                17,887              15,361        16,900
12/31/1993       15,558                18,401              15,887        17,397
1/31/1994        16,134                18,792              16,385        18,018
2/28/1994        16,115                18,505              16,325        17,966
3/31/1994        15,576                17,438              15,463        17,160
4/30/1994        15,636                17,242              15,555        17,329
5/31/1994        15,698                16,982              15,381        17,304
6/30/1994        15,356                16,578              14,858        16,853
7/31/1994        15,476                16,669              15,103        17,164
8/31/1994        16,040                17,451              15,944        17,839
9/30/1994        15,992                17,438              15,891        17,650
10/31/1994       15,972                17,320              15,828        17,327
11/30/1994       15,306                16,630              15,189        16,628
12/31/1994       15,448                16,873              15,597        17,129
1/31/1995        15,618                16,925              15,400        17,045
2/28/1995        16,087                17,582              16,041        17,675
3/31/1995        16,202                18,002              16,317        17,763
4/30/1995        16,587                18,054              16,680        18,291
5/31/1995        16,905                18,422              16,967        18,683
6/30/1995        17,458                18,921              17,847        19,321
7/31/1995        18,216                20,182              18,875        20,026
8/31/1995        18,449                21,153              19,265        20,621
9/30/1995        18,764                21,547              19,609        20,929
10/31/1995       17,972                20,431              18,732        20,093
11/30/1995       18,529                21,416              19,519        20,892
12/31/1995       18,755                22,302              20,034        21,539
1/31/1996        19,000                22,331              20,013        21,682
2/29/1996        19,378                23,451              20,636        22,021
3/31/1996        19,754                23,989              21,057        22,484
4/30/1996        20,433                25,415              22,182        23,097
5/31/1996        21,108                26,463              23,057        23,682
6/30/1996        20,696                25,837              22,110        23,402
7/31/1996        19,530                24,382              20,179        22,158
8/31/1996        20,350                25,604              21,350        23,120
9/30/1996        20,885                26,468              22,185        23,751
10/31/1996       21,032                26,857              21,843        24,026
11/30/1996       21,904                28,140              22,743        25,319
12/31/1996       22,547                29,070              23,339        26,141
1/31/1997        23,035                29,589              23,805        26,543
2/28/1997        23,059                29,204              23,228        26,795
3/31/1997        22,509                28,569              22,132        26,076
4/30/1997        22,501                28,302              22,194        26,460
5/31/1997        24,524                31,377              24,663        28,566
6/30/1997        25,788                32,848              25,720        30,012
7/31/1997        27,113                34,730              26,917        31,271
8/31/1997        27,707                35,457              27,533        31,768
9/30/1997        29,512                37,569              29,548        33,880
10/31/1997       28,690                36,386              28,250        32,959
11/30/1997       28,494                36,251              28,067        33,320
12/31/1997       29,042                36,626              28,559        34,450
1/31/1998        28,518                35,819              28,107        33,826
2/28/1998        30,318                38,357              30,186        35,871
3/31/1998        31,651                40,068              31,431        37,326
4/30/1998        31,964                39,891              31,604        37,511
5/31/1998        30,829                38,180              29,902        36,183
6/30/1998        30,258                37,688              29,965        35,978
7/31/1998        28,237                35,249              27,539        33,160
8/31/1998        23,476                29,210              22,192        27,967
9/30/1998        24,327                30,685              23,929        29,547
10/31/1998       25,213                32,298              24,904        30,424
11/30/1998       26,334                34,128              26,209        31,247
12/31/1998       27,093                36,230              27,831        32,227
1/31/1999        26,369                34,533              28,201        31,496
2/28/1999        24,539                32,096              25,917        29,345
3/31/1999        24,239                32,116              26,321        29,103
4/30/1999        26,470                34,732              28,680        31,760
5/31/1999        27,413                35,432              29,099        32,736
6/30/1999        28,673                37,069              30,415        33,922
7/31/1999        28,356                36,610              29,580        33,117
8/31/1999        27,190                35,392              28,485        31,906
9/30/1999        26,497                34,613              28,492        31,268
10/31/1999       25,775                34,273              28,607        30,643
11/30/1999       26,428                34,985              30,315        30,801
12/31/1999       27,605                36,365              33,747        31,748
1/31/2000        26,554                35,015              33,205        30,918
2/29/2000        27,326                37,490              38,688        32,807
3/31/2000        28,600                39,617              36,137        32,961
4/30/2000        28,417                39,699              33,963        33,156
5/31/2000        28,176                38,001              31,983        32,650
6/30/2000        28,974                39,249              34,771        33,604
7/31/2000        29,239                39,903              33,653        34,724
8/31/2000        31,051                42,399              36,220        36,276
9/30/2000        30,965                41,764              35,156        36,071
10/31/2000       30,682                42,542              33,586        35,943
11/30/2000       29,465                41,175              30,139        35,211
12/31/2000       32,050                44,799              32,727        38,994
1/31/2001        33,556                46,042              34,431        40,071
2/28/2001        33,169                44,864              32,172        40,015
3/31/2001        32,844                43,250              30,598        39,373
4/30/2001        34,523                45,628              32,992        41,196
5/31/2001        36,218                46,958              33,803        42,255
6/30/2001        37,020                48,790              34,970        43,955
7/31/2001        36,526                49,074              33,077        42,970
8/31/2001        36,140                48,507              32,009        42,821
9/30/2001        31,686                43,381              27,700        38,094
10/31/2001       33,112                44,908              29,320        39,088
11/30/2001       35,281                47,643              31,590        41,899
12/31/2001       37,563                51,011              33,539        44,463
1/31/2002        37,635                50,940              33,190        45,054
2/28/2002        37,804                51,378              32,281        45,329
3/31/2002        40,564                54,363              34,876        48,724

Foreign investments involve special risks including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. In addition, foreign countries may have different accounting standards than those of the U.S., which may adversely affect the value of the Fund.

Small and mid-cap stocks may be more volatile and subject to wider value fluctuations than larger, more established companies. The secondary market of small and mid-cap stocks may be less liquid, or harder to sell, which could also adversely impact the Fund's value.

Note: Past performance is no guarantee of future performance. Total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance and rankings would be lower.

(a)Inception date of the Institutional Class of shares is May 13, 1991. Since the Lipper Small-Cap Value Funds Index, Lipper Small-Cap Core Funds Index, Russell 2000 Index and Russell 2000 Value Index performance data is not available coincident with the Fund's inception date, comparative performance is presented from the month end closest to the Fund's inception date (April 30, 1991). The Lipper Small-Cap Core Value Funds Index performance data is not available prior to January 1, 1992. Inception dates of the Retail and Admin Classes of shares are December 31, 1996 and January 2, 1998, respectively.
(b)Performance shown for periods prior to the inception date of the Retail Class (December 31, 1996) and Admin Class (January 2, 1998) represents the performance of the Institutional Class of shares during the periods shown, adjusted to reflect the current levels of management and 12b-1 fees payable by the respective Classes of shares.
(c)The Lipper Small-Cap Core Funds Index is an equally weighted unmanaged index of typically the 30 largest mutual funds within the small-cap core funds investment objective. The Lipper Small-Cap Value Funds Index is an equally weighted unmanaged index of typically the 30 largest mutual funds within the small-cap value funds investment objective. Returns are adjusted for the reinvestment of capital gains distributions and income dividends. It is not possible to invest directly in an index. Source: Lipper Inc.
(d)Russell 2000 Index is an unmanaged index comprised of the 2000 smallest companies in the Russell 3000 Index, representing approximately 8% of the total market capitalization of the Russell 3000 Index. The index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments. It is not possible to invest directly in an index.
(e)Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments. It is not possible to invest directly in an index.
(f)Cumulative performance is shown for the Institutional Class of shares. Since index performance data is not available coincident with the Fund's inception date, the beginning value of the index is the value as of the month end closest to the Fund's inception date (April 30, 1991). Performance of the Retail and Admin Classes of shares would, due to the higher fees paid by the Retail and Admin Classes of shares, be lower.
* Not annualized.



                                    [Graphic]
Loomis Sayles Equity Funds

FUND AND MANAGER REVIEW

 LOOMIS SAYLES VALUE FUND                           [PHOTO]         [PHOTO]

 OBJECTIVE |  Long-term growth of capital and    Warren Koontz    Tricia Mills
 income

 STRATEGY | Invests in medium-and large sized       [PHOTO]
 companies and employs a value approach when
 selecting stocks.                             Jeffrey W. Wardlow

 FUND INCEPTION DATE | 5/13/91

 COMMENCEMENT OF OPERATIONS OF CLASS |
 Institutional: 5/13/91

 EXPENSE RATIO | Institutional: 0.85%

 TOTAL NET ASSETS | $44.3 Million

--------------------------------------------------------------------------------
PERFORMANCE | For the six-month period ended March 31, 2002, the Institutional Class of the Value Fund returned 10.82%, compared to the 10.97% return for the Fund's benchmark, the Standard & Poor's 500 Index. The Lipper Large-Cap Value Funds Average posted a total return of 11.03% for the same period.

PORTFOLIO REVIEW | Our strategy is to invest in companies that sell at a discount to intrinsic value and have an improved fundamental outlook. Following the terrorist attacks of September 11, 2001, investors feared that the ensuing recession would have a protracted effect on the 2002 earnings of many economically sensitive companies. The stock prices of these companies declined sharply, reaching a valuation level that we believed incorporated a more pessimistic outlook than what was warranted. We took advantage of these depressed valuations to purchase or add to several franchise names.

Overall, the Fund's over-weighted position in consumer discretionary stocks was effective, as this sector was one of the market's strongest. In addition, the Fund's technology stocks were the greatest contributors to performance during the six-month period, appreciating more than 37%, versus approximately 26% for the benchmark's value stocks. The Fund experienced negative results from the telecommunication services sector, which we over-weighted and which continued to face a difficult operating environment. The Fund's health care sector also posted negative results, due to disappointing new product development among the portfolio's pharmaceutical holdings.

OUTLOOK | Current economic activity had less impact on the Fund's performance than the implications for future economic developments. The best-performing sectors during the last six months--consumer discretionary, industrials and basic materials--did not experience much in the way of strong current economic conditions, outside of the housing and auto industries. Looking ahead, though, sales seem to be improving in many other industries. Such signs of improvement give us confidence that these four sectors of the economy may be among the most vibrant in three to six months from now. The Fund's portfolio continues to emphasize three of these sectors (all but technology), due to what we believe to be attractive opportunities and inexpensive valuations, based on our conservative 2002 earnings estimates.


             /s/ Warren Koontz /s/ Tricia Mills /s/ Jeffrey Wardlow
               Warren Koontz     Tricia Mills   Jeffrey W. Wardlow

                            AVERAGE ANNUAL RETURNS-PERIODS ENDED MARCH 31, 2002

-----------------------------------------------------------------------------------------------
                                                                                      SINCE
                                         6 MONTHS* 1 YEAR 3 YEARS 5 YEARS 10 YEARS INCEPTION(a)
-----------------------------------------------------------------------------------------------
LOOMIS SAYLES VALUE FUND (INSTITUTIONAL)  10.82%   1.41%   0.52%   7.29%   11.35%     11.38%
Lipper Large-Cap Value Funds Index(b)     10.81%   1.02%   0.93%   9.44%   12.40%     12.51%
S&P 500 Index(c)                          10.97%   0.21%  -2.54%  10.17%   13.25%     13.13%

                                     CUMULATIVE PERFORMANCE--5/13/91 TO 3/31/02
                                    [CHART]

                Loomis Sayles     S&P 500      Lipper Large-Cap
                 Value Fund        Index       Value Funds Index
                -------------    ---------     -----------------
9/30/1991         10,000          10,000          10,000
10/31/1991        10,290          10,626          10,727
11/30/1991         9,620          10,198          10,277
12/31/1991        10,715          11,364          11,389
1/31/1992         11,061          11,153          11,305
2/29/1992         11,295          11,297          11,509
3/31/1992         11,031          11,077          11,251
4/30/1992         11,285          11,403          11,458
5/31/1992         11,305          11,459          11,547
6/30/1992         11,061          11,288          11,293
7/31/1992         11,508          11,749          11,732
8/31/1992         11,173          11,509          11,492
9/30/1992         11,254          11,644          11,627
10/31/1992        11,356          11,684          11,706
11/30/1992        11,986          12,082          12,187
12/31/1992        12,226          12,230          12,374
1/31/1993         12,502          12,333          12,516
2/28/1993         12,618          12,501          12,638
3/31/1993         12,852          12,764          13,006
4/30/1993         12,512          12,456          12,763
5/31/1993         12,788          12,789          13,108
6/30/1993         12,777          12,827          13,167
7/31/1993         12,682          12,775          13,129
8/31/1993         13,191          13,260          13,660
9/30/1993         13,117          13,158          13,709
10/31/1993        13,403          13,430          13,945
11/30/1993        13,212          13,302          13,723
12/31/1993        13,678          13,463          14,016
1/31/1994         14,204          13,921          14,473
2/28/1994         14,062          13,543          14,125
3/31/1994         13,481          12,952          13,538
4/30/1994         13,755          13,119          13,707
5/31/1994         13,908          13,334          13,904
6/30/1994         13,481          13,007          13,569
7/31/1994         13,952          13,434          13,965
8/31/1994         14,566          13,985          14,531
9/30/1994         14,062          13,643          14,153
10/31/1994        14,040          13,949          14,385
11/30/1994        13,383          13,441          13,884
12/31/1994        13,558          13,641          14,042
1/31/1995         13,845          13,995          14,294
2/28/1995         14,604          14,540          14,826
3/31/1995         14,994          14,969          15,174
4/30/1995         15,557          15,410          15,615
5/31/1995         16,224          16,026          16,194
6/30/1995         16,339          16,398          16,545
7/31/1995         16,970          16,942          17,068
8/31/1995         17,062          16,984          17,172
9/30/1995         17,602          17,701          17,788
10/31/1995        17,166          17,638          17,646
11/30/1995        17,947          18,412          18,411
12/31/1995        18,334          18,767          18,709
1/31/1996         18,875          19,405          19,285
2/29/1996         19,039          19,586          19,501
3/31/1996         19,240          19,774          19,712
4/30/1996         19,240          20,065          19,980
5/31/1996         19,605          20,584          20,351
6/30/1996         19,643          20,661          20,362
7/31/1996         18,925          19,749          19,564
8/31/1996         19,378          20,165          20,072
9/30/1996         20,344          21,301          21,056
10/31/1996        20,899          21,888          21,500
11/30/1996        22,358          23,542          23,040
12/31/1996        22,214          23,076          22,651
1/31/1997         23,382          24,517          23,794
2/28/1997         23,538          24,709          23,984
3/31/1997         22,741          23,694          23,068
4/30/1997         23,538          25,109          24,094
5/31/1997         24,962          26,637          25,483
6/30/1997         26,187          27,833          26,546
7/31/1997         28,473          30,046          28,547
8/31/1997         27,574          28,362          27,325
9/30/1997         28,981          29,915          28,724
10/31/1997        27,907          28,916          27,857
11/30/1997        28,734          30,255          28,771
12/31/1997        28,703          30,774          29,100
1/31/1998         28,768          31,115          29,142
2/28/1998         30,672          33,359          31,059
3/31/1998         31,599          35,068          32,439
4/30/1998         31,859          35,420          32,769
5/31/1998         31,306          34,811          32,212
6/30/1998         31,257          36,226          32,814
7/31/1998         29,858          35,840          32,245
8/31/1998         25,660          30,666          27,844
9/30/1998         27,417          32,622          29,183
10/31/1998        29,744          35,276          31,520
11/30/1998        30,769          37,416          33,128
12/31/1998        31,728          39,569          34,408
1/31/1999         31,654          41,224          34,980
2/28/1999         30,720          39,943          34,179
3/31/1999         31,838          41,542          35,217
4/30/1999         34,127          43,150          37,292
5/31/1999         33,926          42,130          36,655
6/30/1999         34,787          44,474          38,271
7/31/1999         33,505          43,080          37,185
8/31/1999         32,094          42,867          36,507
9/30/1999         30,299          41,692          35,157
10/31/1999        31,435          44,330          36,850
11/30/1999        31,237          45,241          36,978
12/31/1999        31,306          47,896          38,117
1/31/2000         29,957          45,489          36,506
2/29/2000         27,549          44,628          34,971
3/31/2000         30,331          48,993          38,173
4/30/2000         30,206          47,519          37,748
5/31/2000         30,725          46,544          37,776
6/30/2000         29,998          47,691          37,359
7/31/2000         29,874          46,946          37,190
8/31/2000         31,888          49,862          39,343
9/30/2000         31,389          47,229          38,721
10/31/2000        32,573          47,030          39,031
11/30/2000        31,867          43,322          37,358
12/31/2000        33,607          43,534          38,862
1/31/2001         34,047          45,078          39,185
2/28/2001         33,124          40,968          37,297
3/31/2001         31,885          38,373          35,847
4/30/2001         33,418          41,355          37,878
5/31/2001         33,963          41,632          38,488
6/30/2001         33,376          40,619          37,442
7/31/2001         33,103          40,219          37,187
8/31/2001         31,864          37,701          35,445
9/30/2001         29,178          34,653          32,679
10/31/2001        29,388          35,318          32,891
11/30/2001        31,016          38,024          35,000
12/31/2001        31,707          38,366          35,528
1/31/2002         31,425          37,790          34,871
2/28/2002         31,274          37,065          34,679
3/31/2002         32,334          38,455          36,209

Foreign investments involve special risks including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. In addition, foreign countries may have different accounting standards than those of the U.S., which may adversely affect the value of the Fund.

Note: Past performance is no guarantee of future performance. Total returns assumes reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance and rankings would be lower.

(a)Inception date of the Institutional Class of shares is May 13, 1991. Since Lipper Large-Cap Value Funds Index and S&P 500 Index performance data is not available coincident with the Fund's inception date, comparative performance is presented from the month end closest to the Fund's inception date (April 30, 1991).
(b)The Lipper Large-Cap Value Funds Index is an equally weighted unmanaged index of typically the 30 largest mutual funds within the large-cap value funds investment objective. Returns are adjusted for the reinvestment of capital gains distributions and income dividends. It is not possible to invest directly in an index. Source: Lipper Inc.
(c)S&P 500 Index is a capitalization-weighted, unmanaged total return index comprised of 500 widely held common stocks, representing industrial, utility, transportation, and financial companies traded on the New York Stock Exchange, the American Stock Exchange and in the over-the-counter market. The Index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments. It is not possible to invest directly in an index.
* Not annualized.


                                    [Graphic]
Loomis Sayles Equity Funds

FUND AND MANAGER REVIEW

 LOOMIS SAYLES                [PHOTO OF]       [PHOTO OF]      [PHOTO OF]
 WORLDWIDE FUND             Daniel J. Fuss    David Rolley
 OBJECTIVE | High total                                    Alexander Muromcew
 investment return
 STRATEGY | Invests in
 equity and fixed income
 securities of U.S. and
 foreign issuers

 FUND INCEPTION DATE |
 5/1/96
 COMMENCEMENT OF
 OPERATIONS OF CLASS |
 Institutional: 5/1/96
 EXPENSE RATIO |
 Institutional: 1.00%                                          [PHOTO OF]
 TOTAL NET ASSETS |           [PHOTO OF]       [PHOTO OF]
 $8.9 Million
                          Quentin P. Faulkner Eswar Menon    John Tribolet

--------------------------------------------------------------------------------
PERFORMANCE | For the six-month period ended March 31, 2002, the Institutional Class of the Worldwide Fund posted a total return of 5.04%, compared to the 10.97% total return for the Fund's benchmark, the Standard & Poor's 500 Index. The Lipper Global Flexible Portfolio Funds Average posted a total return of 9.40% for the same period.

PORTFOLIO REVIEW | In the Fund's domestic and international equity portfolios, we continued to invest in a diversified portfolio of growth companies. We focused on companies poised to benefit from an eventual increase in consumer demand and an imminent economic recovery. As such, we increased exposure in information technology and consumer discretionary companies and reduced positions in healthcare and consumer staples.

The world's bond markets were profoundly influenced by global investor pessimism following September 11, 2001. Facing a broad cyclical slowdown, credit availability became scarce for industries perceived as facing excess capacity and resulting pricing pressures, such as independent electric power producers and wholesale telecommunications companies. Thus, the cycle exacerbated the difficulties facing many highly indebted firms, and bankruptcy rates moved higher. Credit spreads subsequently benefited from the revival of optimism. Growing evidence that the world economy, led by the U.S. consumer, was growing once more led to strong rallies in the credit markets into the first quarter of 2002.

In the Fund's international bond portfolio, out-performance was the result of our country and currency allocations, including under-weighting Japan and over-weighting emerging market Yankee bonds and several smaller, high quality global bond markets. Our biggest disappointments were U.K. cable name NTL and Glencore, an Australian mining bond. Disappointing results in the Fund's domestic bond portfolio were chiefly the result of price losses on defaulted securities, notably in the high yield telecommunications sector. Underperformance in the equity portion of the portfolio was due to poor stock selection in the healthcare and industrial sectors; poor security in Australia, France, and the U.K.; and exposure to Israel.

PORTFOLIO POSITIONING | Going forward, we expect corporate bonds to perform well, as the combination of rising economic growth and relatively low short-term interest rates should help generate positive returns in the corporate bond sector. We continue to position the Fund's equity portfolios to take advantage of an economic recovery, with over-weights in the consumer discretionary, information technology and materials sectors and under-weights in the financials area.


             /s/ Dan Fuss

                               /s/ David Rolley /s/ Alexander Moromcew
             Daniel J.Fuss       David Rolley     Alexander Muromcew

          /s/ Quentin Faulkner /s/ Eswar Menon    /s/ John Tribolet
          Quentin P. Faulkner    Eswar Menon        John Tribolet

                            AVERAGE ANNUAL RETURNS-PERIODS ENDED MARCH 31, 2002

---------------------------------------------------------------------------------------------
                                                                                    SINCE
                                                6 MONTHS* 1 YEAR 3 YEARS 5 YEARS INCEPTION(a)
---------------------------------------------------------------------------------------------
LOOMIS SAYLES WORLDWIDE FUND (INSTITUTIONAL)      5.04%    0.65% 12.15%   9.06%      9.22%
Lipper Global Flexible Portfolio Funds Index(b)   7.55%   -0.74%  2.42%   5.84%      6.54%
S&P 500 Index(c)                                 10.97%    0.21% -2.54%  10.17%     11.62%

                                      CUMULATIVE PERFORMANCE--5/1/96 TO 3/31/02
                                    [CHART]

            Lipper Global Flexible    Loomis Sayles       S & P 500
            Portfolio Funds Index     Worldwide Fund        Index
            ---------------------     --------------      ---------
4/30/1996          $10,000               $10,000           $10,000
5/31/1996           10,063                10,090            10,258
6/30/1996           10,105                10,120            10,297
7/31/1996            9,859                 9,780             9,842
8/31/1996           10,004                10,020            10,050
9/30/1996           10,285                10,340            10,616
10/31/1996          10,412                10,540            10,908
11/30/1996          10,855                11,050            11,733
12/31/1996          10,870                10,924            11,500
1/31/1997           11,071                10,924            12,219
2/28/1997           11,135                10,944            12,314
3/31/1997           10,953                10,924            11,808
4/30/1997           11,060                11,027            12,513
5/31/1997           11,526                11,345            13,275
6/30/1997           11,848                11,479            13,871
7/31/1997           12,336                12,093            14,974
8/31/1997           11,982                11,803            14,135
9/30/1997           12,492                12,270            14,909
10/31/1997          12,049                11,564            14,411
11/30/1997          12,087                11,575            15,078
12/31/1997          12,190                11,308            15,337
1/31/1998           12,220                11,652            15,507
2/28/1998           12,771                12,363            16,625
3/31/1998           13,200                12,477            17,477
4/30/1998           13,316                12,317            17,652
5/31/1998           13,202                11,789            17,349
6/30/1998           13,192                11,296            18,054
7/31/1998           13,063                11,296            17,861
8/31/1998           11,617                10,092            15,283
9/30/1998           11,803                10,081            16,258
10/31/1998          12,420                10,803            17,580
11/30/1998          12,976                11,445            18,647
12/31/1998          13,287                11,645            19,720
1/31/1999           13,444                11,807            20,545
2/28/1999           13,117                11,582            19,906
3/31/1999           13,544                11,945            20,703
4/30/1999           14,272                12,447            21,504
5/31/1999           14,045                12,509            20,996
6/30/1999           14,565                12,798            22,164
7/31/1999           14,555                13,036            21,470
8/31/1999           14,504                12,986            21,364
9/30/1999           14,425                12,885            20,778
10/31/1999          14,717                13,387            22,093
11/30/1999          15,234                15,481            22,547
12/31/1999          16,258                18,688            23,870
1/31/2000           15,926                18,051            22,670
2/29/2000           16,812                20,626            22,241
3/31/2000           16,731                20,314            24,416
4/30/2000           16,171                19,392            23,682
5/31/2000           15,917                18,932            23,196
6/30/2000           16,487                19,514            23,768
7/31/2000           16,284                18,877            23,396
8/31/2000           16,839                19,406            24,849
9/30/2000           16,342                18,877            23,538
10/31/2000          16,025                17,983            23,438
11/30/2000          15,406                17,074            21,590
12/31/2000          16,030                17,857            21,696
1/31/2001           16,237                18,008            22,466
2/28/2001           15,418                17,554            20,417
3/31/2001           14,658                16,741            19,124
4/30/2001           15,405                17,025            20,610
5/31/2001           15,287                17,289            20,748
6/30/2001           15,064                17,157            20,243
7/31/2001           14,851                16,968            20,044
8/31/2001           14,484                16,873            18,789
9/30/2001           13,529                16,041            17,270
10/31/2001          13,848                16,419            17,601
11/30/2001          14,348                16,684            18,950
12/31/2001          14,365                16,746            19,120
1/31/2002           14,272                16,498            18,833
2/28/2002           14,155                16,539            18,472
3/31/2002           14,548                16,850            19,165


Foreign investments involve special risks including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. In addition, foreign countries may have different accounting standards than those of the U.S., which may adversely affect the value of the Fund.

Note: Past performance is no guarantee of future performance. Total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance and rankings would be lower.

(a)Inception date of the Institutional Class of shares is May 1, 1996. Since Lipper Global Flexible Portfolio Funds Index and S&P 500 Index performance data is not available coincident with the Fund's inception date, comparative performance is presented from the month end closest to the Fund's inception date (April 30, 1996).
(b)The Lipper Global Flexible Portfolio Funds Index is an equally weighted unmanaged index of typically the 10 largest mutual funds within the global flexible portfolio funds investment objective. Returns are adjusted for the reinvestment of capital gains distributions and income dividends. It is not possible to invest directly in an index. Source: Lipper Inc.
(c)S&P 500 Index is a capitalization-weighted, unmanaged total return index comprised of 500 widely held common stocks, representing industrial, utility, transportation, and financial companies traded on the New York Stock Exchange, the American Stock Exchange and in the over-the-counter market. The Index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments. It is not possible to invest directly in an index.
* Not annualized.



                                    [Graphic]
Loomis Sayles Equity Funds

LOOMIS SAYLES AGGRESSIVE GROWTH FUND
PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 (UNAUDITED)



                                                        Shares         Value +
     ----------------------------------------------------------------------------
     COMMON STOCKS - 98.1% OF NET ASSETS

     AEROSPACE/DEFENSE--1.8%
      L-3 Communications Holdings, Inc.*                11,500    $  1,288,000
                                                                  ------------

     BROADCASTING--5.6%
      Hispanic Broadcasting Corp.*                      46,000       1,339,520
      Univision Communications, Inc. Class A*           24,200       1,016,400
      Westwood One, Inc.*                               42,300       1,622,205
                                                                  ------------
                                                                     3,978,125
                                                                  ------------

     BUSINESS SERVICES--4.3%
      ChoicePoint, Inc.*                                22,900       1,319,040
      KPMG Consulting, Inc.*                            52,700       1,064,540
      Robert Half International, Inc.*                  24,000         708,480
                                                                  ------------
                                                                     3,092,060
                                                                  ------------

     CHEMICALS--SPECIALTY--1.1%
      Cabot Microelectronics Corp.*                     11,300         764,445
                                                                  ------------

     COMMUNICATIONS EQUIPMENT--3.3%
      Brocade Communications Systems, Inc.*             55,300       1,493,100
      QLogic Corp.*                                     17,300         856,696
                                                                  ------------
                                                                     2,349,796
                                                                  ------------

     COMPUTER HARDWARE--1.8%
      Network Appliance, Inc.*                          64,800       1,320,624
                                                                  ------------

     COMPUTER SERVICES--5.6%
      Affiliated Computer Services, Inc. Class A*       15,200         853,176
      Fiserv, Inc.*                                     23,900       1,099,161
      Manhattan Associates, Inc.*                       25,300         963,930
      SunGard Data Systems, Inc.*                       31,400       1,035,258
                                                                  ------------
                                                                     3,951,525
                                                                  ------------

     COMPUTER SOFTWARE--12.1%
      Business Objects SA ADR*                          28,900       1,270,444
      Electronic Arts, Inc.*                            13,200         802,560
      Mercury Interactive Corp.*                        39,800       1,498,470
      Network Associates, Inc.*                         28,500         689,700
      Retek, Inc.*                                      40,500       1,063,125
      Siebel Systems, Inc.*                             44,100       1,438,101
      THQ, Inc.*                                        15,500         761,050
      VERITAS Software Corp.*                           24,500       1,073,835
                                                                  ------------
                                                                     8,597,285
                                                                  ------------

     CONSUMER SERVICES--4.8%
      Expedia, Inc. Class A                             12,700         886,968
      Hotel Reservations Network, Inc. Class A*         18,100       1,066,633
      Ticketmaster Class B*                             48,900       1,446,462
                                                                  ------------
                                                                     3,400,063
                                                                  ------------

PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 (UNAUDITED)


                                                          Shares          Value +
  ----------------------------------------------------------------------------------
  COMMON STOCKS - CONTINUED

  EDUCATION--1.9%
   Apollo Group, Inc. Class A*                            32,000    $   1,338,880
                                                                    -------------

  ELECTRICAL EQUIPMENT--1.7%
   Varian Semiconductor Equipment Associates, Inc.*       26,200        1,179,000
                                                                    -------------

  ELECTRONIC COMPONENTS--SEMICONDUCTORS--11.1%
   Altera Corp.*                                          43,600          953,532
   ATI Technologies, Inc.*                                74,500          998,300
   Cirrus Logic, Inc.*                                    71,900        1,356,753
   Integrated Device Technology, Inc.*                    21,700          721,308
   Marvell Technology Group Ltd.*                         40,200        1,760,760
   Microchip Technology, Inc.*                            26,000        1,087,580
   Semtech Corp.*                                         28,600        1,043,900
                                                                    -------------
                                                                        7,922,133
                                                                    -------------

  FINANCIAL SERVICES--2.9%
   Investors Financial Services Corp.                     12,900          981,045
   LaBranche & Co., Inc.*                                 34,500        1,071,225
                                                                    -------------
                                                                        2,052,270
                                                                    -------------

  HEALTHCARE--BIOTECHNOLOGY--4.7%
   Genzyme Corp.*                                         14,800          646,316
   Gilead Sciences, Inc.*                                 22,200          798,978
   IDEC Pharmaceuticals Corp.*                            17,300        1,112,390
   MedImmune, Inc.*                                       19,600          770,868
                                                                    -------------
                                                                        3,328,552
                                                                    -------------

  HEALTHCARE--DRUGS--3.3%
   Biovail Corp.*                                         15,600          779,688
   Cephalon, Inc.*                                        13,200          831,600
   King Pharmaceuticals, Inc.*                            20,300          710,703
                                                                    -------------
                                                                        2,321,991
                                                                    -------------

  HEALTHCARE--MEDICAL TECHNOLOGY--2.0%
   Cytyc Corp.*                                           53,900        1,450,988
                                                                    -------------

  HEALTHCARE--PRODUCTS--3.2%
   Amerisource Corp.                                      18,000        1,229,400
   St. Jude Medical, Inc.*                                13,700        1,056,955
                                                                    -------------
                                                                        2,286,355
                                                                    -------------

  HEALTHCARE--SERVICES--4.3%
   Caremark Rx, Inc.*                                     59,000        1,150,500
   Laboratory Corp. of America Holdings*                  19,800        1,898,028
                                                                    -------------
                                                                        3,048,528
                                                                    -------------

  LEISURE--2.6%
   International Game Technology*                         11,600          722,912
   MGM Mirage*                                            31,100        1,126,753
                                                                    -------------
                                                                        1,849,665
                                                                    -------------



                                    [Graphic]
Loomis Sayles Equity Funds

PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 (UNAUDITED)


                                                                         Shares      Value +
-----------------------------------------------------------------------------------------------
COMMON STOCKS - CONTINUED

MACHINERY--4.4%
 KLA-Tencor Corp.*                                                       27,600 $  1,835,400
 Novellus Systems, Inc.*                                                 23,700    1,283,118
                                                                                ------------
                                                                                   3,118,518
                                                                                ------------

OIL & GAS DRILLING EQUIPMENT--6.3%
 ENSCO International, Inc.                                               48,100    1,449,734
 Nabors Industries, Inc.*                                                37,000    1,563,250
 Weatherford International, Inc.*                                        30,300    1,443,189
                                                                                ------------
                                                                                   4,456,173
                                                                                ------------

RESTAURANTS--1.6%
 Starbucks Corp.*                                                        48,600    1,124,118
                                                                                ------------

RETAIL-GENERAL--1.5%
 Dollar Tree Stores, Inc.*                                               32,300    1,059,763
                                                                                ------------

RETAIL--SPECIALTY--6.2%
 Best Buy Co., Inc.*                                                      9,900      784,080
 Blockbuster, Inc. Class A                                               57,900    1,358,913
 Coach, Inc.*                                                            31,600    1,602,436
 Williams-Sonoma, Inc.*                                                  15,000      689,850
                                                                                ------------
                                                                                   4,435,279
                                                                                ------------
 TOTAL COMMON STOCKS
  (Identified Cost $61,220,685)                                                   69,714,136
                                                                                ------------

                                                                           Face
                                                                         Amount
-----------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 3.4% OF NET ASSETS
 Repurchase Agreement with State Street Corp., dated 3/29/02 at
  0.850% to be repurchased at $2,436,173 on 4/01/02 collateralized by $1,970,000 U.S. Treasury Bond, 8.125% due 5/15/21 with a
  value of $2,490,659                                                $2,436,000    2,436,000
                                                                                ------------
 TOTAL SHORT-TERM INVESTMENTS
  (Identified Cost $2,436,000)                                                     2,436,000
                                                                                ------------
TOTAL INVESTMENTS--101.5%
 (IDENTIFIED COST $63,656,685)@                                                   72,150,136
 Liabilities, Less Cash and Other Assets--(1.5%)                                  (1,059,141)
                                                                                ------------
NET ASSETS--100%                                                                $ 71,090,995
                                                                                ============

+  See Note 1.
*  Non-income producing security
@ At March 31, 2002, the net unrealized appreciation on investments based on cost of $63,656,685 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $ 9,975,533 and $1,482,082, respectively, resulting in net unrealized appreciation of $8,493,451.

Key to Abbreviations:
ADR: American Depositary Receipt

                See accompanying notes to financial statements.

LOOMIS SAYLES EMERGING MARKETS FUND
PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 (UNAUDITED)


                                                              Shares     Value +
-----------------------------------------------------------------------------------
COMMON STOCKS - 87.9% OF NET ASSETS

BRAZIL--4.2%
 Embraer-Empresa Brasileria de Aeronautica SA ADR              1,893 $    38,201
 Petroleo Brasileiro SA--Petrobras ADR                         1,400      34,902
 Tele Norte Leste Participacoes SA ADR                         4,100      51,496
                                                                     -----------
                                                                         124,599
                                                                     -----------

HUNGARY--1.6%
 OTP Bank*                                                     6,000      46,183
                                                                     -----------

INDIA--13.1%
 Dr. Reddy's Laboratories Ltd. ADR                             2,100      46,431
 Gujarat Ambuja Cements Ltd. GDR                              11,300      47,460
 HDFC Bank Ltd. ADR*                                           2,500      38,375
 Infosys Technologies Ltd. ADR                                   950      62,225
 Satyam Computer Services Ltd. ADR                             3,600      45,000
 State Bank of India GDR                                       6,300      77,175
 Videsh Sanchar Nigam Ltd. ADR                                 4,400      34,540
 Wipro Ltd. ADR                                                  900      33,507
                                                                     -----------
                                                                         384,713
                                                                     -----------

ISRAEL--10.4%
 Amdocs Ltd.*                                                  1,500      39,975
 Check Point Software Technologies Ltd.*                       2,350      71,440
 Comverse Technology, Inc.*                                    2,800      35,476
 Mercury Interactive Corp.*                                      400      15,060
 Orbotech Ltd.*                                                2,100      65,982
 Taro Pharmaceutical Industries Ltd.*                          1,800      51,030
 Teva Pharmaceutical Industries Ltd. ADR                         500      27,335
                                                                     -----------
                                                                         306,298
                                                                     -----------

MEXICO--8.8%
 America Movil SA de CV Series L, ADR                          2,379      47,247
 Corporacion Interamericana de Entretenimiento SA Series B*   16,888      43,391
 Grupo Modelo SA de CV Series C                               17,700      45,183
 Grupo Televisa SA ADR*                                        1,100      53,361
 TV Azteca SA de CV ADR                                        1,600      14,080
 Wal-Mart de Mexico SA de CV Series V                         16,700      54,864
                                                                     -----------
                                                                         258,126
                                                                     -----------

RUSSIA--8.6%
 JSC Mining & Smelting Co. Norilsk Nickel ADR*                 2,800      60,620
 RAO Unified Energy Systems ADR                                2,800      46,060
 Rostelecom ADR                                                9,564      73,930
 Wimm-Bill-Dann Foods OJSC ADR*                                1,000      23,900
 YUKOS ADR                                                       400      50,396
                                                                     -----------
                                                                         254,906
                                                                     -----------

SINGAPORE--3.4%
 Flextronics International Ltd.*                               3,800      69,350
 Oversea-Chinese Banking Corp. Ltd.                            4,000      29,962
                                                                     -----------
                                                                          99,312
                                                                     -----------



                                    [Graphic]
Loomis Sayles Equity Funds

PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 (UNAUDITED)


                                                         Shares         Value +
   ------------------------------------------------------------------------------
   COMMON STOCKS - CONTINUED

   SOUTH AFRICA--3.9%
    Anglo American Plc                                    3,400    $     56,718
    Sappi Ltd.                                            4,500          58,704
                                                                   ------------
                                                                        115,422
                                                                   ------------

   SOUTH KOREA--21.1%
    CJ39 Shopping Corp.                                   1,000          72,450
    Hana Bank                                             4,056          62,794
    Humax Co. Ltd.                                        2,000          90,544
    Kookmin Bank                                          2,254          94,706
    Kumgang Korea Chemical Co., Ltd.                        600          70,861
    LG Home Shopping, Inc.                                  600          71,088
    Samsung Electronics                                     260          70,369
    Samsung Securities Co. Ltd.*                            850          34,234
    SK Telecom Co. Ltd.                                     240          53,055
                                                                   ------------
                                                                        620,101
                                                                   ------------

   TAIWAN--9.0%
    Accton Technology Corp.                              11,000          30,215
    Asustek Computer, Inc.                                9,000          40,172
    Hon Hai Precision Industry Co. Ltd.                   8,000          37,310
    Realtek Semiconductor Corp.                           6,000          31,073
    Taiwan Semiconductor Manufacturing Co. Ltd.          19,200          52,189
    United Microelectronics Corp.                        33,000          50,043
    Yageo Corp.                                          26,000          23,210
                                                                   ------------
                                                                        264,212
                                                                   ------------

   TURKEY--3.8%
    Akbank TAS                                       17,560,500          56,037
    Yapi ve Kredi Bankasi AS                         18,869,900          55,315
                                                                   ------------
                                                                        111,352
                                                                   ------------
    TOTAL COMMON STOCKS
     (Identified Cost $2,269,758)                                     2,585,224
                                                                   ------------
   PREFERRED STOCKS - 7.0% OF NET ASSETS

   BRAZIL--5.2%
    Banco Itau SA                                       653,560          52,144
    Companhia de Bebidas das Americas (AmBev) ADR         2,400          46,824
    Companhia Energetica de Minas Gerais-CEMIG        3,620,000          53,872
                                                                   ------------
                                                                        152,840
                                                                   ------------

   RUSSIA--1.8%
    Surgutneftegaz ADR                                    2,400          52,800
                                                                   ------------
    TOTAL PREFERRED STOCKS
     (Identified Cost $207,602)                                         205,640
                                                                   ------------

PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 (UNAUDITED)

                                                                             Face
                                                                           Amount      Value +
-----------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 5.1% OF NET ASSETS
 Repurchase Agreement with State Street Corp., dated 3/29/02 at 0.850%
  to be repurchased at $149,011 on 4/01/02 collateralized by $125,000
  U.S. Treasury Bond, 8.125% due 5/15/21 with a value of $158,037        $149,000  $   149,000
                                                                                  ------------
 TOTAL SHORT-TERM INVESTMENTS
  (Identified Cost $149,000)                                                           149,000
                                                                                  ------------
TOTAL INVESTMENTS--100.0%
 (IDENTIFIED COST $2,626,360)@                                                       2,939,864
 Cash and Other Assets, Less Liabilities--0.0%                                             682
                                                                                  ------------
NET ASSETS--100%                                                                    $2,940,546
                                                                                  ============

+  See Note 1.
*  Non-income producing security
@ At March 31, 2002, the net unrealized appreciation on investments based on cost of $2,626,360 for federal income tax purposes was as follows: Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $503,914 and $190,410, respectively, resulting in net unrealized appreciation of $313,504.

Key to Abbreviations:
ADR: American Depositary Receipt
GDR: Global Depositary Receipt

                 TEN LARGEST SECTOR HOLDINGS AT MARCH 31, 2002
                         AS A PERCENTAGE OF NET ASSETS

                   Banking & Finance                   10.3%
                   Computer Software                   10.3%
                   Telecommunications                   7.2%
                   Electronic Components-Semiconductor  6.9%
                   Electronic Components                5.4%
                   Banks/Savings & Loans                5.4%
                   Retail-Specialty                     4.9%
                   Oil & Gas                            4.7%
                   Healthcare-Drugs                     4.2%
                   Communications Equipment             4.1%

                See accompanying notes to financial statements



                                    [Graphic]
Loomis Sayles Equity Funds

LOOMIS SAYLES GROWTH FUND
PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 (UNAUDITED)


                                                       Shares          Value +
     ----------------------------------------------------------------------------
     COMMON STOCKS - 98.6% OF NET ASSETS

     ADVERTISING--3.2%
      Omnicom Group, Inc.                               8,300    $     783,520
                                                                 -------------

     AEROSPACE/DEFENSE--3.5%
      L-3 Communications Holdings, Inc.*                5,000          560,000
      Lockheed Martin Corp.                             5,300          305,174
                                                                 -------------
                                                                       865,174
                                                                 -------------

     BANKING & FINANCE--2.1%
      Bank of America Corp.                             7,500          510,150
                                                                 -------------

     COMMERCIAL SERVICES--1.9%
      eBay, Inc.*                                       8,300          470,112
                                                                 -------------

     COMMUNICATIONS EQUIPMENT--1.1%
      Cisco Systems, Inc.*                             15,500          262,415
                                                                 -------------

     COMPUTERS--1.4%
      Dell Computer Corp.*                             13,600          355,096
                                                                 -------------

     COMPUTER SERVICES--2.0%
      Affiliated Computer Services, Inc. Class A*       8,600          482,718
                                                                 -------------

     COMPUTER SOFTWARE--7.9%
      Electronic Arts, Inc.*                            8,800          535,040
      Microsoft Corp.*                                 10,000          603,100
      Oracle Corp.*                                    22,700          290,560
      VERITAS Software Corp.*                          12,200          534,726
                                                                 -------------
                                                                     1,963,426
                                                                 -------------

     DATA PROCESSING SERVICES--2.4%
      First Data Corp.                                  6,800          593,300
                                                                 -------------

     DIVERSIFIED OPERATIONS--4.9%
      General Electric Co.                             13,100          490,595
      Minnesota Mining & Manufacturing Co.              6,300          724,563
                                                                 -------------
                                                                     1,215,158
                                                                 -------------

     ELECTRONIC COMPONENTS--SEMICONDUCTORS--11.8%
      Applied Materials, Inc.*                         10,900          591,543
      Intel Corp.                                      29,600          900,136
      Maxim Integrated Products, Inc.*                 12,900          718,659
      Texas Instruments, Inc.                          21,700          718,270
                                                                 -------------
                                                                     2,928,608
                                                                 -------------

     FINANCIAL SERVICES--13.5%
      Capital One Financial Corp.                       9,300          593,805
      Citigroup, Inc.                                  15,100          747,752
      Concord EFS, Inc.*                               21,200          704,900
      Moody's Corp.                                     8,800          361,680
      The Goldman Sachs Group, Inc.                     3,600          324,900
      USA Education, Inc.                               6,300          616,140
                                                                 -------------
                                                                     3,349,177
                                                                 -------------

PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 (UNAUDITED)


                                                      Shares          Value +
     ---------------------------------------------------------------------------
     COMMON STOCKS - CONTINUED

     FOOD & BEVERAGE--3.0%
      PepsiCo, Inc.                                   14,600    $     751,900
                                                                -------------

     GOVERNMENT AGENCIES--1.3%
      Federal Home Loan Mortgage Corp.                 4,900          310,513
                                                                -------------

     HEALTHCARE--DRUGS--5.9%
      Forest Laboratories, Inc.*                       9,000          735,300
      Johnson & Johnson                                5,300          344,235
      Pfizer, Inc.                                     9,300          369,582
                                                                -------------
                                                                    1,449,117
                                                                -------------

     HEALTHCARE--MEDICAL TECHNOLOGY--1.0%
      Medtronic, Inc.                                  5,500          248,655
                                                                -------------

     HEALTHCARE--PRODUCTS--6.0%
      Amerisource Corp.                                7,300          498,590
      Baxter International, Inc.                      13,400          797,568
      Stryker Corp.                                    3,100          187,023
                                                                -------------
                                                                    1,483,181
                                                                -------------

     HEALTHCARE--SERVICES--2.3%
      Tenet Healthcare Corp.*                          4,900          328,398
      UnitedHealth Group, Inc.                         3,300          252,186
                                                                -------------
                                                                      580,584
                                                                -------------

     INSURANCE--2.6%
      American International Group, Inc.               2,500          180,350
      Travelers Property Casualty Corp. Class A*      23,200          464,000
                                                                -------------
                                                                      644,350
                                                                -------------

     INVESTMENT BANKING--1.3%
      Lehman Brothers Holdings, Inc.                   5,000          323,200
                                                                -------------

     MEDIA & ENTERTAINMENT--2.2%
      Viacom, Inc. Class B*                           11,200          541,744
                                                                -------------

     METALS & MINING--1.5%
      Alcoa, Inc.                                      9,600          362,304
                                                                -------------

     OIL & GAS DRILLING EQUIPMENT--3.3%
      BJ Services Co.*                                11,500          396,405
      Nabors Industries, Inc.*                        10,000          422,500
                                                                -------------
                                                                      818,905
                                                                -------------

     RETAIL--GENERAL--3.3%
      Target Corp.                                    19,200          827,904
                                                                -------------

     RETAIL--SPECIALTY--9.2%
      AutoZone, Inc.*                                  6,700          461,295
      Bed Bath & Beyond, Inc.*                         9,600          324,000
      Home Depot, Inc.                                14,900          724,289



                                    [Graphic]
Loomis Sayles Equity Funds

PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 (UNAUDITED)


                                                                           Shares      Value +
-----------------------------------------------------------------------------------------------
COMMON STOCKS - CONTINUED

RETAIL--SPECIALTY--CONTINUED
 Lowe's Cos., Inc.                                                         17,500 $    761,075
                                                                                  ------------
                                                                                     2,270,659
                                                                                  ------------
 TOTAL COMMON STOCKS
  (Identified Cost $22,696,062)                                                     24,391,870
                                                                                  ------------

                                                                             Face
                                                                           Amount
-----------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 2.1% OF NET ASSETS
 Repurchase Agreement with State Street Corp., dated 3/29/02 at 0.850%
  to be repurchased at $519,037 on 4/01/02 collateralized by $485,000
  U.S. Treasury Note, 7.000% due 7/15/06 with a value of $533,147        $519,000      519,000
                                                                                  ------------
 TOTAL SHORT-TERM INVESTMENTS
  (Identified Cost $519,000)                                                           519,000
                                                                                  ------------
TOTAL INVESTMENTS--100.7%
 (IDENTIFIED COST $23,215,062)@                                                     24,910,870
 Liabilities, Less Cash and Other Assets (0.7%)                                       (179,183)
                                                                                  ------------
NET ASSETS--100%                                                                   $24,731,687
                                                                                  ============

+  See Note 1.
*  Non-income producing security
@ At March 31, 2002, the net unrealized appreciation on investments based on cost of $23,215,062 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $2,092,082 and $396,274, respectively, resulting in net unrealized appreciation of $1,695,808.

                See accompanying notes to financial statements.

LOOMIS SAYLES INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 (UNAUDITED)


                                                       Shares      Value +
      -----------------------------------------------------------------------
      COMMON STOCKS - 94.0% OF NET ASSETS

      AUSTRALIA--4.1%
       News Corporation Ltd.                           97,900 $    685,189
       Rio Tinto Ltd.                                  33,200      667,510
       Wesfarmers Ltd.                                 25,944      441,491
       Westpac Banking Corp. Ltd.                      59,600      496,298
                                                              ------------
                                                                 2,290,488
                                                              ------------

      BELGIUM--1.3%
       Interbrew                                       25,800      714,094
                                                              ------------

      CANADA--9.4%
       Alcan, Inc.                                     13,900      549,117
       Biovail Corp.*                                   8,500      422,203
       Bombardier Capital Ltd.                         31,400      282,413
       Celestica, Inc.*                                14,900      538,847
       CP Railway Ltd.                                 20,200      427,422
       Fairmont Hotels & Resorts, Inc.                 19,723      556,027
       PanCanadian Energy Corp.                        15,264      453,854
       Precision Drilling Corp.*                        9,900      316,266
       Rogers Communications, Inc. Class B             30,200      412,636
       Royal Bank of Canada                            17,700      590,185
       Talisman Energy, Inc.                            7,900      329,022
       TransCanada PipeLines Ltd.                      32,900      445,403
                                                              ------------
                                                                 5,323,395
                                                              ------------

      DENMARK--1.1%
       Novo Nordisk A/S Series B                       15,000      597,256
                                                              ------------

      FINLAND--1.8%
       Nokia Oyj                                       11,700      247,133
       Stora Enso Oyj                                  62,200      786,231
                                                              ------------
                                                                 1,033,364
                                                              ------------

      FRANCE--9.4%
       Arcelor*                                        16,200      221,721
       BNP Paribas SA                                  14,800      747,020
       Cap Gemini SA                                   12,900      959,247
       Dassault Systemes SA                             9,321      451,782
       Sanofi-Synthelabo SA                             9,900      635,192
       STMicroelectronics NV                           21,400      725,888
       Technip                                          5,108      702,222
       Total Fina SA Class B                            5,630      868,708
                                                              ------------
                                                                 5,311,780
                                                              ------------

      GERMANY--5.3%
       Allianz AG                                       2,400      571,170
       Bayerische Motoren Werke (BMW) AG               19,000      755,781
       Infineon Technologies AG                        25,400      575,261
       Muenchener Rueckversicherungs-Gesellschaft AG    2,500      622,364



                                    [Graphic]
Loomis Sayles Equity Funds

PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 (UNAUDITED)


                                                      Shares      Value +
       ---------------------------------------------------------------------
       COMMON STOCKS - CONTINUED

       GERMANY--CONTINUED
        Thiel Logistik AG*                            34,070 $    488,277
                                                             ------------
                                                                3,012,853
                                                             ------------

       HONG KONG--0.9%
        Huaneng Power International, Inc.            720,500      480,358
                                                             ------------

       INDIA--1.1%
        Dr. Reddy's Laboratories Ltd. ADR             27,600      610,236
                                                             ------------

       IRELAND--3.6%
        Anglo Irish Bank Corp. Plc                   191,900      901,686
        Bank of Ireland                               62,700      678,315
        Ryanair Holdings Plc*                         79,600      463,534
                                                             ------------
                                                                2,043,535
                                                             ------------

       ISRAEL--1.4%
        Amdocs Ltd.*                                  14,800      394,420
        Teva Pharmaceutical Industries Ltd. ADR        7,100      388,157
                                                             ------------
                                                                  782,577
                                                             ------------

       ITALY--2.9%
        ENI Spa                                       60,750      889,708
        UniCredito Italiano Spa                      175,100      760,164
                                                             ------------
                                                                1,649,872
                                                             ------------

       JAPAN--10.9%
        Bridgestone Corp.                             37,400      507,348
        Canon, Inc.                                   17,000      630,341
        Fuji Heavy Industries Ltd.                    79,000      385,206
        Honda Motor Co. Ltd.                           9,400      394,589
        Keyence Corp.                                  2,300      438,888
        Komatsu Ltd.                                 124,000      442,957
        Nintendo Co. Ltd.                              2,800      411,485
        Nissan Motor Co. Ltd.                        111,000      801,402
        Nitto Denko Corp.                             17,900      522,067
        Nomura Holdings, Inc.                         14,800      191,734
        Seven-Eleven Japan Co. Ltd.                    7,000      217,349
        Sony Corp.                                     9,600      498,485
        Takeda Chemical Industries Ltd.               11,500      465,408
        Toshiba Corp.                                 65,000      271,874
                                                             ------------
                                                                6,179,133
                                                             ------------

       MEXICO--0.5%
        America Movil SA de CV Series L, ADR          14,656      291,068
                                                             ------------

       NETHERLANDS--2.6%
        ASM Lithography Holding NV*                   33,100      839,747
        Koninklijke (Royal) Philips Electronics NV    20,700      631,041
                                                             ------------
                                                                1,470,788
                                                             ------------

PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 (UNAUDITED)


                                                      Shares      Value +
      ----------------------------------------------------------------------
      COMMON STOCKS - CONTINUED

      PORTUGAL--1.8%
       Portugal Telecom SGPS SA                      136,810 $  1,017,323
                                                             ------------

      SINGAPORE--1.5%
       City Developments Ltd.                        113,200      402,464
       DBS Group Holdings Ltd.                        55,800      448,266
                                                             ------------
                                                                  850,730
                                                             ------------

      SOUTH AFRICA--1.3%
       Anglo American Plc                             45,500      759,024
                                                             ------------

      SOUTH KOREA--1.4%
       Kookmin Bank                                    5,280      221,849
       Samsung Electronics                             2,100      568,362
                                                             ------------
                                                                  790,211
                                                             ------------

      SPAIN--3.2%
       Banco Santander Central Hispano SA             66,600      557,362
       Grupo Ferrovial SA                             34,400      764,699
       Telefonica SA*                                 43,813      490,794
                                                             ------------
                                                                1,812,855
                                                             ------------

      SWEDEN--0.9%
       Atlas Copco AB                                 22,600      531,259
                                                             ------------

      SWITZERLAND--6.0%
       Converium Holding AG                           11,600      593,315
       Nestle SA                                       3,300      734,031
       Swiss Re                                        5,800      533,811
       Synthes-Stratec, Inc.                             800      525,753
       UBS AG*                                        20,500    1,009,516
                                                             ------------
                                                                3,396,426
                                                             ------------

      TAIWAN--1.0%
       Taiwan Semiconductor Manufacturing Co. Ltd.   218,000      592,561
                                                             ------------

      UNITED KINGDOM--20.6%
       Allied Domecq Plc                             101,500      622,290
       Billiton Plc                                  118,900      678,534
       BP Amoco Plc                                   98,200      875,084
       British Sky Broadcasting Group Plc*            62,000      735,484
       Capita Group Plc                              168,700      998,209
       Compass Group Plc                              88,500      593,061
       Diageo Plc                                     57,600      753,917
       Dixons Group Plc                              206,300      769,182
       GlaxoSmithKline Plc                            11,400      268,843
       Hilton Group Plc                              214,700      763,002
       Pearson Plc                                    47,725      613,778
       Reed International Plc                         57,100      554,424
       Royal Bank of Scotland Group Plc               48,300    1,245,099
       Tesco Plc                                     231,700      796,162



                                    [Graphic]
Loomis Sayles Equity Funds

PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 (UNAUDITED)


                                                                         Shares      Value +
-----------------------------------------------------------------------------------------------
COMMON STOCKS - CONTINUED

UNITED KINGDOM--CONTINUED
 Vodafone Group Plc                                                     438,640 $   811,473
 WPP Group Plc                                                           50,800     580,894
                                                                                -----------
                                                                                 11,659,436
                                                                                -----------
 TOTAL COMMON STOCKS
  (Identified Cost $50,153,172)                                                  53,200,622
                                                                                -----------
PREFERRED STOCKS - 0.7% OF NET ASSETS

BRAZIL--0.7%
 Banco Itau SA                                                        4,638,900     370,114
                                                                                -----------
 TOTAL PREFERRED STOCKS
  (Identified Cost $373,196)                                                        370,114
                                                                                -----------

                                                                           Face
                                                                         Amount
-----------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 4.2% OF NET ASSETS
 Repurchase Agreement with State Street Corp., dated 3/29/02 at
  0.850% to be repurchased at $2,372,168 on 4/01/02 collateralized by $2,230,000 U.S. Treasury Note, 6.500% due 5/15/05 with a
  value of $2,422,338                                                $2,372,000   2,372,000
                                                                                -----------
 TOTAL SHORT-TERM INVESTMENTS
  (Identified Cost $2,372,000)                                                    2,372,000
                                                                                -----------
TOTAL INVESTMENTS--98.9%
 (IDENTIFIED COST $52,898,368)@                                                  55,942,736
 Cash and Other Assets, Less Liabilities--1.1%                                      622,706
                                                                                -----------
NET ASSETS--100%                                                                $56,565,442
                                                                                ===========

+  See Note 1.
*  Non-income producing security
@ At March 31, 2002, the net unrealized appreciation on investments based on cost of $52,898,368 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $4,737,806 and $1,693,438, respectively, resulting in net unrealized appreciation of $3,044,368.

Key to Abbreviations:
ADR: American Depositary Receipt

  TEN LARGEST SECTOR HOLDINGS AT MARCH 31, 2002 AS A PERCENTAGE OF NET ASSETS

                   Banking & Finance                    9.3%
                   Electronic Components--Semiconductor 7.0%
                   Food & Beverage                      6.0%
                   Healthcare--Drugs                    6.0%
                   Financial Services                   5.0%
                   Auto & Related                       5.0%
                   Telecommunications                   4.1%
                   Computer Software                    4.1%
                   Oil & Gas                            3.7%
                   Insurance                            3.0%

                See accompanying notes to financial statements.

LOOMIS SAYLES RESEARCH FUND
PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 (UNAUDITED)

                                                     Shares       Value +
       ---------------------------------------------------------------------
       COMMON STOCKS - 99.0% OF NET ASSETS

       AEROSPACE/DEFENSE--6.7%
        Boeing Co.                                    6,750 $     325,687
        L-3 Communications Holdings, Inc.*            2,400       268,800
        Lockheed Martin Corp.                         3,425       197,212
        United Technologies Corp.                     7,000       519,400
                                                            -------------
                                                                1,311,099
                                                            -------------

       BANKING & FINANCE--2.2%
        Bank of America Corp.                         6,400       435,328
                                                            -------------

       BANKS/SAVINGS & LOANS--2.9%
        Bank One Corp.                                7,325       306,038
        FleetBoston Financial Corp.                   7,625       266,875
                                                            -------------
                                                                  572,913
                                                            -------------

       BEVERAGES--1.8%
        Anheuser-Busch Cos., Inc.                     6,825       356,265
                                                            -------------

       CABLE--1.7%
        Adelphia Communications Corp. Class A        12,225       182,153
        Cox Communications, Inc. Class A*             3,975       149,619
                                                            -------------
                                                                  331,772
                                                            -------------

       COMMUNICATIONS EQUIPMENT--3.1%
        Cisco Systems, Inc.*                         22,450       380,078
        QUALCOMM, Inc.*                               6,025       226,781
                                                            -------------
                                                                  606,859
                                                            -------------

       COMPUTER SERVICES--1.1%
        SunGard Data Systems, Inc.*                   6,350       209,360
                                                            -------------

       COMPUTER SOFTWARE--6.6%
        Electronic Arts, Inc.*                        5,300       322,240
        Microsoft Corp.*                             12,025       725,227
        VERITAS Software Corp.*                       5,525       242,161
                                                            -------------
                                                                1,289,628
                                                            -------------

       CONSUMER PRODUCTS--4.4%
        Avon Products, Inc.                           7,750       420,980
        Procter & Gamble Co.                          4,800       432,432
                                                            -------------
                                                                  853,412
                                                            -------------

       DIVERSIFIED OPERATIONS--2.5%
        General Electric Co.                         12,925       484,041
                                                            -------------

       ELECTRONIC COMPONENTS--SEMICONDUCTORS--5.6%
        Intel Corp.                                  14,800       450,068
        Maxim Integrated Products, Inc.*              4,800       267,408
        NVIDIA Corp.*                                 2,500       110,900
        Texas Instruments, Inc.                       7,875       260,662
                                                            -------------
                                                                1,089,038
                                                            -------------



                                    [Graphic]
Loomis Sayles Equity Funds

PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 (UNAUDITED)

                                                    Shares       Value +
       --------------------------------------------------------------------
       COMMON STOCKS - CONTINUED

       FINANCIAL SERVICES--10.0%
        Capital One Financial Corp.                  2,475 $     158,029
        Citigroup, Inc.                             14,391       712,642
        Concord EFS, Inc.*                          11,975       398,169
        Prudential Financial, Inc.*                  4,725       146,711
        The Goldman Sachs Group, Inc.                1,950       175,988
        Wells Fargo & Co.                            7,325       361,855
                                                           -------------
                                                               1,953,394
                                                           -------------

       FOOD & BEVERAGE--2.8%
        Kraft Foods, Inc. Class A                    5,075       196,149
        SYSCO Corp.                                  5,275       157,300
        The Pepsi Bottling Group, Inc.               7,175       185,617
                                                           -------------
                                                                 539,066
                                                           -------------

       FOREST & PAPER PRODUCTS--1.8%
        International Paper Co.                      8,125       349,456
                                                           -------------

       HEALTHCARE--BIOTECHNOLOGY--0.8%
        ICOS Corp.*                                  3,500       160,965
                                                           -------------

       HEALTHCARE--DRUGS--9.3%
        Abbott Laboratories                          4,475       235,385
        Allergan, Inc.                               2,300       148,695
        Forest Laboratories, Inc.*                   2,825       230,802
        Johnson & Johnson                            8,625       560,194
        Pfizer, Inc.                                15,950       633,853
                                                           -------------
                                                               1,808,929
                                                           -------------

       HEALTHCARE--PRODUCTS--2.6%
        Baxter International, Inc.                   4,700       279,744
        Guidant Corp.*                               5,225       226,347
                                                           -------------
                                                                 506,091
                                                           -------------

       HEALTHCARE--SERVICES--1.1%
        Cardinal Health, Inc.                        2,900       205,581
                                                           -------------

       HOUSING & BUILDING MATERIALS--1.1%
        Leggett & Platt, Inc.                        8,325       206,460
                                                           -------------

       INSURANCE--3.4%
        Ace Ltd.                                     6,300       262,710
        American International Group, Inc.           5,450       393,163
                                                           -------------
                                                                 655,873
                                                           -------------

       INVESTMENT BANKING--1.5%
        Lehman Brothers Holdings, Inc.               4,500       290,880
                                                           -------------

       LEISURE--1.1%
        Brunswick Corp.                              7,725       211,047
                                                           -------------

       LODGING & HOTEL--1.4%
        Starwood Hotels & Resorts Worldwide, Inc.    7,050       265,151
                                                           -------------

PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 (UNAUDITED)

                                                    Shares      Value +
         -----------------------------------------------------------------
         COMMON STOCKS - CONTINUED

         MEDIA & ENTERTAINMENT--2.6%
          Royal Caribbean Cruises Ltd.              11,925 $   268,909
          Viacom, Inc. Class B*                      4,725     228,548
                                                           -----------
                                                               497,457
                                                           -----------

         METALS & MINING--0.9%
          Alcoa, Inc.                                4,550     171,717
                                                           -----------

         NATURAL GAS--1.1%
          El Paso Corp.                              4,705     207,161
                                                           -----------

         OIL & GAS DRILLING EQUIPMENT--1.0%
          BJ Services Co.*                           5,775     199,064
                                                           -----------

         OIL & GAS--MAJOR INTEGRATED--5.8%
          ChevronTexaco Corp.                        3,956     357,108
          Conoco, Inc.                               7,625     222,498
          Exxon Mobil Corp.                         12,475     546,779
                                                           -----------
                                                             1,126,385
                                                           -----------

         RETAIL-SPECIALTY--3.3%
          Best Buy Co., Inc.*                        2,700     213,840
          Circuit City Stores--Circuit City Group   10,950     197,538
          Lowe's Cos., Inc.                          5,125     222,886
                                                           -----------
                                                               634,264
                                                           -----------

         TELECOMMUNICATIONS--4.6%
          AT&T Corp.                                 8,900     139,730
          BellSouth Corp.                            4,750     175,085
          CenturyTel, Inc.                           6,650     226,100
          SBC Communications, Inc.                   3,775     141,336
          Sprint Corp.                              14,475     221,323
                                                           -----------
                                                               903,574
                                                           -----------

         TEXTILE & APPAREL--1.8%
          Jones Apparel Group, Inc.*                10,150     354,743
                                                           -----------

         UTILITIES--2.4%
          Entergy Corp.                             10,850     470,999
                                                           -----------
          TOTAL COMMON STOCKS
           (Identified Cost $18,082,008)                    19,257,972
                                                           -----------



                                    [Graphic]
Loomis Sayles Equity Funds

PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 (UNAUDITED)

                                                                             Face
                                                                           Amount       Value +
--------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 1.1% OF NET ASSETS
 Repurchase Agreement with State Street Corp., dated 3/29/02 at 0.850%
  to be repurchased at $207,015 on 4/01/02 collateralized by $170,000
  U.S. Treasury Bond, 8.125% due 5/15/21 with a value of $214,930        $207,000 $     207,000
                                                                                  -------------
 TOTAL SHORT-TERM INVESTMENTS
  (Identified Cost $207,000)                                                            207,000
                                                                                  -------------
TOTAL INVESTMENTS--100.1%
 (IDENTIFIED COST $18,289,008)@                                                      19,464,972
 Liabilities, Less Cash and Other Assets--(0.1%)                                       (18,020)
                                                                                  -------------
NET ASSETS--100%                                                                    $19,446,952
                                                                                  -------------

+  See Note 1.
*  Non-income producing security
@ At March 31, 2002, the net unrealized appreciation on investments based on cost of $18,289,008 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $1,760,698 and $584,734, respectively, resulting in net unrealized appreciation of $1,175,964.

                See accompanying notes to financial statements.

LOOMIS SAYLES SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 (UNAUDITED)



                                                  Shares       Value +
          ---------------------------------------------------------------
          COMMON STOCKS --99.6% OF NET ASSETS

          BANKS/SAVINGS & LOANS--1.5%
           New York Community Bancorp, Inc.       97,575 $   2,697,949
                                                         -------------

          BROADCASTING--6.2%
           Emmis Communications Corp. Class A*    78,000     2,085,720
           Entercom Communications Corp.*         92,500     5,075,475
           Radio One, Inc. Class D*              201,500     4,150,900
                                                         -------------
                                                            11,312,095
                                                         -------------

          BUSINESS SERVICES--8.8%
           Acxiom Corp.*                         159,200     2,728,688
           Administaff, Inc.*                     65,200     1,801,476
           ChoicePoint, Inc.*                     44,725     2,576,160
           Corporate Executive Board Co.*        114,200     4,283,756
           Documentum, Inc.*                      81,300     2,069,085
           Getty Images, Inc.*                    87,500     2,621,500
                                                         -------------
                                                            16,080,665
                                                         -------------

          CHEMICALS--SPECIALTY--1.0%
           Cabot Microelectronics Corp.*          28,000     1,894,200
                                                         -------------

          COMMUNICATIONS EQUIPMENT--0.9%
           Emulex Corp.*                          52,700     1,735,411
                                                         -------------

          COMPUTER HARDWARE--1.1%
           Advanced Digital Information Corp.*   161,700     2,103,717
                                                         -------------

          COMPUTER SERVICES--2.9%
           Caci International, Inc. Class A*      51,100     1,794,121
           Perot Systems Corp. Class A*          107,200     2,138,640
           Websense, Inc.*                        52,700     1,325,932
                                                         -------------
                                                             5,258,693
                                                         -------------

          COMPUTER SOFTWARE--15.0%
           Advent Software, Inc.*                 57,800     3,419,448
           Kronos, Inc.*                          58,500     2,748,330
           Macromedia, Inc.*                      97,800     1,997,076
           McDATA Corp. Class A*                 163,300     1,938,371
           NetIQ Corp.*                           93,100     2,030,511
           NetScreen Technologies, Inc.*         130,400     2,171,160
           Precise Software Solutions Ltd.*       96,600     2,249,814
           Quest Software, Inc.*                 163,900     2,476,529
           Retek, Inc.*                           96,300     2,527,875
           SonicWALL, Inc.*                      181,900     2,371,976
           THQ, Inc.*                             38,500     1,890,350
           webMethods, Inc.*                      97,600     1,681,648
                                                         -------------
                                                            27,503,088
                                                         -------------

          EDUCATION--4.7%
           Career Education Corp.*                88,100     3,488,760
           Corinthian Colleges, Inc.*             42,800     2,163,540



                                    [Graphic]
Loomis Sayles Equity Funds

PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 (UNAUDITED)


                                                        Shares       Value +
    ---------------------------------------------------------------------------
    COMMON STOCKS - CONTINUED

    EDUCATION--CONTINUED
     Education Management Corp.*                        72,200 $   3,044,674
                                                               -------------
                                                                   8,696,974
                                                               -------------

    ELECTRONIC COMPONENTS--1.5%
     Brooks Automation, Inc.*                           61,900     2,812,736
                                                               -------------

    ELECTRONIC COMPONENTS--SEMICONDUCTORS--10.0%
     Axcelis Technologies, Inc.*                       157,100     2,246,530
     Cymer, Inc.*                                       42,500     2,110,550
     GlobespanVirata, Inc.*                            134,300     2,003,756
     Integrated Circuit Systems, Inc.*                  85,400     1,742,160
     Marvell Technology Group Ltd.*                     87,000     3,810,600
     Oak Technology, Inc.*                             176,700     2,629,296
     Rudolph Technologies, Inc.*                        39,200     1,691,872
     Zoran Corp.*                                       49,700     2,170,896
                                                               -------------
                                                                  18,405,660
                                                               -------------

    ELECTRONIC MEASURING INSTRUMENTS--2.6%
     Itron, Inc.*                                       66,000     1,963,500
     Photon Dynamics, Inc.*                             57,100     2,905,819
                                                               -------------
                                                                   4,869,319
                                                               -------------

    FINANCIAL SERVICES--3.5%
     Investors Financial Services Corp.                 58,000     4,410,900
     S1 Corp.*                                         135,100     2,085,944
                                                               -------------
                                                                   6,496,844
                                                               -------------

    HEALTHCARE--BIOTECHNOLOGY--6.4%
     Alkermes, Inc.*                                    75,100     1,957,106
     Charles River Laboratories International, Inc.*    65,300     2,024,300
     Integra LifeSciences Holdings*                     98,900     2,782,057
     Myriad Genetics, Inc.*                             48,400     1,621,884
     Trimeris, Inc.*                                    48,000     2,073,600
     Tularik, Inc.*                                     83,200     1,367,808
                                                               -------------
                                                                  11,826,755
                                                               -------------

    HEALTHCARE--DRUGS--5.1%
     Angiotech Pharmaceuticals, Inc.*                   32,600     1,486,886
     D & K Healthcare Resources, Inc.                   45,600     2,736,912
     Medicis Pharmaceutical Corp. Class A*              64,050     3,554,775
     OSI Pharmaceuticals, Inc.*                         38,500     1,507,275
                                                               -------------
                                                                   9,285,848
                                                               -------------

    HEALTHCARE--MEDICAL SUPPLIES--0.5%
     Therasense, Inc.*                                  48,300       912,870
                                                               -------------

    HEALTHCARE--SERVICES--7.0%
     Accredo Health, Inc.*                              65,000     3,722,550

PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 (UNAUDITED)


                                                     Shares       Value +
       ---------------------------------------------------------------------
       COMMON STOCKS - CONTINUED

       HEALTHCARE--SERVICES--CONTINUED
        DIANON Systems, Inc.*                        48,700 $  3,159,656
        Mid Atlantic Medical Services, Inc.*        101,800    2,901,300
        Pharmaceutical Product Development, Inc.*    87,800    3,059,830
                                                            ------------
                                                              12,843,336
                                                            ------------

       INSURANCE--2.0%
        HCC Insurance Holdings, Inc.                133,600    3,734,120
                                                            ------------

       LEISURE--2.3%
        Alliance Gaming Corp.*                       78,000    2,381,340
        Penn National Gaming, Inc.*                  51,700    1,810,534
                                                            ------------
                                                               4,191,874
                                                            ------------

       OIL & GAS DRILLING EQUIPMENT--2.4%
        Patterson-UTI Energy, Inc.*                 147,800    4,395,572
                                                            ------------

       OIL & GAS EXPLORATION--2.5%
        Key Energy Services, Inc.*                  167,000    1,790,240
        Spinnaker Exploration Co.*                   67,400    2,807,210
                                                            ------------
                                                               4,597,450
                                                            ------------

       RESTAURANTS--3.2%
        Panera Bread Co. Class A*                    43,400    2,765,014
        The Cheesecake Factory, Inc.*                82,525    3,045,172
                                                            ------------
                                                               5,810,186
                                                            ------------

       RETAIL--GENERAL--1.4%
        99 Cents Only Stores*                        67,200    2,576,448
                                                            ------------

       RETAIL--SPECIALTY--7.1%
        Chico's FAS, Inc.*                           53,100    1,789,470
        Hot Topic, Inc.*                            142,650    2,981,385
        Michaels Stores, Inc.*                      111,700    4,222,260
        Oakley, Inc.*                                97,600    1,747,040
        PETCO Animal Supplies, Inc.*                 94,000    2,217,460
                                                            ------------
                                                              12,957,615
                                                            ------------
        TOTAL COMMON STOCKS
         (Identified Cost $172,422,169)                      182,999,425
                                                            ------------

                                      45



                                    [Graphic]
Loomis Sayles Equity Funds

PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 (UNAUDITED)


                                                                           Face
                                                                         Amount       Value +
------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 0.7% OF NET ASSETS
 Repurchase Agreement with State Street Corp., dated 3/29/02 at
  0.850% to be repurchased at $1,233,087 on 4/01/02 collateralized by $1,255,000 U.S. Treasury Bond, 6.125% due 8/15/29 with a
  value of $1,258,688                                                $1,233,000 $  1,233,000
                                                                                ------------
 TOTAL SHORT-TERM INVESTMENTS
  (Identified Cost $1,233,000)                                                     1,233,000
                                                                                ------------
TOTAL INVESTMENTS--100.3%
 (IDENTIFIED COST $173,655,169)@                                                 184,232,425
 Liabilities, Less Cash and Other Assets--(0.3%)                                   (469,365)
                                                                                ------------
NET ASSETS--100%                                                                $183,763,060
                                                                                ============

+  See Note 1.
*  Non-income producing security
@ At March 31, 2002, the net unrealized appreciation on investments based on cost of $173,655,169 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $20,496,343 and $9,919,087, respectively, resulting in net unrealized appreciation of $10,577,256.

                See accompanying notes to financial statements.

LOOMIS SAYLES SMALL CAP VALUE FUND
PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 [UNAUDITED]


                                                   Shares       Value +
        ------------------------------------------------------------------
        COMMON STOCKS - 93.6% OF NET ASSETS

        AEROSPACE/DEFENSE--0.7%
         United Defense Industries, Inc.*         104,300 $   2,795,240
                                                          -------------

        AUTO & RELATED--1.5%
         CLARCOR, Inc.                             37,200     1,190,400
         Lear Corp.*                               69,700     3,317,720
         Tower Automotive, Inc.*                  155,800     2,179,642
                                                          -------------
                                                              6,687,762
                                                          -------------

        BANKS/SAVINGS & LOANS--8.4%
         Astoria Financial Corp.                   61,600     1,789,480
         City National Corp.                       47,700     2,509,497
         Colonial BancGroup, Inc.                 224,800     3,354,016
         Commercial Federal Corp.                  96,050     2,583,745
         CVB Financial Corp.                      132,950     2,680,272
         Downey Financial Corp.                    72,800     3,319,680
         East West Bancorp, Inc.                   91,600     2,682,964
         First Midwest Bancorp, Inc.               87,450     2,539,548
         Greater Bay Bancorp                       76,100     2,596,532
         Mississippi Valley Bancshares, Inc.       68,400     2,749,680
         New York Community Bancorp, Inc.         104,750     2,896,337
         Port Financial Corp.                      77,700     2,450,658
         Republic Bancorp, Inc.                   153,940     2,155,160
         Wilmington Trust Corp.                    31,300     2,106,803
                                                          -------------
                                                             36,414,372
                                                          -------------

        BROADCASTING--3.3%
         A. H. Belo Corp. Series A                133,500     3,103,875
         Crown Media Holdings, Inc. Class A*      200,000     2,480,000
         Regent Communications, Inc.*             189,800     1,563,952
         Saga Communications, Inc. Class A*        78,300     1,973,160
         Westwood One, Inc.*                      136,200     5,223,270
                                                          -------------
                                                             14,344,257
                                                          -------------

        BUILDING & CONSTRUCTION--1.9%
         Hughes Supply, Inc.                       72,300     2,816,808
         Insituform Technologies, Inc. Class A*    75,900     1,917,993
         Standard Pacific Corp.                   117,900     3,312,990
                                                          -------------
                                                              8,047,791
                                                          -------------

        BUSINESS SERVICES--1.6%
         Acxiom Corp.*                            155,200     2,660,128
         MAXIMUS, Inc.*                            36,200     1,112,426
         NCO Group, Inc.*                         109,600     3,042,496
                                                          -------------
                                                              6,815,050
                                                          -------------

        CHEMICALS--SPECIALTY--5.0%
         Albany Molecular Research, Inc.*          98,900     2,370,633
         Cambrex Corp.                             59,300     2,496,530
         Ferro Corp.                              166,400     4,792,320

                                      47



                                    [Graphic]
Loomis Sayles Equity Funds

PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 (UNAUDITED)


                                                  Shares       Value +
         ----------------------------------------------------------------
         COMMON STOCKS - CONTINUED

         CHEMICALS--SPECIALTY--CONTINUED
          Great Lakes Chemical Corp.              64,900 $   1,828,233
          Omnova Solutions, Inc.                 399,000     3,311,700
          Spartech Corp.                         128,100     3,151,260
          The Valspar Corp.                       76,500     3,600,090
                                                         -------------
                                                            21,550,766
                                                         -------------

         COMMERCIAL SERVICES--3.7%
          ADVO, Inc.*                             91,500     3,864,960
          Harte-Hanks, Inc.                       49,600     1,569,344
          Pegasus Solutions, Inc.*               188,400     3,485,400
          R.H. Donnelley Corp.*                  149,400     4,546,242
          Viad Corp.                              92,800     2,598,400
                                                         -------------
                                                            16,064,346
                                                         -------------

         COMMUNICATIONS EQUIPMENT--1.0%
          Advanced Fibre Communications, Inc.*   147,800     2,836,282
          C-COR.net Corp.*                        91,600     1,648,800
                                                         -------------
                                                             4,485,082
                                                         -------------

         COMPUTER HARDWARE--1.4%
          Maxtor Corp.*                          484,700     3,368,665
          National Instruments Corp.*             63,200     2,643,024
                                                         -------------
                                                             6,011,689
                                                         -------------

         COMPUTER SERVICES--1.7%
          Anteon International Corp.*            171,900     3,575,520
          ITXC Corp.*                            277,100     1,676,455
          ProQuest Co.*                           50,200     2,158,098
                                                         -------------
                                                             7,410,073
                                                         -------------

         COMPUTER SOFTWARE--2.9%
          Actuate Corp.*                         340,400     2,457,688
          IONA Technologies Plc ADR*             147,600     2,498,868
          Moldflow Corp.*                        144,700     1,953,450
          NetIQ Corp.*                            81,600     1,779,696
          Progress Software Corp.*               147,200     2,670,208
          Witness Systems, Inc.*                  75,800     1,066,506
                                                         -------------
                                                            12,426,416
                                                         -------------

         CONSUMER PRODUCTS--0.9%
          Fossil, Inc.*                           75,900     2,018,181
          Scotts Co.*                             37,700     1,725,906
                                                         -------------
                                                             3,744,087
                                                         -------------

         ELECTRICAL EQUIPMENT--1.9%
          American Power Conversion Corp.*       206,900     3,057,982
          AMETEK, Inc.                            74,900     2,787,029
          Artesyn Technologies, Inc.*            251,200     2,338,672
                                                         -------------
                                                             8,183,683
                                                         -------------

PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 (UNAUDITED)


                                                     Shares       Value +
      ----------------------------------------------------------------------
      COMMON STOCKS - CONTINUED

      ELECTRONIC COMPONENTS--3.4%
       Brooks Automation, Inc.*                      57,000 $   2,590,080
       DSP Group, Inc.*                             143,700     2,941,539
       Eletronics For Imaging, Inc.*                 71,100     1,301,130
       FEI Co.*                                      76,300     2,712,465
       Photronics, Inc.*                             93,100     3,140,263
       Technitrol, Inc.                              76,400     1,821,376
                                                            -------------
                                                               14,506,853
                                                            -------------

      ELECTRONIC COMPONENTS--SEMICONDUCTORS--1.5%
       Actel Corp.*                                 127,000     2,630,170
       Integrated Circuit Systems, Inc.*             93,000     1,897,200
       Tektronix, Inc.*                              83,100     1,966,146
                                                            -------------
                                                                6,493,516
                                                            -------------

      ENVIRONMENTAL SERVICES--1.2%
       American States Water Co.                     67,000     2,361,750
       Waste Connections, Inc.*                      86,600     2,901,966
                                                            -------------
                                                                5,263,716
                                                            -------------

      FINANCIAL SERVICES--4.1%
       Affiliated Managers Group, Inc.*              23,300     1,673,639
       American Capital Strategies Ltd.              55,400     1,715,184
       Boston Private Financial Holdings, Inc.      106,100     2,838,175
       DVI, Inc.*                                    81,600     1,501,440
       Federated Investors, Inc. Class B            119,100     3,852,885
       Financial Federal Corp.*                      36,700     1,204,127
       Jefferies Group, Inc.                         31,500     1,518,300
       MCG Capital Corp.                            178,200     3,474,544
                                                            -------------
                                                               17,778,294
                                                            -------------

      FOOD--PACKAGED & MISCELLANEOUS--1.5%
       Flowers Foods, Inc.*                         127,800     3,255,066
       Ralcorp Holdings, Inc.*                      111,500     3,032,800
                                                            -------------
                                                                6,287,866
                                                            -------------

      FOREST & PAPER PRODUCTS--0.8%
       Boise Cascade Corp.                           99,600     3,609,504
                                                            -------------

      FREIGHT TRANSPORTATION--2.3%
       GATX Corp.                                   147,800     4,700,040
       USFreightways Corp.                           64,500     2,285,880
       Yellow Corp.*                                104,300     2,752,477
                                                            -------------
                                                                9,738,397
                                                            -------------

      HEALTHCARE--BIOTECHNOLOGY--0.5%
       Tularik, Inc.*                               136,700     2,247,348
                                                            -------------

      HEALTHCARE--DRUGS--2.1%
       CIMA Labs, Inc.*                             101,500     2,704,975
       Medicis Pharmaceutical Corp. Class A*         28,250     1,567,875

                                      49



                                    [Graphic]
Loomis Sayles Equity Funds

PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 (UNAUDITED)



                                                   Shares       Value +
         -----------------------------------------------------------------
         COMMON STOCKS - CONTINUED

         HEALTHCARE--DRUGS--CONTINUED
          Perrigo Co.*                            151,200 $   1,806,840
          Quintiles Transnational Corp.*          171,700     3,047,675
                                                          -------------
                                                              9,127,365
                                                          -------------

         HEALTHCARE--MEDICAL TECHNOLOGY--1.8%
          Beckman Coulter, Inc.                    60,000     3,064,200
          Steris Corp.*                            91,300     1,904,518
          Ventana Medical Systems, Inc.*          147,200     2,980,800
                                                          -------------
                                                              7,949,518
                                                          -------------

         HEALTHCARE--PRODUCTS--2.2%
          Sybron Dental Specialties, Inc.*        160,300     3,222,030
          The Cooper Cos., Inc.                    68,000     3,223,200
          Wright Medical Group, Inc.*             156,600     3,146,094
                                                          -------------
                                                              9,591,324
                                                          -------------

         HEALTHCARE--SERVICES--1.1%
          Hooper Holmes, Inc.                     258,000     2,706,420
          Omnicare, Inc.                           85,000     2,200,650
                                                          -------------
                                                              4,907,070
                                                          -------------

         HOME PRODUCTS--1.6%
          Blyth, Inc.                              66,100     1,752,972
          Furniture Brands International, Inc.*    79,100     2,883,195
          Lennox International, Inc.               45,100       596,222
          Mohawk Industries, Inc.*                 28,200     1,694,538
                                                          -------------
                                                              6,926,927
                                                          -------------

         INSURANCE--2.5%
          American Financial Group, Inc.          121,300     3,483,736
          AmerUs Group Co.                         77,500     2,979,875
          Annuity and Life Re (Holdings) Ltd.     117,000     2,263,950
          Protective Life Corp.                    61,600     1,920,688
                                                          -------------
                                                             10,648,249
                                                          -------------

         LEISURE--0.7%
          Dover Downs Entertainment, Inc.         185,000     3,004,400
                                                          -------------

         LODGING & HOTEL--0.7%
          Fairmont Hotels & Resorts, Inc.          66,300     1,876,290
          Orient-Express Hotel Ltd. Class A*       63,400     1,299,700
                                                          -------------
                                                              3,175,990
                                                          -------------

         MACHINERY--1.7%
          Flowserve Corp.*                        110,700     3,543,507
          Gardner Denver, Inc.*                     3,000        73,500
          Stewart & Stevenson Services, Inc.      135,600     2,623,860
          Terex Corp.*                             46,200     1,044,120
                                                          -------------
                                                              7,284,987
                                                          -------------

PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 (UNAUDITED)


                                                   Shares       Value +
         -----------------------------------------------------------------
         COMMON STOCKS - CONTINUED

         MANUFACTURING--3.1%
          Actuant Corp. Class A                    56,000 $   2,416,400
          AptarGroup, Inc.                         58,600     2,053,930
          Cooper Tire & Rubber Co.                 69,800     1,511,170
          Harman International Industries, Inc.    35,000     1,727,250
          Mueller Industries, Inc.*               116,000     4,058,840
          Roper Industries, Inc.                   29,600     1,472,304
                                                          -------------
                                                             13,239,894
                                                          -------------

         METALS--1.0%
          Quanex Corp.                             65,200     2,314,600
          Reliance Steel & Aluminum Co.            75,200     2,074,768
                                                          -------------
                                                              4,389,368
                                                          -------------

         NETWORKING PRODUCTS--0.5%
          Black Box Corp.*                         40,300     1,951,326
                                                          -------------

         OIL & GAS DRILLING EQUIPMENT--1.3%
          Atwood Oceanics, Inc.*                   70,800     3,249,720
          Hydril Co.*                             105,000     2,558,850
                                                          -------------
                                                              5,808,570
                                                          -------------

         OIL & GAS EXPLORATION--1.2%
          Evergreen Resources, Inc.*               53,200     2,218,440
          Remington Oil & Gas Corp.*              156,500     3,155,040
                                                          -------------
                                                              5,373,480
                                                          -------------

         PUBLISHING--0.8%
          John Wiley & Son, Inc. Class A          136,000     3,563,200
                                                          -------------

         REAL ESTATE INVESTMENT TRUSTS--5.3%
          Bedford Property Investors, Inc.        105,000     2,688,000
          CarrAmerica Realty Corp.                118,900     3,734,649
          Corporate Office Properties Trust       193,100     2,529,610
          Glimcher Realty Trust                    85,000     1,576,750
          LaSalle Hotel Properties                 25,200       408,240
          Liberty Property Trust                   91,600     2,954,100
          Prentiss Properties Trust               104,000     3,070,080
          RFS Hotel Investors, Inc.               211,800     3,113,460
          Senior Housing Properties Trust         184,500     2,656,800
                                                          -------------
                                                             22,731,689
                                                          -------------

         RESTAURANTS--1.9%
          AFC Enterprises, Inc.*                   73,700     2,465,265
          CEC Entertainment, Inc.*                 78,200     3,612,840
          IHOP Corp.*                              67,900     2,288,909
                                                          -------------
                                                              8,367,014
                                                          -------------

         RETAIL--FOOD & DRUG--0.2%
          Ruddick Corp.                            57,600       958,464
                                                          -------------

                                      51



                                    [Graphic]
Loomis Sayles Equity Funds

PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 (UNAUDITED)


                                                     Shares       Value +
       ---------------------------------------------------------------------
       COMMON STOCKS - CONTINUED

       RETAIL-SPECIALTY--5.0%
        AnnTaylor Stores Corp.*                      53,500 $   2,312,270
        Casey's General Stores, Inc.                100,500     1,356,750
        Charlotte Russe Holding, Inc.*               54,400     1,411,136
        Cole National Corp.*                        145,400     2,777,140
        Linens 'n Things, Inc.*                     125,300     3,825,409
        Men's Wearhouse, Inc.*                      100,800     2,353,680
        Payless ShoeSource, Inc.*                    55,600     3,394,380
        Pier 1 Imports, Inc.                         99,200     2,042,528
        Zale Corp.*                                  54,300     2,204,580
                                                            -------------
                                                               21,677,873
                                                            -------------

       TELECOMMUNICATIONS--1.2%
        ADTRAN, Inc.*                                65,200     1,573,928
        Commonwealth Telephone Enterprises, Inc.*    76,300     2,918,475
        Spectrian Corp.*                             60,300       863,496
                                                            -------------
                                                                5,355,899
                                                            -------------

       TEXTILE & APPAREL--0.6%
        Liz Claiborne, Inc.                          88,300     2,504,188
                                                            -------------

       UTILITIES--5.9%
        AGL Resources, Inc.                          86,400     2,030,400
        Allete, Inc.                                214,100     6,228,169
        Alliant Energy Corp.                         64,600     1,952,212
        Energy East Corp.                           161,700     3,516,975
        MDU Resources Group, Inc.                   101,900     3,158,900
        New Jersey Resources Corp.                   84,550     2,556,792
        Sierra Pacific Resources                    108,300     1,634,247
        Vectten Corp.                               164,500     4,226,005
                                                            -------------
                                                               25,303,700
                                                            -------------
        TOTAL COMMON STOCKS
         (Identified Cost $336,622,298)                       404,746,603
                                                            -------------

PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 (UNAUDITED)


                                                                     Shares       Value +
--------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 6.7% OF NET ASSETS

REPURCHASE AGREEMENT--0.4%
 Repurchase Agreement with State Street Corp., dated 3/29/02 at 0.850% to be repurchased at $1,751,124 on 4/01/02
  collateralized by $1,740,000 U.S. Treasury Note, 4.000% due
  4/30/03 with a value of $1,790,025                            $ 1,751,000 $  1,751,000
                                                                            ------------

COMMERCIAL PAPER--6.3%
 UBS Finance, Inc., 1.600%, 4/01/02                              27,417,000   27,417,000
                                                                            ------------
 TOTAL SHORT-TERM INVESTMENTS
  (Identified Cost $29,168,000)                                               29,168,000
                                                                            ------------
TOTAL INVESTMENTS--100.3%
 (IDENTIFIED COST $365,790,298)@                                             433,914,603
 Liabilities, Less Cash and Other Assets--(0.3%)                             (1,315,540)
                                                                            ------------
NET ASSETS--100%                                                            $432,599,063
                                                                            ============

+  See Note 1.
*  Non-income producing security
@ At March 31, 2002, the net unrealized appreciation on investments based on cost of $365,790,298 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $72,653,484 and $4,529,179, respectively, resulting in net unrealized appreciation of $68,124,305.

Key to Abbreviations:
ADR: American Depositary Receipt

                See accompanying notes to financial statements.



                                    [Graphic]
Loomis Sayles Equity Funds

LOOMIS SAYLES VALUE FUND
PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 (UNAUDITED)


                                                   Shares      Value +
          ---------------------------------------------------------------
          COMMON STOCKS - 95.9% OF NET ASSETS

          AEROSPACE/DEFENSE--1.8%
           General Dynamics Corp.                   4,100 $    385,195
           Northrop Grumman Corp.                   3,500      395,675
                                                          ------------
                                                               780,870
                                                          ------------

          AIRLINES--0.6%
           AMR Corp.*                              10,300      272,023
                                                          ------------

          AUTO & RELATED--0.8%
           General Motors Corp.                     6,000      362,700
                                                          ------------

          BANKING & FINANCE--2.7%
           Bank of America Corp.                   17,300    1,176,746
                                                          ------------

          BANKS/SAVINGS & LOANS--3.4%
           FleetBoston Financial Corp.             20,500      717,500
           Washington Mutual, Inc.                 23,500      778,555
                                                          ------------
                                                             1,496,055
                                                          ------------

          BEVERAGES--1.3%
           Anheuser-Busch Cos., Inc.               11,000      574,200
                                                          ------------

          CHEMICALS--MAJOR--1.7%
           Praxair, Inc.                           12,300      735,540
                                                          ------------

          COMMUNICATIONS EQUIPMENT--1.6%
           Motorola, Inc.                          49,900      708,580
                                                          ------------

          COMPUTER HARDWARE--2.0%
           Apple Computer, Inc.*                   25,900      613,053
           Hewlett-Packard Co.                     16,100      288,834
                                                          ------------
                                                               901,887
                                                          ------------

          COMPUTERS--0.5%
           Compaq Computer Corp.                   21,000      219,450
                                                          ------------

          COMPUTER SERVICES--1.0%
           SunGard Data Systems, Inc.*             14,100      464,877
                                                          ------------

          COMPUTER SOFTWARE--1.0%
           Computer Sciences Corp.*                 8,900      451,675
                                                          ------------

          DATA PROCESSING SERVICES--2.0%
           First Data Corp.                        10,300      898,675
                                                          ------------

          DIVERSIFIED OPERATIONS--1.8%
           Honeywell International, Inc.           20,500      784,535
                                                          ------------

          ELECTRONIC MEASURING INSTRUMENTS--0.7%
           Agilent Technologies, Inc.*              9,400      328,624
                                                          ------------

          ENTERTAINMENT--4.0%
           AOL Time Warner, Inc.*                  21,000      496,650
           Carnival Corp.                          18,200      594,230
           Walt Disney Co.                         30,100      694,708
                                                          ------------
                                                             1,785,588
                                                          ------------

PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 (UNAUDITED)


                                                     Shares      Value +
        -------------------------------------------------------------------
        COMMON STOCKS - CONTINUED

        FINANCIAL SERVICES--12.3%
         American Express Co.                        12,500 $    512,000
         Citigroup, Inc.                             38,233    1,893,298
         J.P. Morgan Chase & Co.                     25,386      905,011
         Prudential Financial, Inc.*                 17,350      538,717
         U.S. Bancorp                                36,000      812,520
         Wells Fargo & Co.                           16,000      790,400
                                                            ------------
                                                               5,451,946
                                                            ------------

        FOOD & BEVERAGE--1.6%
         Kraft Foods, Inc. Class A                   18,000      695,700
                                                            ------------

        FOREST & PAPER PRODUCTS--3.1%
         Bowater, Inc.                               13,500      672,300
         International Paper Co.                     16,000      688,160
                                                            ------------
                                                               1,360,460
                                                            ------------

        GOVERNMENT AGENCIES--1.6%
         Federal National Mortgage Association        8,900      710,932
                                                            ------------

        HEALTHCARE--DRUGS--3.1%
         Bristol Myers Squibb Co.                    16,300      659,987
         Merck & Co., Inc.                           12,200      702,476
                                                            ------------
                                                               1,362,463
                                                            ------------

        HEALTHCARE--SERVICES--0.8%
         Tenet Healthcare Corp.*                      5,000      335,100
                                                            ------------

        HOLDING COMPANIES--DIVERSIFIED--1.8%
         Berkshire Hathaway, Inc. Class B*              329      779,401
                                                            ------------

        HOME PRODUCTS--1.4%
         Whirlpool Corp.                              8,000      604,400
                                                            ------------

        HOUSING & BUILDING MATERIALS--1.0%
         Leggett & Platt, Inc.                       18,700      463,760
                                                            ------------

        INSURANCE--5.1%
         Allstate Corp.                              15,400      581,658
         Lincoln National Corp.                      10,300      522,519
         MGIC Investment Corp.                        8,000      547,440
         XL Capital Ltd. Class A                      6,500      606,775
                                                            ------------
                                                               2,258,392
                                                            ------------

        INVESTMENT BANKING--2.1%
         Morgan Stanley Dean Witter & Co.            16,100      922,691
                                                            ------------

        LODGING & HOTEL--1.3%
         Starwood Hotels & Resorts Worldwide, Inc.   15,100      567,911
                                                            ------------

        MEDIA & ENTERTAINMENT--1.5%
         McGraw-Hill Cos., Inc.                       9,700      662,025
                                                            ------------

        NATURAL GAS--1.8%
         El Paso Corp.                               18,340      807,510
                                                            ------------



                                    [Graphic]
Loomis Sayles Equity Funds

PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 (UNAUDITED)


                                                 Shares     Value +
            -------------------------------------------------------

            OIL & GAS DRILLING EQUIPMENT--0.8%
             BJ Services Co.*                     9,900 $   341,253
                                                        -----------

            OIL & GAS--MAJOR INTEGRATED--9.3%
             BP Amoco Plc ADR                    17,300     918,630
             ChevronTexaco Corp.                 10,780     973,111
             Conoco, Inc.                        17,000     496,060
             Exxon Mobil Corp.                   39,000   1,709,370
                                                        -----------
                                                          4,097,171
                                                        -----------

            PUBLISHING--1.8%
             Knight-Ridder, Inc.                 11,900     817,411
                                                        -----------

            RESTAURANTS--1.6%
             McDonald's Corp.                    26,200     727,050
                                                        -----------

            RETAIL--GENERAL--2.3%
             J.C. Penney, Inc. (Holding Co.)     26,900     557,099
             Office Depot, Inc.*                 22,700     450,595
                                                        -----------
                                                          1,007,694
                                                        -----------

            TELECOMMUNICATIONS--8.0%
             AT&T Corp.                          49,700     780,290
             BellSouth Corp.                     10,600     390,716
             CenturyTel, Inc.                    12,700     431,800
             General Motors Corp. Class H*       32,000     526,400
             SBC Communications, Inc.            11,700     438,048
             Sprint Corp.                        34,500     527,505
             Verizon Communications, Inc.        10,100     461,065
                                                        -----------
                                                          3,555,824
                                                        -----------

            TELECOMMUNICATIONS EQUIPMENT--0.4%
             Lucent Technologies, Inc.           40,600     192,038
                                                        -----------

            TEXTILE & APPAREL--2.0%
             Jones Apparel Group, Inc.*          25,400     887,730
                                                        -----------

            UTILITIES--1.9%
             Entergy Corp.                       19,700     855,177
                                                        -----------

            WASTE MANAGEMENT--2.4%
             Waste Management, Inc.              39,200   1,068,200
                                                        -----------
             TOTAL COMMON STOCKS
              (Identified Cost $40,116,099)              42,474,264
                                                        -----------

PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 (UNAUDITED)


                                                           Face
                                                         Amount     Value +
    -----------------------------------------------------------------------
    SHORT-TERM INVESTMENTS - 2.9% OF NET ASSETS

    COMMERCIAL PAPER--2.9%
     UBS Finance, Inc., 1.600%, 4/01/02              $1,306,000 $ 1,306,000
                                                                -----------
     TOTAL SHORT-TERM INVESTMENTS
      (Identified Cost $1,306,000)                                1,306,000
                                                                -----------
    TOTAL INVESTMENTS--98.8%
     (IDENTIFIED COST $41,422,099)@                              43,780,264
     Cash and Other Assets, Less Liabilities--1.2%                  514,587
                                                                -----------
    NET ASSETS--100%                                            $44,294,851
                                                                ===========


+  See Note 1.
*  Non-income producing security
@ At March 31, 2002, the net unrealized appreciation on investments based on cost of $41,422,099 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $4,676,534 and $2,318,369, respectively, resulting in net unrealized appreciation of $2,358,165.

Key to Abbreviations:
ADR: American Depositary Receipt

                See accompanying notes to financial statements.



                                    [Graphic]
Loomis Sayles Equity Funds

LOOMIS SAYLES WORLDWIDE FUND
PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 (UNAUDITED)

                                                              Face
                                                            Amount     Value +
  -------------------------------------------------------------------------------
  BONDS AND NOTES - 44.4% OF NET ASSETS

  NON-CONVERTIBLE BONDS--41.0%

  AUSTRALIA--1.2%
   Queensland Treasury, 8.000%, 9/14/07                AUD 100,000 $    57,517
   South Australia Government Finance Authority,
    Zero Coupon Bond, 12/21/15                             220,000      46,424
                                                                   -----------
                                                                       103,941
                                                                   -----------

  CANADA--1.0%
   Brascan Corp., 8.125%, 12/15/08                     USD  25,000      24,569
   Calpine Canada Energy Finance, 8.750%, 10/15/07     CAD  80,000      38,626
   Rogers Cablesystems Ltd., 9.650%, 1/15/14                40,000      25,709
                                                                   -----------
                                                                        88,904
                                                                   -----------

  CHILE--0.6%
   Empresa Nacional de Electricidad SA,
    Series B, 8.500%, 4/01/09                          USD  50,000      50,045
                                                                   -----------

  GERMANY--4.5%
   Bayerische Vereinsbank, 6.000%, 1/23/06             EUR 110,000      99,291
   Eurohypo AG--Europaeische Hypothekenbank der
    Deutschen Bank, 4.000%, 2/01/07                        180,000     149,975
   Kreditanstalt Wiederauf, 5.250%, 1/04/10                170,000     147,885
                                                                   -----------
                                                                       397,151
                                                                   -----------

  MALAYSIA--0.6%
   Tenaga Nasional Berhad,
    7.500%, 11/01/25 144A                              USD  60,000      53,483
                                                                   -----------

  MEXICO--2.5%
   Petroleos Mexicanos, 8.625%, 12/01/23 144A              115,000     116,150
   United Mexican States, 8.300%, 8/15/31                  110,000     109,395
                                                                   -----------
                                                                       225,545
                                                                   -----------

  NETHERLANDS--1.6%
   PTC International Finance BV, 0.000%, 7/01/07
    (step to 10.750% on 7/01/02)#                           60,000      57,450
   Repsol International Finance BV, 5.750%, 12/04/06   EUR 100,000      82,199
                                                                   -----------
                                                                       139,649
                                                                   -----------

  NORWAY--0.5%
   Government of Norway, 5.750%, 11/30/04              NOK 375,000      41,506
                                                                   -----------

  PHILIPPINES--1.2%
   Republic of Philippines, 10.625%, 3/16/25           USD 105,000     109,988
                                                                   -----------

  RUSSIA--0.7%
   Russian Federation, 5.000%, 3/31/30
    (step to 7.500% on 3/31/07)#                           100,000      66,000
                                                                   -----------

  SOUTH AFRICA--0.8%
   Republic of South Africa, 13.500%, 9/15/15          ZAR 800,000      71,785
                                                                   -----------

  SOUTH KOREA--1.0%
   Samsung Electronics Co. Ltd., 7.700%, 10/01/27 144A USD 100,000      89,550
                                                                   -----------

PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 (UNAUDITED)

                                                         Face
                                                       Amount     Value +
       ------------------------------------------------------------------
       BONDS AND NOTES - CONTINUED

       SUPRANATIONAL--0.7%
        Corporacion Andina de Fomento, 6.875%,
         3/15/12 144A                           USD    10,000 $    10,031
        European Investment Bank, 5.375%,
         8/28/07                                NOK   230,000      24,756
        European Investment Bank, 9.250%,
         7/05/02                                HUF 7,350,000      26,305
                                                              -----------
                                                                   61,092
                                                              -----------

       SWEDEN--0.3%
        Government of Sweden, 5.250%, 3/15/11   SEK   245,000      23,012
                                                              -----------

       UNITED STATES--23.6%
        AES Corp., 9.375%, 9/15/10              USD    30,000      23,400
        Borden, Inc., 7.875%, 2/15/23                 150,000      82,500
        Boston Celtics Ltd., 6.000%, 6/30/38           90,000      60,750
        Cerro Negro Finance Ltd., 7.900%,
         12/01/20 144A                                100,000      65,657
        Chesapeake Energy Corp., Series B,
         7.875%, 3/15/04                              100,000     101,375
        Columbia/HCA Healthcare Corp., 7.050%,
         12/01/27                                      50,000      45,250
        Columbia/HCA Healthcare Corp., 7.190%,
         11/15/15                                      50,000      50,562
        Dana Corp., 9.000%, 8/15/11             EUR    25,000      21,514
        Dillon Read Structured Finance Corp.,
         Series A,
          6.660%, 8/15/01^                      USD   129,252      83,367
        El Paso Corp., 5.750%, 3/14/06                 25,000      20,751
        Federal Home Loan Mortgage Corp.,
         5.125%, 1/15/12                        EUR   200,000     168,451
        Federal Home Loan Mortgage Corp.,
         6.000%, 11/01/31                       USD    98,952      95,891
        Ford Motor Co., 6.375%, 2/01/29                60,000      47,570
        Fort James Corp., 4.750%, 6/29/04       EUR    50,000      39,063
        Georgia-Pacific Group, 7.750%, 11/15/29 USD    25,000      20,712
        Glencore Nickel Ltd., 9.000%, 12/01/14^        20,000       3,600
        International Paper Co., 6.875%,
         11/01/23                                     125,000     116,445
        J.C. Penney Co., Inc., 7.125%, 11/15/23        75,000      59,250
        Lear Corp., 8.125%, 4/01/08 144A        EUR    50,000      44,379
        Lucent Technologies, Inc., 7.250%,
         7/15/06                                USD   100,000      83,000
        Motorola, Inc., 8.000%, 11/01/11               25,000      24,719
        News America Holdings, Inc., 8.625%,
         2/07/14                                AUD    25,000      12,932
        Philip Morris Cos., Inc., 7.750%,
         1/15/27                                USD   125,000     124,405
        Pioneer Natural Resources Co., 7.200%,
         1/15/28                                      175,000     157,500
        Raytheon Co., 6.400%, 12/15/18                150,000     136,185
        RCN Corp., 0.000%, 10/15/07 (step to
         11.125% on 10/15/02)#                         99,000      20,295
        Sprint Capital Corp., 6.875%, 11/15/28         25,000      19,940
        Transocean Sedco Forex, Inc., 7.375%,
         4/15/18                                       75,000      72,637
        TRW, Inc., 6.650%, 1/15/28                    100,000      82,401
        US West Capital Funding, Inc., 6.875%,
         7/15/28                                       50,000      35,339
        Williams Communications Group, Inc.,
         11.700%, 8/01/08^                            100,000      15,000
        Woolworth Corp., 8.500%, 1/15/22              150,000     120,743
        WorldCom, Inc., 6.950%, 8/15/28                25,000      17,331
        Xerox Corp., 7.150%, 8/01/04                   25,000      23,375
                                                              -----------
                                                                2,096,289
                                                              -----------

       URUGUAY--0.2%
        Republic of Uruguay, 7.625%, 1/20/12           25,000      20,125
                                                              -----------



                                    [Graphic]
Loomis Sayles Equity Funds

PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 (UNAUDITED)

                                                            Face
                                                          Amount     Value +
    ---------------------------------------------------------------------------
    BONDS AND NOTES - CONTINUED
     TOTAL NON-CONVERTIBLE BONDS
      (Identified Cost $3,734,173)                               $ 3,638,065
                                                                 -----------

    CONVERTIBLE BONDS--3.4%
    UNITED KINGDOM--0.2%
     Colt Telecom Group Plc, 2.000%, 12/16/06        EUR  40,000      16,035
                                                                 -----------

    UNITED STATES--3.2%
     Analog Devices, Inc., 4.750%, 10/01/05          USD  50,000      47,437
     Builders Transportation, Inc., 8.000%, 8/15/05^      95,000         119
     CML Group, Inc., 5.500%, 1/15/03^                   150,000          95
     Human Genome Sciences, Inc., 3.750%, 3/15/07         25,000      17,997
     Loews Corp., 3.125%, 9/15/07                        150,000     127,590
     Thermedics, Inc., Zero Coupon Bond, 6/01/03         100,000      94,500
                                                                 -----------
                                                                     287,738
                                                                 -----------
     TOTAL CONVERTIBLE BONDS
      (Identified Cost $533,252)                                     303,773
                                                                 -----------
     TOTAL BONDS AND NOTES
      (Identified Cost $4,267,425)                                 3,941,838
                                                                 -----------

                                                          Shares
    ---------------------------------------------------------------------------
    COMMON STOCKS - 45.6% OF NET ASSETS

    AUSTRALIA--3.3%
     Billabong International Ltd.                          9,300      44,410
     Boral Ltd.                                           20,400      43,102
     Coal & Allied Industries Ltd.                         3,200      52,075
     M.I.M. Holdings Ltd.                                 63,900      46,027
     QBE Insurance Group                                  14,100      54,091
     The International Wine Investment                    33,200      52,964
                                                                 -----------
                                                                     292,669
                                                                 -----------

    CANADA--3.4%
     Biovail Corp.*                                          800      39,984
     Celestica, Inc.*                                      1,300      47,034
     Cott Corp.*                                           3,100      58,315
     Ensign Resource Service Group, Inc.                   5,400      52,889
     Investors Group, Inc.                                 2,700      47,421
     Vincor International, Inc.*                           3,600      57,562
                                                                 -----------
                                                                     303,205
                                                                 -----------

    DENMARK--0.6%
     Novo Nordisk A/S Series B                             1,300      51,762
                                                                 -----------

    FINLAND--0.4%
     Stora Enso Oyj                                        2,900      36,644
                                                                 -----------

    FRANCE--2.2%
     BNP Paribas SA                                        1,000      50,457

PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 (UNAUDITED)

                                                    Shares     Value +
         ----------------------------------------------------------------
         COMMON STOCKS - CONTINUED

         FRANCE--CONTINUED
          Cap Gemini SA                                700 $    52,034
          Dassault Systemes SA                       1,000      48,453
          STMicroelectronics NV                      1,400      47,488
                                                           -----------
                                                               198,432
                                                           -----------

         GERMANY--1.6%
          Allianz AG                                   200      47,581
          Bayerische Motoren Werke (BMW) AG          1,300      51,694
          Infineon Technologies AG                   1,900      43,016
                                                           -----------
                                                               142,291
                                                           -----------

         HONG KONG--2.2%
          Esprit Holdings Ltd.                      28,000      48,464
          Hong Kong Exchanges & Clearing Ltd.       32,000      49,644
          Huaneng Power International, Inc.         70,000      46,669
          Kowloon Motor Bus Holdings Ltd.           11,200      53,705
                                                           -----------
                                                               198,482
                                                           -----------

         INDIA--0.3%
          Wipro Ltd. ADR                               700      26,061
                                                           -----------

         IRELAND--1.6%
          Anglo Irish Bank Corp. Plc                18,096      84,999
          Ryanair Holdings Plc*                     10,400      60,541
                                                           -----------
                                                               145,540
                                                           -----------

         ISRAEL--0.6%
          Check Point Software Technologies Ltd.*    1,800      54,720
                                                           -----------

         ITALY--0.6%
          Campari Group                              1,900      52,256
                                                           -----------

         JAPAN--1.6%
          Fuji Heavy Industries Ltd.                10,000      48,746
          Nissin Healthcare Food Service Co. Ltd.    2,200      51,548
          THK Co. Ltd.                               2,000      37,972
                                                           -----------
                                                               138,266
                                                           -----------

         PORTUGAL--0.5%
          Portugal Telecom SGPS SA                   5,800      43,114
                                                           -----------

         RUSSIA--0.4%
          RAO Unified Energy Systems ADR             2,300      37,835
                                                           -----------

         SINGAPORE--0.6%
          Want Want Holdings Ltd.                   22,000      54,120
                                                           -----------

         SOUTH AFRICA--1.1%
          Anglo American Plc                         2,900      48,377
          Sappi Ltd.                                 3,500      45,659
                                                           -----------
                                                                94,036
                                                           -----------



                                    [Graphic]
Loomis Sayles Equity Funds

PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 (UNAUDITED)

                                                   Shares     Value +
          --------------------------------------------------------------
          COMMON STOCKS - CONTINUED

          SOUTH KOREA--0.6%
           SK Telecom Co. Ltd. ADR                  2,000 $    49,200
                                                          -----------

          SWEDEN--0.6%
           Atlas Copco AB                           2,100      49,342
                                                          -----------

          SWITZERLAND--0.5%
           Nestle SA                                  200      44,466
                                                          -----------

          UNITED KINGDOM--3.9%
           Billiton Plc                             8,800      50,219
           Capita Group Plc                         8,000      47,336
           Diageo Plc                               4,300      56,282
           Pearson Plc                              4,200      54,015
           Royal Bank of Scotland Group Plc         2,200      56,713
           Tesco Plc                               15,200      52,230
           Vodafone Group Plc                      18,200      33,670
                                                          -----------
                                                              350,465
                                                          -----------

          UNITED STATES--19.0%
           Ace Ltd.                                 1,250      52,125
           ADC Telecommunications, Inc.*            7,950      32,357
           Alcoa, Inc.                              1,050      39,627
           Anthem, Inc.*                              600      34,542
           Avon Products, Inc.                        750      40,740
           Bank of America Corp.                      600      40,812
           Banknorth Group, Inc.                    1,150      30,303
           Baxter International, Inc.               1,100      65,472
           BorgWarner, Inc.                           700      44,044
           Caterpillar, Inc.                          550      31,268
           Conoco, Inc.                             1,650      48,147
           Dominion Resources, Inc.                   650      42,354
           Duke Realty Corp.                        1,200      31,200
           E.I. du Pont de Nemours & Co.              850      40,078
           Engelhard Corp.                          1,500      46,545
           Forest Laboratories, Inc.*                 450      36,765
           General Dynamics Corp.                     500      46,975
           International Business Machines Corp.      500      52,000
           International Paper Co.                    950      40,860
           Johnson & Johnson                          800      51,960
           Jones Apparel Group, Inc.*               1,050      36,698
           Kerr-McGee Corp.                           750      47,137
           L-3 Communications Holdings, Inc.*         350      39,200
           Lowe's Cos., Inc.                          900      39,141
           Maxim Integrated Products, Inc.*           750      41,783
           McGraw-Hill Cos., Inc.                     650      44,362
           Nabors Industries, Inc.*                 1,500      63,375
           Newmont Mining Corp.                     2,050      56,764
           PepsiCo, Inc.                            1,250      64,375

PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 (UNAUDITED)

                                                         Shares     Value +
    --------------------------------------------------------------------------
    COMMON STOCKS - CONTINUED

    UNITED STATES--CONTINUED
     Smith International, Inc.*                            650  $    44,037
     Staples, Inc.*                                      2,000       39,940
     Stryker Corp.                                         600       36,198
     SYSCO Corp.                                         1,550       46,221
     The Gillette Co.                                    1,450       49,314
     TXU Corp.                                           1,100       59,961
     Unocal Corp.                                        1,100       42,845
     VERITAS Software Corp.*                               700       30,681
     Whole Foods Market, Inc.*                           1,250       57,112
                                                                -----------
                                                                  1,687,318
                                                                -----------
     TOTAL COMMON STOCKS
      (Identified Cost $3,772,162)                                4,050,224
                                                                -----------

    PREFERRED STOCKS - 1.3% OF NET ASSETS

    NON-CONVERTIBLE PREFERRED STOCKS--0.4%
    UNITED STATES--0.4%
     Highwoods Properties, Inc., Series B, 8.000%          750       17,820
     ProLogis Trust, Series D, 7.920%                    1,000       24,200
                                                                -----------
                                                                     42,020
                                                                -----------
     TOTAL NON-CONVERTIBLE PREFERRED STOCKS
      (Identified Cost $32,244)                                      42,020
                                                                -----------

    CONVERTIBLE PREFERRED STOCKS--0.9%
    UNITED STATES--0.9%
     Equity Residential Properties Trust, 7.250%           500       12,730
     Owens Corning, 6.500% ^                             3,250        3,250
     Philippine Long Distance Telephone Co., $3.50 GDS   2,500       62,250
                                                                -----------
                                                                     78,230
                                                                -----------
     TOTAL CONVERTIBLE PREFERRED STOCKS
      (Identified Cost $210,806)                                     78,230
                                                                -----------
     TOTAL PREFERRED STOCKS
      (Identified Cost $243,050)                                    120,250
                                                                -----------



                                    [Graphic]
Loomis Sayles Equity Funds

PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 (UNAUDITED)


                                                             Face
                                                           Amount    Value +
   -------------------------------------------------------------------------

   SHORT-TERM INVESTMENTS - 6.6% of net assets
    Repurchase Agreement with State Street Corp.,
     dated 3/29/02 at 0.850% to be repurchased at
     $586,042 on 4/01/02 collateralized by $535,000
     U.S. Treasury Bond, 10.750% due 5/15/03 with a
     value of $602,349                                USD 586,000 $  586,000
                                                                  ----------
    TOTAL SHORT-TERM INVESTMENTS
     (Identified Cost $586,000)                                      586,000
                                                                  ----------
   TOTAL INVESTMENTS--97.9%
    (IDENTIFIED COST $8,868,637)@                                  8,698,312
    Cash and Other Assets, Less Liabilities 2.1%                     183,920
                                                                  ----------
   NET ASSETS--100%                                               $8,882,232
                                                                  ==========

+    See Note 1.
144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
# Step Bond: Coupon is zero or below market rate for an initial period and then increases at a specified date and rate.
^    Security in default
*    Non-income producing security.
@ At March 31, 2002, the net unrealized depreciation on investments based on cost of $8,868,637 for federal income tax purposes was as follows:
    Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $629,129 and $799,454, respectively, resulting in net unrealized depreciation of $170,325.

Key to Abbreviations:
ADR: American Depositary Receipt
AUD: Australian Dollar
CAD: Canadian Dollar
EUR: Euro
GDS: Global Depositary Shares
HUF: Hungarian Forint
NOK: Norwegian Krone
SEK: Swedish Krona
USD: United States Dollar
ZAR: South African Rand
                 TEN LARGEST SECTOR HOLDINGS AT MARCH 31, 2002
                         AS A PERCENTAGE OF NET ASSETS

               Foreign Government/Agency                     9.1%
               Food & Beverage                               4.2%
               Banking & Finance                             4.3%
               Oil & Gas Exploration                         3.9%
               Auto & Related                                3.8%
               Telecommunications                            3.5%
               Retail--General                               3.5%
               Utilities--Electric                           3.4%
               Forest & Paper Products                       3.4%
               Electronic Components--Semiconductors         3.0%

                See accompanying notes to financial statements.

                     [This Page Intentionally Left Blank]



                                    [Graphic]
Loomis Sayles Equity Funds

STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2002 (UNAUDITED)


                                                     EMERGING
                                      AGGRESSIVE      MARKETS        GROWTH  INTERNATIONAL
                                     GROWTH FUND         FUND          FUND    EQUITY FUND
------------------------------------------------------------------------------------------
Assets
  Investments at value             $  72,150,136  $ 2,939,864  $ 24,910,870  $ 55,942,736
  Cash                                       767          416           503        91,759
  Foreign currency at value                    0       24,735             0             0
  Receivable for:
   Fund shares sold                       21,950            0           204        90,488
   Securities sold                       524,847       23,215       283,070     1,968,689
   Dividends and interest                    173        7,764         4,290       195,292
  Due from the adviser                    20,504       14,505        15,525        33,538
                                   -------------  -----------  ------------  ------------
                                      72,718,377    3,010,499    25,214,462    58,322,502
                                   -------------  -----------  ------------  ------------
Liabilities
  Payable for:
   Due to Custodian                            0            0             0             0
   Securities purchased                        0       33,361       434,913     1,154,703
   Fund shares redeemed                1,516,999            0             0       465,689
   Foreign taxes                               0          657             0        17,066
  Accrued expenses:
   Management fees                        46,199        3,064        10,422        35,804
   Trustees' fees                          1,037        1,037         1,037         1,037
   Administrative fees                     9,490          992         4,012         9,180
   12b-1 fees                             11,873           12           141           964
  Other                                   41,784       30,830        32,250        72,617
                                   -------------  -----------  ------------  ------------
                                       1,627,382       69,953       482,775     1,757,060
                                   -------------  -----------  ------------  ------------
Net Assets                         $  71,090,995  $ 2,940,546  $ 24,731,687  $ 56,565,442
                                   =============  ===========  ============  ============
  Net Assets consist of:
  Capital paid in                  $ 172,454,728  $ 3,799,150  $ 38,245,205  $ 84,807,241
  Undistributed net investment
   income                               (393,743)      (4,001)      (61,784)      (63,753)
  Accumulated net realized gain
   (loss)                           (109,463,441)  (1,167,080)  (15,147,542)  (31,220,061)
  Unrealized appreciation
   (depreciation) on:
   Investments                         8,493,451      313,504     1,695,808     3,044,368
   Foreign currency translations               0       (1,027)            0        (2,353)
                                   -------------  -----------  ------------  ------------
Net Assets                         $  71,090,995  $ 2,940,546  $ 24,731,687  $ 56,565,442
                                   =============  ===========  ============  ============
Institutional Class:
  Net assets                       $  20,349,104  $ 2,884,170  $ 24,077,709  $ 53,245,707
  Shares of beneficial interest
   outstanding, no par value           1,302,190      247,439     4,903,081     5,324,146
  Net asset value and redemption
   price                           $       15.63  $     11.66  $       4.91  $      10.00
Retail Class:
  Net assets                       $  46,975,924  $    56,376  $    635,129  $  2,103,267
  Shares of beneficial interest
   outstanding, no par value           3,045,432        4,877       132,923       212,600
  Net asset value and redemption
   price                           $       15.43  $     11.56  $       4.78  $       9.89
Admin Class:
  Net assets                       $   3,765,967           --  $     18,849  $  1,216,468
  Shares of beneficial interest
   outstanding, no par value             244,865           --         3,961       122,845
  Net asset value and redemption
   price                           $       15.38           --  $       4.76  $       9.90
Identified cost of investments     $  63,656,685  $ 2,626,360  $ 23,215,062  $ 52,898,368
Cost of foreign currency           $           0  $    24,845  $          0  $          0

                See accompanying notes to financial statements.


   RESEARCH      SMALL CAP     SMALL CAP       VALUE   WORLDWIDE
       FUND    GROWTH FUND    VALUE FUND        FUND        FUND
-----------------------------------------------------------------
$19,464,972  $ 184,232,425  $433,914,603 $43,780,264 $ 8,698,312
        380             99           880           0           0
          0              0             0           0           0
          0        562,902       653,277      20,000           0
          0      1,316,415     1,417,544     594,933     242,706
     12,107          8,437       477,491      37,967      87,020
      5,011         28,577         3,234       4,861      11,297
-----------  -------------  ------------ ----------- -----------
 19,482,470    186,148,855   436,467,029  44,438,025   9,039,335
-----------  -------------  ------------ ----------- -----------
          0              0             0      25,039      39,438
          0      2,127,508     3,209,796      63,467      80,314
          0         48,442       233,905           0           0
          0              0             0           0       1,272
      8,300        118,097       267,068      18,907       5,644
      1,037          1,037         1,037       1,037       1,037
        117         24,252        33,174       3,780         807
          0         12,657        38,382           0           0
     26,064         53,802        84,604      30,944      28,591
-----------  -------------  ------------ ----------- -----------
     35,518      2,385,795     3,867,966     143,174     157,103
-----------  -------------  ------------ ----------- -----------
$19,446,952  $ 183,763,060  $432,599,063 $44,294,851 $ 8,882,232
===========  =============  ============ =========== ===========
$19,270,098  $ 362,418,912  $341,739,463 $41,743,656 $11,141,094
     13,133       (969,542)      729,525      81,922      89,580
 (1,012,243)  (188,263,566)   22,005,770     111,108  (2,177,981)
  1,175,964     10,577,256    68,124,305   2,358,165    (170,325)
          0              0             0           0        (136)
-----------  -------------  ------------ ----------- -----------
$19,446,952  $ 183,763,060  $432,599,063 $44,294,851 $ 8,882,232
===========  =============  ============ =========== ===========
$19,446,827  $ 124,787,775  $269,531,975 $44,294,851 $ 8,882,232
  2,463,529     12,802,908    12,127,260   2,962,830   1,090,319
$      7.89  $        9.75  $      22.23 $     14.95 $      8.15
$       125  $  57,258,842  $138,493,482          --          --
         16      5,954,047     6,235,070          --          --
$      7.88  $        9.62  $      22.21          --          --
         --  $   1,716,443  $ 24,573,606          --          --
         --        178,866     1,108,393          --          --
         --  $        9.60  $      22.17          --          --
$18,289,008  $ 173,655,169  $365,790,298 $41,422,099 $ 8,868,637
$         0  $           0  $          0 $         0 $         0



                                    [Graphic]
Loomis Sayles Equity Funds

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 2002 (UNAUDITED)

                                                        EMERGING
                                          AGGRESSIVE     MARKETS      GROWTH  INTERNATIONAL
                                         GROWTH FUND        FUND        FUND    EQUITY FUND
-------------------------------------------------------------------------------------------
Investment Income
  Dividends*                            $     26,208  $   22,580  $   40,307   $   305,484
  Interest                                    10,727          94       1,986         4,838
                                        ------------  ----------  ----------   -----------
  Total income                                36,935      22,674      42,293       310,322
                                        ------------  ----------  ----------   -----------
  Expenses
   Management fees                           271,193      14,786      60,765       211,176
   12b-1 fees (Retail Class)                  60,980          59         746         2,735
   12b-1 fees (Admin Class)                    4,054           0          16         1,410
   Shareholder service fees
    (Admin Class)                              4,054           0          16         1,410
   Trustees' fees and expenses                 2,717       2,717       2,717         2,717
   Administrative fees                        26,496       2,933      13,025        26,653
   Custodian and accounting fees              29,062      32,641      28,451       101,372
   Transfer Agent fees
    (Institutional Class)                     14,750       7,855      13,156        15,590
   Transfer Agent fees (Retail Class)         17,937       9,710      10,349        10,480
   Transfer Agent fees (Admin Class)          10,525           0      10,103         3,938
   Audit and tax services fees                20,262       9,701      14,832        20,873
   Registration fees                          17,342      11,152      14,905        16,180
   Printing fees                              14,196         389       4,238        12,180
   Legal fees                                  1,110          28         310           856
   Other expenses                              2,471           0           0         2,283
                                        ------------  ----------  ----------   -----------
   Total expenses                            497,149      91,971     173,629       429,853
   Less expenses waived and
    reimbursed by the investment
    adviser                                  (66,471)    (65,296)    (69,552)     (142,729)
                                        ------------  ----------  ----------   -----------
  Net expenses                               430,678      26,675     104,077       287,124
                                        ------------  ----------  ----------   -----------
  Net investment income (loss)              (393,743)     (4,001)    (61,784)       23,198
                                        ------------  ----------  ----------   -----------
Net Realized Gain (Loss) on:
  Investments                            (17,036,667)   (272,028)    231,518    (5,429,801)
  Foreign currency transactions                    0      55,975           0       (67,732)
                                        ------------  ----------  ----------   -----------
  Total net realized gain (loss)         (17,036,667)   (216,053)    231,518    (5,497,533)
                                        ------------  ----------  ----------   -----------
Change in Unrealized Appreciation
 (Depreciation) on:
  Investments                             26,458,182   1,067,979   3,305,876     8,154,743
  Foreign currency translations                    0      (1,014)          0         4,221
                                        ------------  ----------  ----------   -----------
  Total net change in unrealized
   appreciation (depreciation)            26,458,182   1,066,965   3,305,876     8,158,964
                                        ------------  ----------  ----------   -----------
  Total net realized gain (loss) and
   change in unrealized appreciation
   (depreciation)                          9,421,515     850,912   3,537,394     2,661,431
                                        ------------  ----------  ----------   -----------
Net Increase (Decrease) in Net Assets
 from Operations                        $  9,027,772  $  846,911  $3,475,610   $ 2,684,629
                                        ============  ==========  ==========   ===========

* Net of foreign withholding taxes of $1,163, $32,474, $103 and $1,882 for the Emerging Markets, International Equity, Small Cap Value and Worldwide Funds, respectively.

                See accompanying notes to financial statements.


  RESEARCH     SMALL CAP    SMALL CAP       VALUE   WORLDWIDE
      FUND   GROWTH FUND   VALUE FUND        FUND        FUND
--------------------------------------------------------------
$  106,070  $     88,533  $ 2,449,853  $  343,854  $   31,451
     1,675        24,171      598,254      13,908     209,724
----------  ------------  -----------  ----------  ----------
   107,745       112,704    3,048,107     357,762     241,175
----------  ------------  -----------  ----------  ----------
    47,533       753,994    1,395,671     105,488      32,834
         0        72,820      141,596           0           0
         0         2,061       25,391           0           0

         0         2,061       25,391           0           0
     2,717         2,717        2,717       2,717       2,717
     4,490        81,244      129,076      13,997       2,545
    29,638        45,483       62,359      19,317      36,433

     9,906        32,803       42,720      14,272      10,408
         0        17,179       14,467           0           0
         0        10,498       11,175           0           0
     9,653        36,875       56,597      14,398       9,462
    13,045        17,966       19,009       9,845       7,545
       725        40,305       56,814       6,724       1,401
        39         2,623        3,367         419          93
         0         4,871        6,391           0           0
----------  ------------  -----------  ----------  ----------
   117,746     1,123,500    1,992,741     187,177     103,438

   (39,640)      (41,254)      (6,313)     (8,030)    (59,659)
----------  ------------  -----------  ----------  ----------
    78,106     1,082,246    1,986,428     179,147      43,779
----------  ------------  -----------  ----------  ----------
    29,639      (969,542)   1,061,679     178,615     197,396
----------  ------------  -----------  ----------  ----------
   189,344   (39,726,986)  22,829,313     175,268    (878,540)
         0             0            0           0        (998)
----------  ------------  -----------  ----------  ----------
   189,344   (39,726,986)  22,829,313     175,268    (879,538)
----------  ------------  -----------  ----------  ----------

 1,540,996    59,778,116   59,262,913   3,906,378   1,099,860
         0             0            0           0         (11)
----------  ------------  -----------  ----------  ----------

 1,540,996    59,778,116   59,262,913   3,906,378   1,099,849
----------  ------------  -----------  ----------  ----------

 1,730,340    20,051,130   82,092,226   4,081,646     220,311
----------  ------------  -----------  ----------  ----------

$1,759,979  $ 19,081,588  $83,153,905  $4,260,261  $  417,707
==========  ============  ===========  ==========  ==========



                                    [Graphic]
Loomis Sayles Equity Funds

STATEMENTS OF CHANGES IN NET ASSETS
AGGRESSIVE GROWTH FUND

                                                                    SIX MONTHS
                                                                         ENDED    YEAR ENDED
                                                                MARCH 31, 2002 SEPTEMBER 30,
                                                                   (Unaudited)          2001
---------------------------------------------------------------------------------------------
From Operations
  Net investment income (loss)                                   $   (393,743) $  (1,049,698)
  Net realized gain (loss)                                        (17,036,667)   (92,417,186)
  Change in unrealized appreciation (depreciation)                 26,458,182    (51,727,302)
                                                                 ------------  -------------
   Increase (decrease) in net assets from operations                9,027,772   (145,194,186)
                                                                 ------------  -------------
From Distributions to Shareholders
  Institutional Class
   Net realized gain on investments                                         0       (699,751)
  Retail Class
   Net realized gain on investments                                         0     (1,576,504)
  Admin Class
   Net realized gain on investments                                         0           (560)
                                                                 ------------  -------------
                                                                            0     (2,276,815)
                                                                 ------------  -------------
From Capital Share Transactions
  Increase (decrease) in net assets derived from capital share
   transactions                                                     1,854,091     34,492,465
                                                                 ------------  -------------
  Total increase (decrease) in net assets                          10,881,863   (112,978,536)
Net Assets
  Beginning of the period                                          60,209,132    173,187,668
                                                                 ------------  -------------
  End of the period                                              $ 71,090,995  $  60,209,132
                                                                 ============  =============
Undistributed Net Investment Income (Loss)
  End of the period                                              $   (393,743) $           0
                                                                 ============  =============

                See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
EMERGING MARKETS FUNDS

                                                                    SIX MONTHS
                                                                         ENDED    YEAR ENDED
                                                                MARCH 31, 2002 SEPTEMBER 30,
                                                                   (Unaudited)          2001
--------------------------------------------------------------------------------------------
From Operations
  Net investment income (loss)                                    $   (4,001)   $   (18,293)
  Net realized gain (loss)                                          (216,053)      (963,216)
  Change in unrealized appreciation (depreciation)                 1,066,965       (721,423)
                                                                  ----------    -----------
   Increase (decrease) in net assets from operations                 846,911     (1,702,932)
                                                                  ----------    -----------
From Distributions to Shareholders
  Institutional Class
   Net realized gain on investments                                        0        (69,733)
  Retail Class
   Net realized gain on investments                                        0           (515)
                                                                  ----------    -----------
                                                                           0        (70,248)
                                                                  ----------    -----------
From Capital Share Transactions
  Increase (decrease) in net assets derived from capital share
   transactions                                                      260,020       (102,057)
                                                                  ----------    -----------
  Redemption fees                                                          0          3,169
                                                                  ----------    -----------
  Total increase (decrease) in net assets                          1,106,931     (1,872,068)
Net Assets
  Beginning of the period                                          1,833,615      3,705,683
                                                                  ----------    -----------
  End of the period                                               $2,940,546    $ 1,833,615
                                                                  ==========    ===========
Undistributed Net Investment Income (Loss)
  End of the period                                               $   (4,001)   $         0
                                                                  ==========    ===========

                See accompanying notes to financial statements.

                                      71



                                    [Graphic]
Loomis Sayles Equity Funds

STATEMENTS OF CHANGES IN NET ASSETS
GROWTH FUND

                                                                    SIX MONTHS
                                                                         ENDED    YEAR ENDED
                                                                MARCH 31, 2002 SEPTEMBER 30,
                                                                   (Unaudited)          2001
--------------------------------------------------------------------------------------------
From Operations
  Net investment income (loss)                                   $   (61,784)  $    (55,372)
  Net realized gain (loss)                                           231,518    (15,329,994)
  Change in unrealized appreciation (depreciation)                 3,305,876     (7,943,411)
                                                                 -----------   ------------
   Increase (decrease) in net assets from operations               3,475,610    (23,328,777)
                                                                 -----------   ------------
From Distributions to Shareholders
 Institutional Class
   Net realized gain on investments                                        0    (10,314,172)
 Retail Class
   Net realized gain on investments                                        0       (251,072)
 Admin Class
   Net realized gain on investments                                        0         (2,927)
                                                                 -----------   ------------
                                                                           0    (10,568,171)
                                                                 -----------   ------------
From Capital Share Transactions
  Increase (decrease) in net assets derived from capital share
   transactions                                                     (922,082)     9,718,739
                                                                 -----------   ------------
  Total increase (decrease) in net assets                          2,553,528    (24,178,209)
Net Assets
  Beginning of the period                                         22,178,159     46,356,368
                                                                 -----------   ------------
  End of the period                                              $24,731,687   $ 22,178,159
                                                                 ===========   ============
Undistributed Net Investment Income (Loss)
  End of the period                                              $   (61,784)  $          0
                                                                 ===========   ============

                See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
INTERNATIONAL EQUITY FUND

                                                                    SIX MONTHS
                                                                         ENDED    YEAR ENDED
                                                                MARCH 31, 2002 SEPTEMBER 30,
                                                                   (Unaudited)          2001
--------------------------------------------------------------------------------------------
From Operations
  Net investment income (loss)                                   $    23,198   $    279,807
  Net realized gain (loss)                                        (5,497,533)   (25,603,945)
  Change in unrealized appreciation (depreciation)                 8,158,964    (11,098,070)
                                                                 -----------   ------------
   Increase (decrease) in net assets from operations               2,684,629    (36,422,208)
                                                                 -----------   ------------
From Distributions to Shareholders
  Institutional Class
   Net investment income                                            (235,551)             0
   Net realized gain on investments                                        0    (10,517,451)
  Retail Class
   Net investment income                                              (5,046)             0
   Net realized gain on investments                                        0       (751,093)
  Admin Class
   Net investment income                                                   0              0
   Net realized gain on investments                                        0       (124,478)
                                                                 -----------   ------------
                                                                    (240,597)   (11,393,022)
                                                                 -----------   ------------
From Capital Share Transactions
  Increase (decrease) in net assets derived from capital share
   transactions                                                   (3,808,838)    (7,634,241)
                                                                 -----------   ------------
  Total increase (decrease) in net assets                         (1,364,806)   (55,449,471)
Net Assets
  Beginning of the period                                         57,930,248    113,379,719
                                                                 -----------   ------------
  End of the period                                              $56,565,442   $ 57,930,248
                                                                 ===========   ============
Undistributed Net Investment Income (Loss)
  End of the period                                              $   (63,753)  $    153,646
                                                                 ===========   ============

                See accompanying notes to financial statements.

                                      73



                                    [Graphic]
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                                      73

STATEMENTS OF CHANGES IN NET ASSETS
RESEARCH FUND

                                                                    SIX MONTHS
                                                                         ENDED    YEAR ENDED
                                                                MARCH 31, 2002 SEPTEMBER 30,
                                                                   (Unaudited)          2001
--------------------------------------------------------------------------------------------
From Operations
  Net investment income (loss)                                   $    29,639    $     3,440
  Net realized gain (loss)                                           189,344     (1,199,270)
  Change in unrealized appreciation (depreciation)                 1,540,996       (443,326)
                                                                 -----------    -----------
   Increase (decrease) in net assets from operations               1,759,979     (1,639,156)
                                                                 -----------    -----------
From Distributions to Shareholders
  Institutional Class
   Net investment income                                             (19,617)             0
   Net realized gain on investments                                        0        (16,773)
                                                                 -----------    -----------
                                                                     (19,617)       (16,773)
                                                                 -----------    -----------
From Capital Shares Transactions
  Increase (decrease) in net assets derived from capital share
   transactions                                                   13,461,649      2,391,362
                                                                 -----------    -----------
  Total increase (decrease) in net assets                         15,202,011        735,433
Net Assets
  Beginning of the period                                          4,244,941      3,509,508
                                                                 -----------    -----------
  End of the period                                              $19,446,952    $ 4,244,941
                                                                 ===========    ===========
Undistributed Net Investment Income (Loss)
  End of the period                                              $    13,133    $     3,111
                                                                 ===========    ===========

                See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
SMALL CAP GROWTH FUND

                                                                    SIX MONTHS
                                                                         ENDED    YEAR ENDED
                                                                MARCH 31, 2002 SEPTEMBER 30,
                                                                   (Unaudited)          2001
---------------------------------------------------------------------------------------------
From Operations
  Net investment income (loss)                                   $   (969,542) $  (2,159,355)
  Net realized gain (loss)                                        (39,726,986)  (147,559,085)
  Change in unrealized appreciation (depreciation)                 59,778,116   (119,076,924)
                                                                 ------------  -------------
   Increase (decrease) in net assets from operations               19,081,588   (268,795,364)
                                                                 ------------  -------------
From Distributions to Shareholders
  Institutional Class
   Net realized gain on investments                                         0    (10,521,248)
  Retail Class
   Net realized gain on investments                                         0     (3,692,261)
  Admin Class
   Net realized gain on investments                                         0        (31,778)
                                                                 ------------  -------------
                                                                            0    (14,245,287)
                                                                 ------------  -------------
From Capital Shares Transactions
  Increase (decrease) in net assets derived from capital share
   transactions                                                   (11,255,662)   127,414,789
                                                                 ------------  -------------
  Total increase (decrease) in net assets                           7,825,926   (155,625,862)
Net Assets
  Beginning of the period                                         175,937,134    331,562,996
                                                                 ------------  -------------
  End of the period                                              $183,763,060  $ 175,937,134
                                                                 ============  =============
Undistributed Net Investment Income (Loss)
  End of the period                                              $   (969,542) $           0
                                                                 ============  =============

                See accompanying notes to financial statements.

                                      75



                                    [Graphic]
Loomis Sayles Equity Funds

STATEMENTS OF CHANGES IN NET ASSETS
SMALL CAP VALUE FUND

                                                                    SIX MONTHS
                                                                         ENDED    YEAR ENDED
                                                                MARCH 31, 2002 SEPTEMBER 30,
                                                                   (Unaudited)          2001
--------------------------------------------------------------------------------------------
From Operations
  Net investment income (loss)                                   $  1,061,679  $  2,257,730
  Net realized gain (loss)                                         22,829,313    38,470,453
  Change in unrealized appreciation (depreciation)                 59,262,913   (29,774,777)
                                                                 ------------  ------------
   Increase (decrease) in net assets from operations               83,153,905    10,953,406
                                                                 ------------  ------------
From Distributions to Shareholders
  Institutional Class
   Net investment income                                           (1,284,900)   (2,264,385)
   Net realized gain on investments                               (23,675,370)  (11,502,885)
  Retail Class
   Net investment income                                             (323,268)     (660,217)
   Net realized gain on investments                               (10,876,851)   (4,498,890)
  Admin Class
   Net investment income                                               (8,857)      (62,922)
   Net realized gain on investments                                (1,968,755)     (640,490)
                                                                 ------------  ------------
                                                                  (38,138,001)  (19,629,789)
                                                                 ------------  ------------
From Capital Shares Transactions
  Increase (decrease) in net assets derived from capital share
   transactions                                                    58,129,139    19,122,826
                                                                 ------------  ------------
  Total increase (decrease) in net assets                         103,145,043    10,446,443
Net Assets
  Beginning of the period                                         329,454,020   319,007,577
                                                                 ------------  ------------
  End of the period                                              $432,599,063  $329,454,020
                                                                 ============  ============
Undistributed Net Investment Income (Loss)
  End of the period                                              $    729,525  $  1,284,871
                                                                 ============  ============

                See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
VALUE FUND

                                                                    SIX MONTHS
                                                                         ENDED    YEAR ENDED
                                                                MARCH 31, 2002 SEPTEMBER 30,
                                                                   (Unaudited)          2001
--------------------------------------------------------------------------------------------
From Operations
  Net investment income (loss)                                   $   178,615    $   368,942
  Net realized gain (loss)                                           175,268      1,478,436
  Change in unrealized appreciation (depreciation)                 3,906,378     (4,952,030)
                                                                 -----------    -----------
   Increase (decrease) in net assets from operations               4,260,261     (3,104,652)
                                                                 -----------    -----------
From Distributions to Shareholders
 Institutional Class
   Net investment income                                            (463,295)      (444,829)
   Net realized gain on investments                                 (791,340)             0
 Retail Class
   Net investment income                                                   0         (2,465)
   Net realized gain on investments                                        0              0
                                                                 -----------    -----------
                                                                  (1,254,635)      (447,294)
                                                                 -----------    -----------
From Capital Shares Transactions
  Increase (decrease) in net assets derived from capital share
   transactions                                                    1,740,375      4,046,560
                                                                 -----------    -----------
  Total increase (decrease) in net assets                          4,746,001        494,614
Net Assets
  Beginning of the period                                         39,548,850     39,054,236
                                                                 -----------    -----------
  End of the period                                              $44,294,851    $39,548,850
                                                                 ===========    ===========
Undistributed Net Investment Income (Loss)
  End of the period                                              $    81,922    $   366,602
                                                                 ===========    ===========

                See accompanying notes to financial statements.

                                      77



                                    [Graphic]
Loomis Sayles Equity Funds

STATEMENT OF CHANGES IN NET ASSETS
WORLDWIDE FUND

                                                                    SIX MONTHS
                                                                         ENDED    YEAR ENDED
                                                                MARCH 31, 2002 SEPTEMBER 30,
                                                                   (Unaudited)          2001
--------------------------------------------------------------------------------------------
From Operations
  Net investment income (loss)                                    $  197,396    $   649,440
  Net realized gain (loss)                                          (879,538)    (1,302,339)
  Change in unrealized appreciation (depreciation)                 1,099,849       (911,583)
                                                                  ----------    -----------
   Increase (decrease) in net assets from operations                 417,707     (1,564,482)
                                                                  ----------    -----------
From Distributions to Shareholders
 Institutional Class
   Net investment income                                            (747,534)      (321,612)
   Net realized gain on investments                                        0     (2,297,643)
 Retail Class
   Net investment income                                                   0        (26,028)
   Net realized gain on investments                                        0       (205,581)
                                                                  ----------    -----------
                                                                    (747,534)    (2,850,864)
                                                                  ----------    -----------
From Capital Shares Transactions
  Increase (decrease) in net assets derived from capital share
   transactions                                                      683,645      2,316,862
                                                                  ----------    -----------
  Total increase (decrease) in net assets                            353,818     (2,098,484)
Net Assets
  Beginning of the period                                          8,528,414     10,626,898
                                                                  ----------    -----------
  End of the period                                               $8,882,232    $ 8,528,414
                                                                  ==========    ===========
Undistributed Net Investment Income (Loss)
  End of the period                                               $   89,580    $   639,718
                                                                  ==========    ===========

                See accompanying notes to financial statements.

                     [This Page Intentionally Left Blank]



                                    [Graphic]
Loomis Sayles Equity Funds

FINANCIAL HIGHLIGHTS
AGGRESSIVE GROWTH FUND

                                                           Institutional Class
                              ----------------------------------------------------------------------------
                                SIX MONTHS                                        NINE MONTHS
                                  ENDED                                              ENDED     PERIOD ENDED
                              MARCH 31, 2002      YEAR ENDED SEPTEMBER 30,       SEPTEMBER 30, DECEMBER 31,
                              -------------- -------------------------------     ------------- ------------
                               (UNAUDITED)    2001        2000        1999           1998         1997*
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of
 period                          $ 13.56     $ 47.71     $ 20.08     $ 10.51        $11.49        $10.00
                                 -------     -------     -------     -------        ------        ------
INCOME FROM INVESTMENT
 OPERATIONS--
 Net investment income
  (loss)                           (0.07)(d)   (0.20)(d)   (0.26)(d)   (0.09)(d)     (0.03)        (0.03)
 Net realized and
  unrealized gain (loss)
  on investments                    2.14      (33.43)      29.11       10.05         (0.95)         2.26
                                 -------     -------     -------     -------        ------        ------
   Total from investment
    operations                      2.07      (33.63)      28.85        9.96         (0.98)         2.23
                                 -------     -------     -------     -------        ------        ------
LESS DISTRIBUTIONS--
 Dividends from net
  investment income                 0.00        0.00        0.00        0.00          0.00         (0.12)
 Distributions from net
  realized capital gains            0.00       (0.52)      (1.22)      (0.39)         0.00         (0.62)
                                 -------     -------     -------     -------        ------        ------
   Total distributions              0.00       (0.52)      (1.22)      (0.39)         0.00         (0.74)
                                 -------     -------     -------     -------        ------        ------
Net asset value, end of
 period                          $ 15.63     $ 13.56     $ 47.71     $ 20.08        $10.51        $11.49
                                 =======     =======     =======     =======        ======        ======
Total return (%)(a)                 15.3       (71.1)      147.8        97.9          (8.5)         22.7
Net assets, end of period
 (000)                           $20,349     $16,347     $62,364     $13,308        $2,073        $1,848
Ratios to average net assets:
 Net expenses (%)(b)(c)             1.00        1.00        1.00        1.00          1.00          1.00
 Gross expenses (%)(c)              1.21        1.13        1.11        2.96          7.13          9.35
 Net investment income
  (loss) (%)(c)                    (0.90)      (0.75)      (0.66)      (0.56)        (0.35)        (0.38)
Portfolio turnover rate (%)          113         258         191         199            82           174

* From commencement of fund operations on January 2, 1997 through December 31,1997.
**From commencement of class operations on July 31, 2000 through September 30,
  2000.
(a)Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized.
(b)The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(c)Annualized for periods less than one year.
(d)Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

                                Retail Class                                                  Admin Class
----------------------------------------------------------------------------  ---------------------------------------
  SIX MONTHS                                        NINE MONTHS                 SIX MONTHS
    ENDED                  YEAR ENDED                  ENDED     PERIOD ENDED     ENDED       YEAR ENDED    PERIOD ENDED
MARCH 31, 2002            SEPTEMBER 30,            SEPTEMBER 30, DECEMBER 31, MARCH 31, 2002 SEPTEMBER 30,  SEPTEMBER 30,
-------------- -------------------------------     ------------- ------------ -------------- -------------  -------------
 (UNAUDITED)      2001         2000        1999        1998         1997*      (UNAUDITED)       2001          2000**
-------------------------------------------------------------------------------------------------------------------------

   $ 13.41     $ 47.33     $  19.99     $10.49        $11.49        $10.00        $13.38        $ 47.31        $40.38
   -------     -------     --------     ------        ------        ------        ------        -------        ------

     (0.09)(d)   (0.25)(d)    (0.38)(d)  (0.14)(d)     (0.05)        (0.06)        (0.11)(d)      (0.26)(d)     (0.09)(d)

      2.11      (33.15)       28.94      10.03         (0.95)         2.27          2.11         (33.15)         7.02
   -------     -------     --------     ------        ------        ------        ------        -------        ------
      2.02      (33.40)       28.56       9.89         (1.00)         2.21          2.00         (33.41)         6.93
   -------     -------     --------     ------        ------        ------        ------        -------        ------

      0.00        0.00         0.00       0.00          0.00         (0.10)         0.00           0.00          0.00

      0.00       (0.52)       (1.22)     (0.39)         0.00         (0.62)         0.00          (0.52)         0.00
   -------     -------     --------     ------        ------        ------        ------        -------        ------
      0.00       (0.52)       (1.22)     (0.39)         0.00         (0.72)         0.00          (0.52)         0.00
   -------     -------     --------     ------        ------        ------        ------        -------        ------
   $ 15.43     $ 13.41     $  47.33     $19.99        $10.49        $11.49        $15.38        $ 13.38        $47.31
   =======     =======     ========     ======        ======        ======        ======        =======        ======
      15.1       (71.2)       147.0       97.5          (8.7)         22.4          15.0          (71.3)         17.2
   $46,976     $41,456     $110,824     $1,175        $   85        $   74        $3,766        $ 2,406        $    0
      1.25        1.25         1.25       1.25          1.25          1.25          1.50           1.50          1.50
      1.39        1.37         1.35       9.05         27.97         36.58          2.22           2.92          1.60
     (1.15)      (1.01)       (0.89)     (0.80)        (0.60)        (0.67)        (1.40)         (1.35)        (1.14)
       113         258          191        199            82           174           113            258           191



                                    [Graphic]
Loomis Sayles Equity Funds

FINANCIAL HIGHLIGHTS
EMERGING MARKETS FUND

                                                            Institutional Class
                                                 --------------------------------------
                                                   SIX MONTHS
                                                     ENDED       YEAR ENDED   PERIOD ENDED
                                                 MARCH 31, 2002 SEPTEMBER 30, SEPTEMBER 30,
                                                 -------------- ------------- -------------
                                                  (UNAUDITED)       2001          2000*
-------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $ 7.93        $14.86        $10.00
                                                     ------        ------        ------
INCOME FROM INVESTMENT OPERATIONS--
  Net investment income (loss)                        (0.02)(d)     (0.07)(d)     (0.22)(d)
  Net realized and unrealized gain (loss) on
   investments                                         3.75         (6.57)         5.08
                                                     ------        ------        ------
   Total from investment operations                    3.73         (6.64)         4.86
                                                     ------        ------        ------
LESS DISTRIBUTIONS--
  Distributions from net realized capital gains        0.00         (0.29)         0.00
                                                     ------        ------        ------
Net asset value, end of period                       $11.66        $ 7.93        $14.86
                                                     ======        ======        ======
Total return (%)(a)                                    47.0         (45.4)         48.6
Net assets, end of period (000)                      $2,884        $1,794        $3,679
Ratios to average net assets:
  Net expenses (%)(b)(c)                               2.25          2.25          2.25
  Gross expenses (%)(c)                                6.96          7.75          6.20
  Net investment income (loss) (%)(c)                 (0.33)        (0.64)        (1.46)
Portfolio turnover rate (%)                             114           177           134

* From commencement of fund operations on November 9, 1999 through September 30, 2000.
**From commencement of class operations on May 9, 2000 through September 30,
  2000.
(a)Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized.
(b)The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(c)Annualized for periods less than one year.
(d)Per share investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

               Retail Class
--------------------------------------
  SIX MONTHS
    ENDED       YEAR ENDED   PERIOD ENDED
MARCH 31, 2002 SEPTEMBER 30, SEPTEMBER 30,
-------------- ------------- -------------
 (UNAUDITED)       2001         2000**
------------------------------------------
    $ 7.87        $14.81        $16.21
    ------        ------        ------
     (0.03)(d)     (0.06)(d)     (0.14)(d)
      3.72         (6.59)        (1.26)
    ------        ------        ------
      3.69         (6.65)        (1.40)
    ------        ------        ------
      0.00         (0.29)         0.00
    ------        ------        ------
    $11.56        $ 7.87        $14.81
    ======        ======        ======
      46.9         (45.7)         (8.6)
    $   56        $   40        $   27
      2.50          2.50          2.50
     47.58         59.44         70.10
     (0.61)        (0.56)        (2.20)
       114           177           134



                                    [Graphic]
Loomis Sayles Equity Funds

FINANCIAL HIGHLIGHTS
GROWTH FUND

                                                          Institutional Class
                                              -------------------------------------------
                                                SIX MONTHS
                                                  ENDED               YEAR ENDED
                                              MARCH 31, 2002         SEPTEMBER 30,
                                              -------------- ----------------------------
                                               (UNAUDITED)    2001        2000     1999
------------------------------------------------------------------------------------------
Net asset value, beginning of period             $  4.23     $ 15.00     $ 11.17  $ 11.65
                                                 -------     -------     -------  -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                     (0.01)(d)   (0.02)(d)   (0.05)   (0.04)
  Net realized and unrealized gain (loss) on
   investments                                      0.69       (7.42)       4.90     3.01
                                                 -------     -------     -------  -------
   Total from investment operations                 0.68       (7.44)       4.85     2.97
                                                 -------     -------     -------  -------
LESS DISTRIBUTIONS--
  Distributions from net realized capital
   gains                                            0.00       (3.33)      (1.02)   (3.45)
                                                 -------     -------     -------  -------
Net asset value, end of period                   $  4.91     $  4.23     $ 15.00  $ 11.17
                                                 =======     =======     =======  =======
Total return (%)(a)                                 16.1       (50.8)       45.6     30.9
Net assets, end of period (000)                  $24,078     $21,653     $45,328  $28,235
Ratios to average net assets:
  Net expenses (%)(b)(c)                            0.85        0.85        0.85     0.85
  Gross expenses (%)(c)                             1.26        1.24        1.01     1.18
  Net investment income (loss) (%)(c)              (0.50)      (0.17)      (0.36)   (0.40)
Portfolio turnover rate (%)                          111         281         203      164

(a)Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized.
(b)The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(c)Annualized for periods less than one year.
(d)Per share investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

         Institutional Class                     Retail Class
   ------------------------------  ----------------------------------------
    NINE MONTHS                      SIX MONTHS
       ENDED        YEAR ENDED         ENDED              YEAR ENDED
   SEPTEMBER 30,   DECEMBER 31,    MARCH 31, 2002       SEPTEMBER 30,
   ------------- ----------------  -------------- -------------------------
       1998       1997     1996     (UNAUDITED)    2001       2000    1999
   -------------------------------------------------------------------------
      $ 12.63    $ 13.44  $ 15.27      $ 4.12     $14.80     $11.06  $11.59
      -------    -------  -------      ------     ------     ------  ------
        (0.03)     (0.04)   (0.07)      (0.02)(d)  (0.04)(d)  (0.07)  (0.06)
        (0.95)      3.17     3.08        0.68      (7.31)      4.83    2.98
      -------    -------  -------      ------     ------     ------  ------
        (0.98)      3.13     3.01        0.66      (7.35)      4.76    2.92
      -------    -------  -------      ------     ------     ------  ------
         0.00      (3.94)   (4.84)       0.00      (3.33)     (1.02)  (3.45)
      -------    -------  -------      ------     ------     ------  ------
      $ 11.65    $ 12.63  $ 13.44      $ 4.78     $ 4.12     $14.80  $11.06
      =======    =======  =======      ======     ======     ======  ======
         (7.8)      24.5     19.9        16.0      (50.9)      45.3    30.6
      $24,663    $32,149  $39,497      $  635     $  518     $1,028  $  649
         0.85       0.85     1.10        1.10       1.10       1.10    1.10
         1.02       0.98     1.10        4.89       4.11       3.29    4.43
        (0.32)     (0.26)   (0.47)      (0.75)     (0.42)     (0.61)  (0.65)
          118        116       99         111        281        203     164



                                    [Graphic]
Loomis Sayles Equity Funds

FINANCIAL HIGHLIGHTS
GROWTH FUND (CONTINUED)

                               Retail Class                       Admin Class
                        -------------------------  -----------------------------------------
                         NINE MONTHS                 SIX MONTHS
                            ENDED     PERIOD ENDED     ENDED       YEAR ENDED   PERIOD ENDED
                        SEPTEMBER 30, DECEMBER 31, MARCH 31, 2002 SEPTEMBER 30, SEPTEMBER 30,
                        ------------- ------------ -------------- ------------- -------------
                            1998         1997*      (UNAUDITED)       2001         2000**
---------------------------------------------------------------------------------------------
Net asset value,
 beginning of period       $12.59        $13.44       $  4.11        $14.79        $14.09
                           ------        ------       -------        ------        ------
INCOME FROM
 INVESTMENT
 OPERATIONS--
  Net investment
   income (loss)            (0.03)        (0.07)        (0.02)(d)     (0.08)(d)     (0.02)
  Net realized and
   unrealized gain
   (loss) on
   investments              (0.97)         3.16          0.67         (7.27)         0.72
                           ------        ------       -------        ------        ------
   Total from
    investment
    operations              (1.00)         3.09          0.65         (7.35)         0.70
                           ------        ------       -------        ------        ------
LESS DISTRIBUTIONS--
  Distributions from
   net realized
   capital gains             0.00         (3.94)         0.00         (3.33)         0.00
                           ------        ------       -------        ------        ------
Net asset value, end
 of period                 $11.59        $12.59       $  4.76        $ 4.11        $14.79
                           ======        ======       =======        ======        ======
Total return (%)(a)          (7.9)         24.2          15.8         (50.9)          5.0
Net assets, end of
 period (000)              $  516        $  194       $    19        $    8        $    0
Ratios to average net
 assets:
  Net expenses
   (%)(b)(c)                 1.10          1.10          1.35          1.35          1.35
  Gross expenses
   (%)(c)                    4.74         12.96        157.58         68.34          1.50
  Net investment
   income (loss)
   (%)(c)                   (0.58)        (0.42)        (0.97)        (0.94)        (0.87)
Portfolio turnover rate       118           116           111           281           203
 (%)

* From commencement of class operations on January 2, 1997 through December 31, 1997.
** From commencement of class operations on July 31, 2000 through September 30,
   2000.
(a)Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized.
(b)The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(c)Annualized for periods less than one year.
(d)Per share investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

                     [This Page Intentionally Left Blank]



                                    [Graphic]
Loomis Sayles Equity Funds

FINANCIAL HIGHLIGHTS
INTERNATIONAL EQUITY FUND


                                                            Institutional Class
                                              ----------------------------------------------
                                                SIX MONTHS
                                                  ENDED
                                              MARCH 31, 2002     YEAR ENDED SEPTEMBER 30,
                                              -------------- -------------------------------
                                               (UNAUDITED)      2001        2000       1999
---------------------------------------------------------------------------------------------
Net asset value, beginning of period             $  9.61     $ 17.41    $  13.79     $ 10.74
                                                 -------     -------    --------     -------
INCOME FROM INVESTMENT OPERATIONS--
  Net investment income (loss)                      0.01(d)     0.05(d)    (0.06)(d)    0.07
  Net realized and unrealized gain (loss) on
   investments                                      0.42       (5.91)       4.77        3.31
                                                 -------     -------    --------     -------
   Total from investment operations                 0.43       (5.86)       4.71        3.38
                                                 -------     -------    --------     -------
LESS DISTRIBUTIONS--
  Dividends from net investment income             (0.04)       0.00       (0.09)      (0.13)
  Distributions from net realized capital
   gains                                            0.00       (1.94)      (1.00)      (0.20)
                                                 -------     -------    --------     -------
   Total distributions                             (0.04)      (1.94)      (1.09)      (0.33)
                                                 -------     -------    --------     -------
Net asset value, end of period                   $ 10.00     $  9.61    $  17.41     $ 13.79
                                                 =======     =======    ========     =======
Total return (%)(a)                                  4.5       (34.5)       34.4        32.0
Net assets, end of period (000)                  $53,246     $54,080    $107,792     $79,415
Ratios to average net assets:
  Net expenses (%)(b)(c)                            1.00        1.00        1.00        1.00
  Gross expenses (%)(c)                             1.46        1.35        1.15        1.22
  Net investment income (loss)(%)(c)                0.10        0.34       (0.32)       0.53
Portfolio turnover rate (%)                           69         207         226         207

(a)Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized.
(b)The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(c)Annualized for periods less than one year.
(d)Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

         Institutional Class                           Retail Class
------------------------------------   -------------------------------------------
 NINE MONTHS                             SIX MONTHS
    ENDED                                  ENDED
SEPTEMBER 30,  YEAR ENDED DECEMBER 31, MARCH 31, 2002   YEAR ENDED SEPTEMBER 30,
-------------  ----------------------  -------------- ----------------------------
    1998         1997          1996     (UNAUDITED)    2001        2000       1999
------------------------------------------------------------------------------------
   $ 11.30      $ 13.16      $ 11.65       $ 9.50     $ 17.31     $13.73     $10.70
   -------      -------       -------      ------     -------     ------     ------
      0.14        0.15 (d)      0.12        (0.01)(d)    0.02(d)   (0.05)(d)   0.05
     (0.70)       (0.27)        2.01         0.42       (5.89)      4.67       3.28
   -------      -------       -------      ------     -------     ------     ------
     (0.56)       (0.12)        2.13         0.41       (5.87)      4.62       3.33
   -------      -------       -------      ------     -------     ------     ------
      0.00        (0.19)       (0.09)       (0.02)       0.00      (0.04)     (0.10)

      0.00        (1.55)       (0.53)        0.00       (1.94)     (1.00)     (0.20)
   -------      -------       -------      ------     -------     ------     ------
      0.00        (1.74)       (0.62)       (0.02)      (1.94)     (1.04)     (0.30)
   -------      -------       -------      ------     -------     ------     ------
   $ 10.74      $ 11.30      $ 13.16       $ 9.89     $  9.50     $17.31     $13.73
   =======      =======       =======      ======     =======     ======     ======
      (5.0)        (1.0)        18.3          4.3       (34.7)      33.9       31.6
   $68,464      $82,188      $90,662       $2,103      $2,793     $5,588     $  261
      1.00         1.00         1.42         1.25        1.25       1.25       1.25
      1.18         1.16         1.42         2.60        1.99       1.67      12.33
      1.49         1.12         0.96        (0.19)       0.13      (0.26)      0.29
        96          119          151           69         207        226        207



                                    [Graphic]
Loomis Sayles Equity Funds

FINANCIAL HIGHLIGHTS
INTERNATIONAL EQUITY FUND (CONTINUED)


                               Retail Class                       Admin Class
                        -----------------------    --------------------------------------
                         NINE MONTHS                 SIX MONTHS
                            ENDED     PERIOD ENDED     ENDED       YEAR ENDED   PERIOD ENDED
                        SEPTEMBER 30, DECEMBER 31, MARCH 31, 2002 SEPTEMBER 30, SEPTEMBER 30,
                        ------------- ------------ -------------- ------------- -------------
                            1998         1997*      (UNAUDITED)       2001         2000**
---------------------------------------------------------------------------------------------
Net asset value,
 beginning of period       $11.28        $13.16        $ 9.49        $17.30        $17.62
                           ------        ------        ------        ------        ------
INCOME FROM
 INVESTMENT
 OPERATIONS--
  Net investment
   income (loss)             0.10          0.10(d)      (0.02)(d)      0.02(d)      (0.02)(d)
  Net realized and
   unrealized gain
   (loss) on
   investments              (0.68)        (0.26)         0.43         (5.89)        (0.30)
                           ------        ------        ------        ------        ------
   Total from
    investment
    operations              (0.58)        (0.16)         0.41         (5.87)        (0.32)
                           ------        ------        ------        ------        ------
LESS DISTRIBUTIONS--
  Dividends from net
   investment
   income                    0.00         (0.17)         0.00          0.00          0.00
  Distributions from
   net realized
   capital gains             0.00         (1.55)         0.00         (1.94)         0.00
                           ------        ------        ------        ------        ------
   Total
    distributions            0.00         (1.72)         0.00         (1.94)         0.00
                           ------        ------        ------        ------        ------
Net asset value, end
 of period                 $10.70        $11.28        $ 9.90        $ 9.49        $17.30
                           ======        ======        ======        ======        ======
Total return (%)(a)          (5.1)         (1.3)          4.3         (34.8)         (1.8)
Net assets, end of
 period (000)              $  150        $  233        $1,216        $1,057        $    0
Ratios to average net
 assets:
  Net expenses
   (%)(b)(c)                 1.25          1.25          1.50          1.50          1.50
  Gross expenses
   (%)(c)                   10.26         16.24          2.61          2.01          1.77
  Net investment
   income (loss)
   (%)(c)                    1.16          0.73         (0.39)         0.19         (0.83)
Portfolio turnover rate
 (%)                           96           119            69           207           226

* From commencement of class operations on January 2, 1997 through December 31, 1997.
** From commencement of class operations on July 31, 2000 through September 30,
   2000.
(a)Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized.
(b)The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(c)Annualized for periods less than one year.
(d)Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

FINANCIAL HIGHLIGHTS
RESEARCH FUND


                                      INSTITUTIONAL CLASS               RETAIL CLASS
                           -----------------------------------------  ----------------
                             SIX MONTHS
                               ENDED       YEAR ENDED   PERIOD ENDED    PERIOD ENDED
                           MARCH 31, 2002 SEPTEMBER 30, SEPTEMBER 30, MARCH 31, 2002**
                           -------------- ------------- ------------- ----------------
                            (UNAUDITED)       2001         2000 *       (UNAUDITED)
--------------------------------------------------------------------------------------
Net asset value, beginning
 of period                    $  6.85        $10.54        $10.00          $ 7.62
                              -------        ------        ------          ------
INCOME FROM INVESTMENT
 OPERATIONS--
  Net investment income
   (loss)                        0.01(d)       0.01(d)       0.00            0.00(d)
  Net realized and
   unrealized gain (loss)
   on investments                1.04         (3.65)         0.54            0.27
                              -------        ------        ------          ------
   Total from
    investment
    operations                   1.05         (3.64)         0.54            0.27
                              -------        ------        ------          ------
LESS DISTRIBUTIONS--
  Dividends from net
   investment income            (0.01)         0.00          0.00           (0.01)
  Distributions from net
   realized capital gains        0.00         (0.05)         0.00            0.00
                              -------        ------        ------          ------
   Total distributions          (0.01)        (0.05)         0.00           (0.01)
                              -------        ------        ------          ------
Net asset value, end of
 period                       $  7.89        $ 6.85        $10.54          $ 7.88
                              =======        ======        ======          ======
Total return (%)(a)              15.3         (34.7)          5.4             3.6
Net assets, end of period
 (000)                        $19,447        $4,245        $3,510          $    0
Ratios to average net
 assets:
  Net expenses (%)(b)(c)         0.93          1.15          1.15            1.10
  Gross expenses (%)(c)          1.40          4.26          8.02            1.10
  Net investment income
   (loss) (%)(c)                 0.35          0.09         (0.14)           0.16
Portfolio turnover rate
 (%)                               53           171            20              53

* From commencement of fund operations on July 31, 2000 through September 30, 2000.
**From commencement of class operations on November 30, 2001 through March 31,
  2002.
(a)Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized.
(b)The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(c)Annualized for periods less than one year.
(d)Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.



                                    [Graphic]
Loomis Sayles Equity Funds

FINANCIAL HIGHLIGHTS
SMALL CAP GROWTH FUND


                                                           Institutional Class
                              --------------------------------------------------------------------------
                                SIX MONTHS                                        NINE MONTHS
                                  ENDED                                              ENDED     PERIOD ENDED
                              MARCH 31, 2002       YEAR ENDED SEPTEMBER 30,      SEPTEMBER 30, DECEMBER 31,
                              --------------  ---------------------------------  ------------- ------------
                               (UNAUDITED)      2001         2000        1999        1998         1997*
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
 period                          $   8.83     $  26.98     $  16.74     $  9.83     $ 11.32       $10.00
                                 --------     --------     --------     -------     -------       ------
INCOME FROM INVESTMENT
 OPERATIONS--
 Net investment income
  (loss)                            (0.05)(d)    (0.12)(d)    (0.16)(d)   (0.08)      (0.02)       (0.07)(d)
 Net realized and
  unrealized gain (loss)
  on investments                     0.97       (17.06)       10.40        6.99       (1.47)        1.99
                                 --------     --------     --------     -------     -------       ------
   Total from investment
    operations                       0.92       (17.18)       10.24        6.91       (1.49)        1.92
                                 --------     --------     --------     -------     -------       ------
LESS DISTRIBUTIONS--
 Dividends from net
  investment income                  0.00         0.00         0.00        0.00        0.00        (0.01)
 Distributions from net
  realized capital gains             0.00        (0.97)        0.00        0.00        0.00        (0.59)
                                 --------     --------     --------     -------     -------       ------
   Total distributions               0.00        (0.97)        0.00        0.00        0.00        (0.60)
                                 --------     --------     --------     -------     -------       ------
Net asset value, end of
 period                          $   9.75     $   8.83     $  26.98     $ 16.74     $  9.83       $11.32
                                 ========     ========     ========     =======     =======       ======
Total return (%)(a)                  10.4        (65.2)        61.2        70.3       (13.2)        19.4
Net assets, end of period
 (000)                           $124,788     $124,479     $262,147     $81,132     $17,174       $3,893
Ratios to average net assets:
 Net expenses (%)(b)(c)              1.00         0.99         0.92        1.00        1.00         1.00
 Gross expenses (%)(c)               1.03         0.99         0.92        1.11        2.15         5.81
 Net investment income
  (loss) (%)(c)                     (0.89)       (0.74)       (0.62)      (0.80)      (0.53)       (0.65)
Portfolio turnover rate (%)            89          140          170         163         116          211

* From commencement of fund operations on January 2, 1997 through December 31, 1997.
** From commencement of class operations on July 31, 2000 through September 30,
   2000.
(a)Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized.
(b)The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(c)Annualized for periods less than one year.
(d)Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

                               Retail Class                                                Admin Class
----------------------------------------------------------------------     ---------------------------------------
  SIX MONTHS                                    NINE MONTHS                  SIX MONTHS
    ENDED                                          ENDED     PERIOD ENDED      ENDED       YEAR ENDED    PERIOD ENDED
MARCH 31, 2002    YEAR ENDED SEPTEMBER 30,     SEPTEMBER 30, DECEMBER 31,  MARCH 31, 2002 SEPTEMBER 30,  SEPTEMBER 30,
-------------- ------------------------------  ------------- ------------  -------------- -------------  -------------
 (UNAUDITED)      2001        2000      1999       1998         1997*       (UNAUDITED)       2001          2000**
----------------------------------------------------------------------------------------------------------------------

   $  8.72     $ 26.74     $ 16.65     $ 9.80     $11.30        $10.00         $ 8.71        $ 26.73        $23.67
   -------     -------     -------     ------     ------        ------         ------        -------        ------

     (0.06)(d)   (0.15)(d)   (0.24)(d)  (0.08)     (0.08)        (0.10)(d)      (0.07)(d)      (0.17)(d)     (0.05)(d)

      0.96      (16.90)      10.33       6.93      (1.42)         1.99           0.96         (16.88)         3.11
   -------     -------     -------     ------     ------        ------         ------        -------        ------

      0.90      (17.05)      10.09       6.85      (1.50)         1.89           0.89         (17.05)         3.06
   -------     -------     -------     ------     ------        ------         ------        -------        ------

      0.00        0.00        0.00       0.00       0.00          0.00           0.00           0.00          0.00

      0.00       (0.97)       0.00       0.00       0.00         (0.59)          0.00          (0.97)         0.00
   -------     -------     -------     ------     ------        ------         ------        -------        ------
      0.00       (0.97)       0.00       0.00       0.00         (0.59)          0.00          (0.97)         0.00
   -------     -------     -------     ------     ------        ------         ------        -------        ------

   $  9.62     $  8.72     $ 26.74     $16.65     $ 9.80        $11.30         $ 9.60        $  8.71        $26.73
   =======     =======     =======     ======     ======        ======         ======        =======        ======
      10.3       (65.3)       60.6       69.9      (13.3)         19.2           10.2          (65.3)         12.9

   $57,259     $50,197     $69,416     $6,032     $1,057        $1,139         $1,716        $ 1,261        $    0

      1.25        1.25        1.23       1.25       1.25          1.25           1.50           1.50          1.50
      1.29        1.26        1.23       1.80       3.70          7.82           2.76           3.56          1.50

     (1.14)      (1.01)      (0.92)     (1.04)     (0.80)        (0.94)         (1.39)         (1.29)        (1.16)
        89         140         170        163        116           211             89            140           170



                                    [Graphic]
Loomis Sayles Equity Funds

FINANCIAL HIGHLIGHTS
SMALL CAP VALUE FUND

                                                               Institutional Class
                                                 -----------------------------------------------
                                                   SIX MONTHS
                                                     ENDED                 YEAR ENDED
                                                 MARCH 31, 2002           SEPTEMBER 30,
                                                 -------------- --------------------------------
                                                  (UNAUDITED)     2001        2000        1999
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $  19.89    $  20.42    $  17.33    $  15.60
                                                    --------    --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS--
  Net investment income (loss)                          0.07(d)    0.16 (d)     0.14(d)     0.16
  Net realized and unrealized gain (loss) on
   investments                                          4.62        0.60        3.36        1.83
                                                    --------    --------    --------    --------
   Total from investment operations                     4.69        0.76        3.50        1.99
                                                    --------    --------    --------    --------
LESS DISTRIBUTIONS--
  Dividends from net investment income                 (0.11)      (0.20)      (0.14)      (0.12)
  Distributions from net realized capital gains        (2.24)      (1.09)      (0.27)      (0.14)
                                                    --------    --------    --------    --------
   Total distributions                                 (2.35)      (1.29)      (0.41)      (0.26)
                                                    --------    --------    --------    --------
Net asset value, end of period                      $  22.23    $  19.89    $  20.42    $  17.33
                                                    ========    ========    ========    ========
Total return (%)(a)                                     25.3         3.9        20.7        12.8
Net assets, end of period (000)                     $269,532    $215,439    $214,919    $301,496
Ratios to average net assets:
  Net expenses (%)(b)(c)                                0.97        0.98        0.93        0.90
  Gross expenses (%)(c)                                 0.97        0.98        0.93        0.90
  Net investment income (loss) (%)(c)                   0.67        0.76        0.76        0.87
Portfolio turnover rate (%)                               46          98         102         113

(a)Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized.
(b)The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(c)Annualized for periods less than one year.
(d)Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

       Institutional Class                        Retail Class
--------------------------------  --------------------------------------------
 NINE MONTHS                        SIX MONTHS
    ENDED         YEAR ENDED          ENDED                YEAR ENDED
SEPTEMBER 30,    DECEMBER 31,     MARCH 31, 2002         SEPTEMBER 30,
------------- ------------------  -------------- -----------------------------
    1998        1997      1996     (UNAUDITED)    2001       2000       1999
-------------------------------------------------------------------------------
  $  18.62    $  17.39  $  15.33     $  19.85    $ 20.38    $ 17.28    $ 15.57
  --------    --------  --------     --------    -------    -------    -------

      0.12        0.17      0.11         0.05(d)   0.11 (d)   0.10 (d)    0.09

     (3.14)       4.26      4.47         4.61       0.60       3.36       1.84
  --------    --------  --------     --------    -------    -------    -------
     (3.02)       4.43      4.58         4.66       0.71       3.46       1.93
  --------    --------  --------     --------    -------    -------    -------

      0.00       (0.15)    (0.11)       (0.06)     (0.15)     (0.09)     (0.08)
      0.00       (3.05)    (2.41)       (2.24)     (1.09)     (0.27)     (0.14)
  --------    --------  --------     --------    -------    -------    -------
      0.00       (3.20)    (2.52)       (2.30)     (1.24)     (0.36)     (0.22)
  --------    --------  --------     --------    -------    -------    -------
  $  15.60    $  18.62  $  17.39     $  22.21    $ 19.85    $ 20.38    $ 17.28
  ========    ========  ========     ========    =======    =======    =======
     (16.2)       26.0      30.4         25.2        3.6       20.4       12.4
  $296,116    $245,177  $163.625     $138,493    $97,544    $92,698    $75,302

      0.92        0.94      1.19         1.21       1.22       1.17       1.20
      0.92        0.94      1.19         1.21       1.22       1.17       1.20
      1.04        0.97      0.80         0.44       0.51       0.53       0.57
        78          94        73           46         98        102        113



                                    [Graphic]
Loomis Sayles Equity Funds

FINANCIAL HIGHLIGHTS
SMALL CAP VALUE FUND (CONTINUED)

                                                                 Retail Class
                                                          -----------------------
                                                           NINE MONTHS
                                                              ENDED     PERIOD ENDED
                                                          SEPTEMBER 30, DECEMBER 31,
                                                          ------------- ------------
                                                              1998         1997*
------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 18.62      $ 17.39
                                                             -------      -------
INCOME FROM INVESTMENT OPERATIONS--
  Net investment income (loss)                                  0.10        0.15 (d)
  Net realized and unrealized gain (loss) on investments       (3.15)        4.21
                                                             -------      -------
   Total from investment operations                            (3.05)        4.36
                                                             -------      -------
LESS DISTRIBUTIONS--
  Dividends from net investment income                          0.00        (0.08)
  Distributions from net realized capital gains                 0.00        (3.05)
                                                             -------      -------
   Total distributions                                          0.00        (3.13)
                                                             -------      -------
Net asset value, end of period                               $ 15.57      $ 18.62
                                                             =======      =======
Total return (%)(a)                                            (16.4)        25.6
Net assets, end of period (000)                              $54,060      $34,353
Ratios to average net assets:
  Net expenses (%)(b)(c)                                        1.19         1.25
  Gross expenses (%)(c)                                         1.19         1.35
  Net investment income (loss) (%)(c)                           0.79         0.79
Portfolio turnover rate (%)                                       78           94

* From commencement of class operations on January 2, 1997 through December 31, 1997.
**From commencement of class operations on January 2, 1998 through September
  30, 1998.
(a)Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized.
(b)The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(c)Annualized for periods less than one year.
(d)Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

                                  Admin Class
           ---------------------------------------------------------
             SIX MONTHS
               ENDED                                    PERIOD ENDED
           MARCH 31, 2002   YEAR ENDED SEPTEMBER 30,    SEPTEMBER 30,
           -------------- ----------------------------  -------------
            (UNAUDITED)    2001       2000       1999      1998**
           ----------------------------------------------------------
              $ 19.80     $ 20.34    $ 17.24    $15.54     $18.62
              -------     -------    -------    ------     ------

                 0.02(d)    0.05 (d)   0.04 (d)   0.04       0.03
                 4.60        0.60       3.37      1.83      (3.11)
              -------     -------    -------    ------     ------
                 4.62        0.65       3.41      1.87      (3.08)
              -------     -------    -------    ------     ------

                (0.01)      (0.10)     (0.04)    (0.03)      0.00
                (2.24)      (1.09)     (0.27)    (0.14)      0.00
              -------     -------    -------    ------     ------
                (2.25)      (1.19)     (0.31)    (0.17)      0.00
              -------     -------    -------    ------     ------
              $ 22.17     $ 19.80    $ 20.34    $17.24     $15.54
              =======     =======    =======    ======     ======
                 25.0         3.3       20.1      12.0      (16.5)
              $24,574     $16,471    $11,391    $4,863     $1,046

                 1.48        1.50       1.50      1.50       1.50
                 1.54        1.59       1.68      1.70       3.99
                 0.17        0.23       0.21      0.30       0.95
                   46          98        102       113         78



                                    [Graphic]
Loomis Sayles Equity Funds

FINANCIAL HIGHLIGHTS
VALUE FUND

                                                           Institutional Class
                                                           -------------------
                                                               SIX MONTHS
                                                                  ENDED
                                                             MARCH 31, 2002
                                                           -------------------
                                                               (UNAUDITED)
 -----------------------------------------------------------------------------
 Net asset value, beginning of period                            $ 13.90
                                                                 -------
 INCOME FROM INVESTMENT OPERATIONS--
   Net investment income (loss)                                     0.06(d)
   Net realized and unrealized gain (loss) on investments           1.43
                                                                 -------
    Total from investment operations                                1.49
                                                                 -------
 LESS DISTRIBUTIONS--
   Dividends from net investment income                            (0.16)
   Distributions from net realized capital gains                   (0.28)
                                                                 -------
    Total distributions                                            (0.44)
                                                                 -------
 Net asset value, end of period                                  $ 14.95
                                                                 =======
 Total return (%)(a)                                                10.8
 Net assets, end of period (000)                                 $44,295
 Ratios to average net assets:
   Net expenses (%)(b)(c)                                           0.85
   Gross expenses (%)(c)                                            0.89
   Net investment income (loss) (%)(c)                              0.85
 Portfolio turnover rate (%)                                          37


(a)Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized.
(b)The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(c)Annualized for periods less than one year.
(d)Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

                    Institutional Class
-----------------------------------------------------------
                              NINE MONTHS
                                 ENDED        YEAR ENDED
  YEAR ENDED SEPTEMBER 30,   SEPTEMBER 30,   DECEMBER 31,
---------------------------  ------------- ----------------
 2001       2000     1999        1998       1997     1996
------------------------------------------------------------
$ 15.12    $ 16.54  $ 16.85     $ 17.64    $ 15.60  $ 14.57
-------    -------  -------     -------    -------  -------
  0.14 (d)    0.17     0.22        0.18       0.18     0.22
  (1.19)      0.41     1.53       (0.97)      4.32     2.83
-------    -------  -------     -------    -------  -------
  (1.05)      0.58     1.75       (0.79)      4.50     3.05
-------    -------  -------     -------    -------  -------
  (0.17)     (0.15)   (0.24)       0.00      (0.19)   (0.22)
   0.00      (1.85)   (1.82)       0.00      (2.27)   (1.80)
-------    -------  -------     -------    -------  -------
  (0.17)     (2.00)   (2.06)       0.00      (2.46)   (2.02)
-------    -------  -------     -------    -------  -------
$ 13.90    $ 15.12  $ 16.54     $ 16.85    $ 17.64  $ 15.60
=======    =======  =======     =======    =======  =======
   (7.1)       3.6     10.5        (4.5)      29.2     21.2
$39,549    $38,792  $66,726     $66,928    $63,303  $43,715
   0.85       0.85     0.78        0.79       0.84     1.13
   0.96       0.89     0.78        0.79       0.84     1.13
   0.87       0.87     1.20        1.36       1.12     1.44
     90         73       59          49         64       58



                                    [Graphic]
Loomis Sayles Equity Funds

FINANCIAL HIGHLIGHTS
WORLDWIDE FUND

                                                           Institutional Class
                                                           -------------------
                                                               SIX MONTHS
                                                                  ENDED
                                                             MARCH 31, 2002
                                                           -------------------
                                                               (UNAUDITED)
 -----------------------------------------------------------------------------
 Net asset value, beginning of period                            $ 8.48
                                                                 ------
 INCOME FROM INVESTMENT OPERATIONS--
   Net investment income (loss)                                    0.19(d)
   Net realized and unrealized gain (loss) on investments          0.23
                                                                 ------
    Total from investment operations                               0.42
                                                                 ------
 LESS DISTRIBUTIONS--
   Dividends from net investment income                           (0.75)
   Distributions from net realized capital gains                   0.00
                                                                 ------
    Total distributions                                           (0.75)
                                                                 ------
 Net asset value, end of period                                  $ 8.15
                                                                 ======
 Total return (%)(a)                                                5.0
 Net assets, end of period (000)                                 $8,882
 Ratios to average net assets:
   Net expenses (%)(b)(c)                                          1.00
   Gross expenses (%)(c)                                           2.36
   Net investment income (loss) (%)(c)                             4.51
 Portfolio turnover rate (%)                                         68

* From commencement of class operations on May 1, 1996 through December 31,
  1996.
(a)Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized.
(b)The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(c)Annualized for periods less than one year.
(d)Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

                        Institutional Class
-------------------------------------------------------------------

                              NINE MONTHS
                                 ENDED      YEAR ENDED  PERIOD ENDED
    YEAR ENDED SEPTEMBER 30, SEPTEMBER 30, DECEMBER 31, DECEMBER 31,
---------------------------  ------------- ------------ ------------
 2001       2000      1999       1998          1997        1996*
--------------------------------------------------------------------
 $13.93    $10.28    $ 8.79     $ 9.86        $10.63       $10.00
------     ------    ------     ------        ------       ------
   0.65(d)   0.58(d)   0.50       0.33          0.47         0.30
  (2.44)     4.02      1.82      (1.40)        (0.10)        0.63
------     ------    ------     ------        ------       ------
  (1.79)     4.60      2.32      (1.07)         0.37         0.93
------     ------    ------     ------        ------       ------
  (0.35)    (0.48)    (0.44)      0.00         (0.47)       (0.30)
  (3.31)    (0.47)    (0.39)      0.00         (0.67)        0.00
------     ------    ------     ------        ------       ------
  (3.66)    (0.95)    (0.83)      0.00         (1.14)       (0.30)
------     ------    ------     ------        ------       ------
 $ 8.48    $13.93    $10.28     $ 8.79        $ 9.86       $10.63
======     ======    ======     ======        ======       ======
  (15.0)     46.5      27.8      (10.9)          3.5          9.2
 $8,528    $9,748    $6,233     $4,907        $5,597       $5,189
   1.00      1.00      1.00       1.00          1.00         1.00
   2.58      2.48      3.46       3.28          2.62         3.72
   6.85      4.26      5.07       4.37          3.89         4.62
    160       183       165         93           134           76



                                    [Graphic]
Loomis Sayles Equity Funds

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2002 [UNAUDITED]


1. Loomis Sayles Funds is comprised of predominantly no-load mutual funds (the "Funds").

Each Fund is a series of Loomis Sayles Funds (the "Trust"). The Trust is a diversified, open-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act") and organized as a Massachusetts business trust on February 20, 1991. The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest in multiple series.

Each Fund is separately managed and has its own investment objective and policies. Loomis, Sayles & Company, L.P. ("Loomis Sayles") is the investment adviser of each Fund.

The Trust consists of the following Funds:

FIXED INCOME FUNDS                            EQUITY FUNDS
------------------                            ------------
Loomis Sayles Bond Fund                       Loomis Sayles Aggressive Growth Fund
Loomis Sayles Global Bond Fund                Loomis Sayles Emerging Markets Fund
Loomis Sayles High Income Fund                Loomis Sayles Global Technology Fund
  (formerly Loomis Sayles High Yield Fund)    Loomis Sayles Growth Fund
Loomis Sayles Intermediate Maturity Bond Fund Loomis Sayles International Equity Fund
Loomis Sayles Investment Grade Bond Fund      Loomis Sayles Research Fund
Loomis Sayles Managed Bond Fund               Loomis Sayles Small Cap Growth Fund
Loomis Sayles U.S. Government Securities Fund Loomis Sayles Small Cap Value Fund
                                              Loomis Sayles Value Fund
                                              Loomis Sayles Worldwide Fund

The financial statements of the Loomis Sayles Global Technology Fund and Fixed Income Funds are presented separately.

The Equity Funds (excluding the Value Fund and Worldwide Fund) offer Institutional and Retail Class shares. The Value and Worldwide Funds offer Institutional Class shares. The Aggressive Growth, Growth, International Equity, Small Cap Growth, and Small Cap Value Funds also offer Admin Class shares. Each class of shares has an equal pro rata interest in the assets of the relevant fund and general voting privileges. Institutional, Retail and Admin Classes differ with respect to distribution and certain other class-specific expenses and expense reductions.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Equity Funds:

A. SECURITY VALUATION| Equity securities for which quotations are readily available are valued at their last sale price on the exchange or markets where

MARCH 31, 2002 (UNAUDITED)

primarily traded or, if there is no reported sale during the day, at the closing bid price. Long-term debt securities for which quotations are readily available are valued by a pricing service, approved by the Board of Trustees, which generally uses the most recent bid prices in the principal market in which such securities are normally traded. Short-term securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates fair value. Other securities for which quotations are not readily available (including restricted securities, if any) are valued primarily using dealer supplied quotations or at their fair values as determined in good faith under the general supervision of the Board of Trustees.

B. REPURCHASE AGREEMENT| The Funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Funds take possession of securities subject to commitment of the sellers to repurchase, and the Funds to resell, the obligation at an agreed-upon prices and time. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Funds' holding period. The Funds, through their custodian, receive delivery of the underlying securities collateralizing repurchase agreements. It is the Funds' policy that the market value of the collateral be at least equal to 102% of the repurchase price including accrued interest. These securities are marked-to-market daily. Loomis Sayles is responsible for determining that the value of the collateral is at all times at least equal to 102% of the repurchase price including accrued interest. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters into insolvency proceedings, realization of the collateral by the Funds may be delayed or limited.

C. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS| The books and records of each of the Funds (including those Funds that invest in foreign investments) are maintained in U.S. dollars. The value of investments, currencies and other assets and liabilities denominated in currencies other than U.S. dollars is translated into U.S. dollars based upon foreign exchange rates prevailing at the end of each day. Purchases and sales of investments, income and expenses are translated at prevailing exchange rates on the respective dates of such transactions.

The results of operations resulting from changes in foreign exchange rates on investments are not isolated from fluctuations arising from changes in market prices of investments held. All such fluctuations are included with net realized and unrealized gain or loss on investments.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investments in securities at year-end, resulting from changes in exchange rates.



                                    [Graphic]
Loomis Sayles Equity Funds

MARCH 31, 2002 (UNAUDITED)


Certain funds use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Each Fund may purchase investments of foreign issuers. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign companies and foreign governments and their markets may be less liquid and the prices of such securities may be more volatile than those of securities of comparable U.S. companies and the U.S. government.

D. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS| Each Fund that may invest in foreign investments may enter into forward foreign currency exchange contracts to protect its investments against changes in future foreign exchange rates. A forward foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date.

The market value of the contracts will fluctuate with changes in currency exchange rates. The contracts are marked-to-market daily using the forward currency exchange rates and the changes in market value are recorded as unrealized appreciation (depreciation) on foreign currency translations in the Funds' Statements of Assets and Liabilities. Realized gain or loss is recognized when a contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and recorded as realized gain (loss) on foreign currency transactions in the Funds' Statements of Operations.

Risks may arise upon entering into forward foreign currency exchange contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At March 31, 2002, there were no open forward foreign currency exchange contracts.

E. SECURITY TRANSACTIONS, RELATED INVESTMENT INCOME AND EXPENSES| Security transactions are accounted for on the trade date (the date the buy or sell is executed). Dividend income is recorded on the ex-dividend date or, in the case of dividend income on foreign securities, on the ex-dividend date or when the Fund becomes aware of its declaration, net of foreign withholding taxes, where applicable. Interest income is recorded on the accrual basis and increased by the accretion of discount and decreased by the amortization of premium. In determining net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Most expenses of the Trust can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon

MARCH 31, 2002 (UNAUDITED)

relative net assets. Investment income, realized and unrealized gains and losses, and the common expenses of a Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

F. FEDERAL INCOME TAXES| Each Fund is a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its net investment income and any net realized capital gains. Accordingly, no provision for federal income tax or excise tax has been made.

The capital carryforwards are intended to be used to offset future capital gains. At March 31, 2002, the following Funds had available capital loss carryforwards:

FUND                                                 AMOUNT   EXPIRES
----                                                 ------   -------
Aggressive Growth Fund............................ $3,211,673  2009
Emerging Markets Fund.............................    309,076  2009
Growth Fund.......................................    523,423  2009
International Equity Fund.........................  6,918,472  2009
Research Fund.....................................     89,477  2009
Small Cap Growth Fund.............................  4,346,866  2009
Worldwide Fund....................................    238,412  2009

The Funds elected to defer net capital losses, noted below, as having been incurred in the current fiscal year.

FUND                                                  AMOUNT
----                                                  ------
Aggressive Growth Fund............................ $ 88,845,750
Emerging Markets Fund.............................      608,058
Growth Fund.......................................   14,710,768
International Equity Fund.........................   18,297,326
Research Fund.....................................      945,345
Small Cap Growth Fund.............................  143,907,994
Worldwide Fund....................................    1,058,161

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS| Each Fund pays its net investment income and realized capital gains to shareholders annually. Income and capital gains distributions, if any, are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which may result in reclassifications to a Fund's capital accounts to reflect income and gains available for distribution, are primarily due to differing book and tax treatments for litigation proceeds, forward foreign currency transactions, non-deductible organization costs, deferred losses due to wash sales, excise tax regulations and net operating losses. Some of these classifications may include temporary book and tax basis differences that will reverse in subsequent periods. Dividends from net investment income are determined on a class level. Distributions to shareholders are recorded on the ex-dividend date.



                                    [Graphic]
Loomis Sayles Equity Funds

MARCH 31, 2002 (UNAUDITED)


H. REDEMPTION FEES| Shares held in the Emerging Markets Fund less than one year are subject to a redemption fee equal to 2% of the amount redeemed.

2. PORTFOLIO SECURITY TRANSACTIONS| The cost of purchases and proceeds from sales and maturities of securities other than short term investments for each Fund for the six months ended March 31, 2002 were as follows:

FUND                                                    PURCHASES     SALES
----                                                    ---------     -----
Aggressive Growth Fund................................  78,729,000  77,643,393
Emerging Markets Fund.................................   2,596,105   2,524,525
Growth Fund...........................................  26,307,000  27,322,229
International Equity Fund.............................  37,516,601  43,337,792
Research Fund.........................................  22,085,489   8,694,474
Small Cap Growth Fund................................. 171,940,771 181,365,410
Small Cap Value Fund.................................. 174,014,939 160,798,709
Value Fund............................................  15,976,424  15,065,625
Worldwide Fund........................................   5,498,454   5,364,743

Purchases and sales of long-term U.S. government securities occurred in the Worldwide Fund and totaled $97,743 and $849, respectively.

3. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES| During the six months ended March 31, 2002, the Funds incurred management fees payable to Loomis Sayles. Separate management agreements for each Fund in effect during the six months ended March 31, 2002 provided for fees at the following annual percentage rate of each Fund's average daily net assets indicated below. Loomis Sayles has contractually agreed, until February 1, 2003, to reduce its advisory fees and/or bear other expenses, to the extent necessary to limit the total operating expenses of the Funds, to the following percentage rate of each Fund's average daily net assets:

                                                       MAXIMUM EXPENSE RATIOS
                                                     --------------------------
                                          MANAGEMENT INSTITUTIONAL RETAIL ADMIN
FUND                                         FEES        CLASS     CLASS  CLASS
----                                      ---------- ------------- ------ -----
Aggressive Growth Fund...................   0.75%        1.00%     1.25%  1.50%
Emerging Markets Fund....................   1.25%        2.25%     2.50%     --
Growth Fund..............................   0.50%        0.85%     1.10%  1.35%
International Equity Fund................   0.75%        1.00%     1.25%  1.50%
Research Fund (1)........................   0.50%        0.85%     1.10%     --
Small Cap Growth Fund....................   0.75%        1.00%     1.25%  1.50%
Small Cap Value Fund (2).................   0.75%        0.90%     1.15%  1.40%
Value Fund...............................   0.50%        0.85%        --     --
Worldwide Fund...........................   0.75%        1.00%        --     --

(1)Effective November 30, 2001, the management fee and expense limitation for the Institutional Class has changed from 0.75% and 1.15% to 0.50% and 0.85%, respectively.
(2)Effective March 1, 2002, the expense limitation for the Institutional, Retail and Admin Classes has changed from 1.00%, 1.25% and 1.50% to 0.90%, 1.15% and 1.40%, respectively.

MARCH 31, 2002 (UNAUDITED)


Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles' general partner is indirectly owned by CDC IXIS Asset Management North America, L.P, whose general partner is indirectly owned by CDC IXIS Asset Management SA ("CDC IXIS"). CDC IXIS is part of the Caisse des Depots et Consignations Group.

Retail and Admin Class shares are subject to distribution fees payable to Loomis Sayles Distributors L.P. (the "Distributor"), a subsidiary of Loomis Sayles at an annual rate of 0.25% of the relevant class' average net assets, pursuant to distribution plans adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940. Admin Class shares may pay an administrative fee at an annual rate of up to 0.25% of the average daily net assets attributable to Admin Class shares to securities dealers or financial intermediaries for providing personal service and account maintenance for their customers who hold such shares. Retail and Admin Class shares have exclusive voting rights with respect to their distribution plans.

The Institutional and Retail Class shares of the Funds may pay sub-transfer agency fees to brokers and other shareholder representatives with respect to such shares held in omnibus accounts by brokers or representatives for the benefit of their customers. These fees will not exceed the amounts that the Funds would expect to pay to the Transfer Agent if such a transfer agent were to hold their customers' Fund shares directly. As of March 31, 2002, the following amounts were incurred under this arrangement:

      FUND                                   SHARE CLASS     AMOUNTS PAID
      ----                                   -----------     ------------
      Small Cap Growth Fund              Institutional Class   $11,243
      Small Cap Value Fund               Institutional Class    15,260

Loomis Sayles charges the Funds an administrative fee related to Loomis Sayles' performance of certain accounting and administrative services. As of March 31, 2002, the following amounts were incurred by the Funds:

      FUND                                                        AMOUNT
      ----                                                        ------
      Aggressive Growth Fund..................................... $17,478
      Emerging Markets Fund......................................     505
      Growth Fund................................................   5,432
      International Equity Fund..................................  14,792
      Research Fund..............................................     818
      Small Cap Growth Fund......................................  51,563
      Small Cap Value Fund.......................................  74,892
      Value Fund.................................................   8,878
      Worldwide Fund.............................................   1,880



                                    [Graphic]
Loomis Sayles Equity Funds

MARCH 31, 2002 (UNAUDITED)


A. TRUSTEES FEES AND EXPENSES| The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Loomis Sayles, CDC IXIS Asset Management North America, L.P. or their affiliates. Each independent Trustee is compensated by the Trust on behalf of each Fund at the rate of $1,250 per Fund per year, plus travel expenses for each meeting attended.

B. SHAREHOLDERS| At March 31, 2002, Loomis, Sayles & Company, L.P. Funded Pension Plan and Trust ("Pension Plan") and the Loomis, Sayles & Company, L.P. Employees' Profit Sharing Retirement and Loomis Sayles Employees' Money Purchase Plan ("Defined Contribution Plans") held shares of beneficial interest in the Funds as follows:

                                                                 DEFINED
                                                               CONTRIBUTION
    FUND                                          PENSION PLAN    PLANS
    ----                                          ------------ ------------
    Aggressive Growth Fund.......................    187,842      510,059
    Emerging Markets Fund........................          0       73,608
    Growth Fund..................................    452,097    1,938,961
    International Equity Fund....................    753,024      456,666
    Research Fund................................  1,789,446      231,834
    Small Cap Growth Fund........................    234,766      447,120
    Small Cap Value Fund.........................    553,934      821,313
    Value Fund...................................    419,923      670,504
    Worldwide Fund...............................    826,947      181,316

4. BENEFICIAL INTEREST| The following Funds have shareholders, each owning beneficially or of record 10% or more of the shares outstanding of a Fund as of March 31, 2002 and the total percentage of the shares of the Fund held by such shareholders.

                                                        10% OR GREATER
                                                         SHAREHOLDERS
                                                   ------------------------
                                                       # OF        % OF
     FUND                                          SHAREHOLDERS SHARES HELD
     ----                                          ------------ -----------
     Emerging Markets Fund........................      1           48%
     Research Fund................................      1           48%

5. LINE OF CREDIT| The Trust has entered into an agreement which enables each Fund to borrow under a $25 million unsecured line of credit. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quarter, is accrued by the Trust and apportioned among the Funds based on each Fund's average daily unused portion of the line of credit. During the six months ended March 31, 2002, the Funds had no borrowings under the agreement.

MARCH 31, 2002 (UNAUDITED)


6. CAPITAL SHARE TRANSACTIONS| The tables below summarize the transactions in Fund shares for the periods indicated:

                                     LOOMIS SAYLES AGGRESSIVE GROWTH FUND
                               ------------------------------------------------
                                  SIX MONTHS ENDED            YEAR ENDED
                                   MARCH 31, 2002         SEPTEMBER 30, 2001
                               ----------------------  ------------------------
                                SHARES      AMOUNT       SHARES       AMOUNT
Institutional Class Shares      ------      ------       ------       ------
Issued from the sale of shares  399,423  $  6,437,011     503,193  $ 15,133,873
Issued in connection with the
 reinvestment of distributions        0             0      19,999       653,953
Redeemed...................... (302,754)   (4,725,178)   (624,749)  (17,425,276)
                               --------  ------------  ----------  ------------
Net change....................   96,669  $  1,711,833    (101,557) $ (1,637,450)
                               ========  ============  ==========  ============
                                SHARES      AMOUNT       SHARES       AMOUNT
Retail Class Shares             ------      ------       ------       ------
Issued from the sale of shares  799,478  $ 12,353,003   3,084,098  $ 88,904,887
Issued in connection with the
 reinvestment of distributions        0             0      47,308     1,532,767
Redeemed...................... (846,290)  (13,227,598) (2,380,773)  (57,952,729)
                               --------  ------------  ----------  ------------
Net change....................  (46,812) $   (874,595)    750,633  $ 32,484,925
                               ========  ============  ==========  ============
                                SHARES      AMOUNT       SHARES       AMOUNT
Admin Class Shares              ------      ------       ------       ------
Issued from the sale of shares  112,781  $  1,786,771     199,331  $  4,028,681
Issued in connection with the
 reinvestment of distributions        0             0          17           560
Redeemed......................  (47,699)     (769,918)    (19,570)     (384,251)
                               --------  ------------  ----------  ------------
Net change....................   65,082  $  1,016,853     179,778  $  3,644,990
                               ========  ============  ==========  ============
                                      LOOMIS SAYLES EMERGING MARKETS FUND
                               ------------------------------------------------
                                  SIX MONTHS ENDED            YEAR ENDED
                                   MARCH 31, 2002         SEPTEMBER 30, 2001
                               ----------------------  ------------------------
                                SHARES      AMOUNT       SHARES       AMOUNT
Institutional Class Shares      ------      ------       ------       ------
Issued from the sale of shares   75,986  $    814,324      32,243  $    374,035
Issued in connection with the
 reinvestment of distributions        0             0       4,847        61,504
Redeemed......................  (54,883)     (553,853)    (58,300)     (573,120)
                               --------  ------------  ----------  ------------
Net change....................   21,103  $    260,471     (21,210) $   (137,581)
                               ========  ============  ==========  ============
                                SHARES      AMOUNT       SHARES       AMOUNT
Retail Class Shares             ------      ------       ------       ------
Issued from the sale of shares      344  $      3,500       3,240  $     35,500
Issued in connection with the
 reinvestment of distributions        0             0          41           514
Redeemed......................     (507)       (3,951)        (40)         (490)
                               --------  ------------  ----------  ------------
Net change....................     (163) $       (451)      3,241  $     35,524
                               ========  ============  ==========  ============





                                    [Graphic]
Loomis Sayles Equity Funds

MARCH 31, 2002 (UNAUDITED)

                                                     LOOMIS SAYLES GROWTH FUND
                                        --------------------------------------------------
                                            SIX MONTHS ENDED             YEAR ENDED
                                             MARCH 31, 2002          SEPTEMBER 30, 2001
                                        ------------------------  ------------------------
                                          SHARES       AMOUNT       SHARES       AMOUNT
Institutional Class Shares                ------       ------       ------       ------
Issued from the sale of shares.........    436,597  $  2,080,018     651,050  $  6,494,438
Issued in connection with the
 reinvestment of distributions.........          0             0   2,179,515    10,238,087
Redeemed...............................   (653,088)   (3,047,206)   (733,732)   (7,301,916)
                                        ----------  ------------  ----------  ------------
Net change.............................   (216,491) $   (967,188)  2,096,833  $  9,430,609
                                        ==========  ============  ==========  ============
                                          SHARES       AMOUNT       SHARES       AMOUNT
Retail Class Shares                       ------       ------       ------       ------
Issued from the sale of shares.........     12,832  $     60,978      11,389  $    129,212
Issued in connection with the
 reinvestment of distributions.........          0             0      55,005       251,023
Redeemed...............................     (5,596)      (26,031)    (10,144)      (95,683)
                                        ----------  ------------  ----------  ------------
Net change.............................      7,236  $     34,947      56,250  $    284,552
                                        ==========  ============  ==========  ============
                                          SHARES       AMOUNT       SHARES       AMOUNT
Admin Class Shares                        ------       ------       ------       ------
Issued from the sale of shares.........      2,460  $     11,709      46,571  $    392,224
Issued in connection with the
 reinvestment of distributions.........          0             0         731         2,927
Redeemed...............................       (336)       (1,550)    (45,476)     (391,573)
                                        ----------  ------------  ----------  ------------
Net change.............................      2,124  $     10,159       1,826  $      3,578
                                        ==========  ============  ==========  ============

                                              LOOMIS SAYLES INTERNATIONAL EQUITY FUND
                                        --------------------------------------------------
                                            SIX MONTHS ENDED             YEAR ENDED
                                             MARCH 31, 2002          SEPTEMBER 30, 2001
                                        ------------------------  ------------------------
                                          SHARES       AMOUNT       SHARES       AMOUNT
Institutional Class Shares                ------       ------       ------       ------
Issued from the sale of shares.........  1,165,613  $ 11,436,641   1,783,647  $ 24,075,338
Issued in connection with the
 reinvestment of distributions.........     16,890       166,534     840,092     9,211,872
Redeemed............................... (1,488,554)  (14,683,505) (3,186,426)  (42,536,690)
                                        ----------  ------------  ----------  ------------
Net change.............................   (306,051) $ (3,080,330)   (562,687) $ (9,249,480)
                                        ==========  ============  ==========  ============
                                          SHARES       AMOUNT       SHARES       AMOUNT
Retail Class Shares                       ------       ------       ------       ------
Issued from the sale of shares.........    602,722  $  5,867,465   1,189,335  $ 15,346,150
Issued in connection with the
 reinvestment of distributions.........        468         4,568      68,198       712,905
Redeemed...............................   (684,579)   (6,711,224) (1,286,338)  (16,003,181)
                                        ----------  ------------  ----------  ------------
Net change.............................    (81,389) $   (839,191)    (28,805) $     55,874
                                        ==========  ============  ==========  ============
                                          SHARES       AMOUNT       SHARES       AMOUNT
Admin Class Shares                        ------       ------       ------       ------
Issued from the sale of shares.........     97,361  $    953,956     124,822  $  1,767,944
Issued in connection with the
 reinvestment of distributions.........          0             0      13,396       124,478
Redeemed...............................    (85,898)     (843,273)    (26,846)     (333,057)
                                        ----------  ------------  ----------  ------------
Net change.............................     11,463  $    110,683     111,372  $  1,559,365
                                        ==========  ============  ==========  ============

MARCH 31, 2002 (UNAUDITED)



                                                         LOOMIS SAYLES RESEARCH FUND
                                             --------------------------------------------------
                                                 SIX MONTHS ENDED             YEAR ENDED
                                                  MARCH 31, 2002          SEPTEMBER 30, 2001
                                             ------------------------  ------------------------
                                              SHARES       AMOUNT        SHARES       AMOUNT
Institutional Class Shares                    ------       ------        ------       ------
Issued from the sale of shares..............  1,954,711  $ 14,317,259     418,621  $  3,371,934
Issued in connection with the reinvestment
 of distributions...........................      2,571        19,617       1,853        16,773
Redeemed....................................   (113,208)     (875,344)   (133,993)     (997,345)
                                             ----------  ------------  ----------  ------------
Net change..................................  1,844,074  $ 13,461,532     286,481  $  2,391,362
                                             ==========  ============  ==========  ============
                                              SHARES*      AMOUNT*
Retail Class Shares                           -------      -------
Issued from the sale of shares..............         21  $        157
Issued in connection with the reinvestment
 of distributions...........................          0             0
Redeemed....................................         (5)          (40)
                                             ----------  ------------
Net change..................................         16  $        117
                                             ==========  ============

* From November 30, 2001 (commencement of class operations)

                                                     LOOMIS SAYLES SMALL CAP GROWTH FUND
                                             --------------------------------------------------
                                                 SIX MONTHS ENDED             YEAR ENDED
                                                  MARCH 31, 2002          SEPTEMBER 30, 2001
                                             ------------------------  ------------------------
                                              SHARES       AMOUNT        SHARES       AMOUNT
Institutional Class Shares                    ------       ------        ------       ------
Issued from the sale of shares..............  2,713,457  $ 27,841,203   8,257,954  $129,009,973
Issued in connection with the reinvestment
 of distributions...........................          0             0     607,824     8,867,281
Redeemed.................................... (4,001,614)  (41,419,363) (4,490,271)  (67,346,115)
                                             ----------  ------------  ----------  ------------
Net change.................................. (1,288,157) $(13,578,160)  4,375,507  $ 70,531,139
                                             ==========  ============  ==========  ============
                                              SHARES       AMOUNT        SHARES       AMOUNT
Retail Class Shares                           ------       ------        ------       ------
Issued from the sale of shares..............  1,759,135  $ 17,648,103   5,683,465  $ 95,293,818
Issued in connection with the reinvestment
 of distributions...........................          0             0     262,109     3,619,447
Redeemed.................................... (1,559,114)  (15,630,719) (2,787,519)  (44,140,825)
                                             ----------  ------------  ----------  ------------
Net change..................................    200,021  $  2,017,384   3,158,055  $ 54,772,440
                                             ==========  ============  ==========  ============
                                              SHARES       AMOUNT        SHARES       AMOUNT
Admin Class Shares                            ------       ------        ------       ------
Issued from the sale of shares..............    116,849  $  1,154,295     152,572  $  2,226,158
Issued in connection with the reinvestment
 of distributions...........................          0             0       3,623        31,778
Redeemed....................................    (82,663)     (849,181)    (11,522)     (146,726)
                                             ----------  ------------  ----------  ------------
Net change..................................     34,186  $    305,114     144,673  $  2,111,210
                                             ==========  ============  ==========  ============



                                    [Graphic]
Loomis Sayles Equity Funds

MARCH 31, 2002 (UNAUDITED)

                                       LOOMIS SAYLES SMALL CAP VALUE FUND
                               --------------------------------------------------
                                   SIX MONTHS ENDED             YEAR ENDED
                                    MARCH 31, 2002          SEPTEMBER 30, 2001
                               ------------------------  ------------------------
                                 SHARES       AMOUNT      SHARES       AMOUNT
Institutional Class Shares       ------       ------      ------       ------
Issued from the sale of shares  1,594,181  $ 33,447,396   2,733,253  $ 57,274,299
Issued in connection with
 the reinvestment of
 distributions................  1,260,305    24,587,467     686,673    13,425,888
Redeemed...................... (1,560,593)  (32,630,326) (3,111,125)  (65,038,822)
                               ----------  ------------  ----------  ------------
Net change....................  1,293,893  $ 25,404,537     308,801  $  5,661,365
                               ==========  ============  ==========  ============
                                 SHARES       AMOUNT      SHARES       AMOUNT
Retail Class Shares              ------       ------      ------       ------
Issued from the sale of shares  1,703,168  $ 35,646,712   2,687,149  $ 56,114,946
Issued in connection with the
 reinvestment of distributions    573,075    11,150,919     263,247     5,136,298
Redeemed......................   (954,459)  (19,680,053) (2,584,614)  (53,473,174)
                               ----------  ------------  ----------  ------------
Net change....................  1,321,784  $ 27,117,578     365,782  $  7,778,070
                               ==========  ============  ==========  ============
                                 SHARES       AMOUNT      SHARES       AMOUNT
Admin Class Shares               ------       ------      ------       ------
Issued from the sale of shares    408,343  $  8,497,849     556,390  $ 11,675,978
Issued in connection with
 the reinvestment of
 distributions................     66,334     1,285,090      23,780       462,909
Redeemed......................   (198,016)   (4,175,915)   (308,550)   (6,455,496)
                               ----------  ------------  ----------  ------------
Net change....................    276,661  $  5,607,024     271,620  $  5,683,391
                               ==========  ============  ==========  ============

                                            LOOMIS SAYLES VALUE FUND
                               --------------------------------------------------
                                   SIX MONTHS ENDED             YEAR ENDED
                                    MARCH 31, 2002          SEPTEMBER 30, 2001
                               ------------------------  ------------------------
                                 SHARES       AMOUNT      SHARES       AMOUNT
Institutional Class Shares       ------       ------      ------       ------
Issued from the sale of shares    274,752  $  3,981,036     713,679  $ 11,027,548
Issued from the closing of
 Retail Class shares..........          0             0      18,520       286,694
Issued in connection with the
 reinvestment of distributions     82,149     1,189,752      25,561       400,025
Redeemed......................   (238,332)   (3,430,413)   (478,437)   (7,399,204)
                               ----------  ------------  ----------  ------------
Net change....................    118,569  $  1,740,375     279,323  $  4,315,063
                               ==========  ============  ==========  ============
                                                          SHARES*      AMOUNT*
Retail Class Shares                                       -------      -------
Issued from the sale of shares                                2,369  $     36,500
Issued in connection with the
 reinvestment of distributions                                  158         2,465
Redeemed......................                               (1,349)      (20,774)
Redeemed from the closing of
 Retail Class shares..........                              (18,556)     (286,694)
                                                         ----------  ------------
Net change....................                              (17,378) $   (268,503)
                                                         ==========  ============

*The Retail Class of the Value Fund liquidated on December 18, 2000.

MARCH 31, 2002 (UNAUDITED)

                                              LOOMIS SAYLES WORLDWIDE FUND
                                        ---------------------------------------
                                         SIX MONTHS ENDED        YEAR ENDED
                                          MARCH 31, 2002     SEPTEMBER 30, 2001
                                        ------------------  -------------------
                                         SHARES    AMOUNT   SHARES     AMOUNT
Institutional Class Shares               ------    ------   ------     ------
Issued from the sale of shares.........  21,114  $ 173,448   45,880  $  429,514
Issued from the closing of Retail Class
 shares................................       0          0   83,837     780,527
Issued in connection with the
 reinvestment of distributions.........  92,975    747,526  274,557   2,619,237
Redeemed............................... (29,010)  (237,329) (98,649)   (924,695)
                                        -------  ---------  -------  ----------
Net change.............................  85,079  $ 683,645  305,625  $2,904,583
                                        =======  =========  =======  ==========
                                                            SHARES*    AMOUNT*
Retail Class Shares                                         -------    -------
Issued from the sale of shares.........                       8,045  $   91,281
Issued in connection with the
 reinvestment of distributions.........                      24,389     231,591
Redeemed...............................                     (11,679)   (130,066)
Reedeemed from the closing of Retail
 Class Shares..........................                     (84,018)   (780,527)
                                                            -------  ----------
Net change.............................                     (63,263) $ (587,721)
                                                            =======  ==========

*The Retail Class of the Worldwide Fund liquidated on December 18, 2000.

7. CHANGE IN ACCOUNTING PRINCIPLE| As required, effective October 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities. This change will have no impact on the net assets of the Funds. Prior to October 1, 2001, the Funds did not amortize premium on debt securities. The cumulative effect of this accounting change was immaterial to the financial statements.



                                    [Graphic]
Loomis Sayles Equity Funds

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





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